UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Check the appropriate box:

☒	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Rosewind Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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ROSEWIND CORPORATION 373 Inverness Parkway Suite 200 Englewood, Colorado 80112 (720) 437-6500

Englewood, Colorado May [ ], 2015

Dear Shareholders of Rosewind Corporation:

You are cordially invited to attend a special meeting of shareholders of Rosewind Corporation, a Colorado corporation, which we refer to as “we” or the “Company”, to be held at [    ] [    ]m. (Mountain Time) on May [    ], 2015 at [            ], unless postponed or adjourned to a later date.

As previously announced, on April 16, 2015, we acquired Luoxis Diagnostics, Inc., which we refer to as “Luoxis”, and Vyrix Pharmaceuticals, Inc., which we refer to as “Vyrix”, each Delaware corporations and formerly subsidiaries of Ampio Pharmaceuticals, Inc., by entering into an Agreement and Plan of Merger, which we refer to as the “Merger Agreement”. Pursuant to the Merger Agreement, we effectuated a two-step business combination transaction with Luoxis and Vyrix, and with the Company surviving. Upon the effectiveness of those transactions, Ampio became the holder of approximately 81.5% of the outstanding shares of the Company’s common stock.

The Company is currently incorporated in the State of Colorado and trades on the OTCQB Market under the symbol “RSWN”. The Company now intends to undertake the following corporate actions: (1) re-incorporate the Company in Delaware through a plan of conversion; (2) effectuate a reverse stock split of the Company’s common stock, at a ratio of one new share for every 12.174 shares currently outstanding; (3) change the name of the Company to “Aytu Bioscience, Inc.”; and (4) approve a new stock option and incentive plan that is designed to enable us to offer meaningful equity incentive packages to officers, directors, key employees and other key individuals. We refer to (1) through (4), collectively, as the “Proposed Transactions”.

The terms of the Proposed Transactions require us to submit certain matters for shareholder approval in accordance with applicable corporate and securities laws. The Company is holding the special meeting in order to obtain the shareholder approvals necessary to complete the Proposed Transactions. After careful consideration, our Board of Directors has approved the Proposed Transactions, and has determined that they are advisable and in the best interests of the Company’s shareholders. Accordingly, the Board of Directors recommends that shareholders vote in favor of the Proposed Transactions. Ampio, as the holder of approximately 81.5% of the issued and outstanding shares of the Company’s common stock, has agreed, pursuant to a voting agreement, to vote to approve the Proposed Transactions at the special meeting, and therefore Ampio’s vote will provide the requisite number of shares of Company common stock necessary for shareholder approval of the Proposed Transactions at the Special Meeting.

The Notice of Special Meeting, Proxy Statement and proxy card accompanying this letter describe in detail the Proposed Transactions and the matters to be acted upon at the meeting. We urge you to read these materials carefully and in their entirety.

Whether or not you plan to attend, please sign, date and return your proxy card in the enclosed envelope as soon as possible.

On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in the affairs of the Company. We look forward to seeing you at the special meeting.

ROSEWIND CORPORATION

/s/ Joshua R. Disbrow
Joshua R. Disbrow President and Chief Executive Officer

This proxy statement and the accompanying proxy card are

being mailed to our shareholders beginning on or about May [    ], 2015.

Even though you may plan to attend the meeting in person,

please mark, date, and execute the enclosed proxy and mail it promptly. A postage-paid return envelope is enclosed for your convenience.

****

[SIGNATURE PAGE TO PROXY STATEMENT LETTER]

ROSEWIND CORPORATION

373 Inverness Parkway, Suite 200

Englewood, Colorado 80112

(720) 437-6500

NOTICE OF SPECIAL MEETING OF

THE STOCKHOLDERS

TO BE HELD MAY [    ], 2015

Englewood, Colorado

May [    ], 2015

Dear Shareholder:

Notice (“Notice”) is hereby given that a special meeting of shareholders of Rosewind Corporation (the “Company,” “us” or “we”) will be held at [            ] [    ].m. (Mountain Time) on May [    ], 2015 at [            ], to consider and act upon the following matters:

1. To change the state of incorporation of the Company from the State of Colorado to the State of Delaware through a plan of conversion substantially in the form attached as Annex A to the accompanying proxy statement.

2. To effect a reverse stock split of the Company’s common stock, at a ratio of one new share, at $0.0001 par value per share, for every 12.174 shares currently outstanding, at no par value per share;

3. To change the name of the Company to “Aytu Bioscience, Inc.”;

4. To approve a new stock option and incentive plan for certain officers, directors, employees, and other key personnel; and

5. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The holder of approximately 81.5% of our outstanding shares of common stock has agreed to vote, pursuant to a voting agreement, in favor of proposals (1) through (4). Accordingly, we expect these proposals to be approved at the special meeting.

Only shareholders of record at the close of business on May [    ], 2015, the record date for the special meeting, are entitled to notice of and to vote at the special meeting and any adjournment or postponement of the meeting.

This Notice of Special Meeting, Proxy Statement and accompanying Proxy Card are being distributed to shareholders on or about May [    ], 2015.

The Board of Directors of the Company recommends that you vote “FOR” each of the proposals set forth above.

By Order of the Board of Directors,
ROSEWIND CORPORATION

/s/ Joshua R. Disbrow
Joshua R. Disbrow
President, Chief Executive Officer

ROSEWIND CORPORATION

373 Inverness Parkway

Suite 200

Engelwood, Colorado 80112

(720) 437-6500

PROXY STATEMENT

FOR THE

SPECIAL MEETING OF THE SHAREHOLDERS

TO BE HELD MAY [    ], 2015

[            ]

This proxy statement is furnished to the holders of common stock of Rosewind Corporation (“we”, “Rosewind” or the “Company”) in connection with the solicitation of proxies for use in connection with the special meeting (the “Special Meeting”) of the shareholders of Rosewind common stock (the “Shareholders”) to be held on May [    ], 2015, and all adjournments and postponements thereof, for the purposes set forth in the accompanying Notice of Special Meeting of the Shareholders. Rosewind is first mailing this proxy statement and the enclosed form of proxy to Shareholders on or about May [    ], 2015.

Whether or not you plan to attend the Special Meeting, we request that you vote as soon as possible. Whether or not you expect to be present in person at the meeting, you are requested to complete, sign, date, and return the enclosed form of proxy. If you attend the meeting, you may vote by ballot. If you do not attend the meeting, your shares of common stock can be voted only when represented by a properly executed proxy.

Any person giving such a proxy has the right to revoke it at any time before it is voted by giving written notice of revocation to the Secretary of the Company, by duly executing and delivering a proxy bearing a later date, or by attending the Special Meeting and voting in person.

The close of business on May [    ], 2015 has been fixed as the record date (the “Record Date”) for the determination of the Shareholders entitled to vote at the Special Meeting of the Shareholders. As of the Record Date, [            ] shares of Rosewind common stock were outstanding and entitled to be voted at the Special Meeting. Shareholders will be entitled to cast one vote on each issue presented above for each share of Rosewind common stock held of record on the Record Date.

The solicitation of this proxy is made by the Company’s Board of Directors (the “Board”) and officers. The solicitation will primarily be by mail and the expense thereof will be paid by the Company. In addition, proxies may be solicited by telephone or email by directors, officers, or regular employees of the Company.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

Q.	Why am I receiving these materials?

The Board is soliciting proxies from the Shareholders in connection with the Special Meeting and any and all adjournments and postponements thereof. You are receiving this Proxy Statement because you have been identified as a Shareholder as of the Record Date, and you are entitled to vote at the Special Meeting. You are encouraged to vote on the proposals presented in these proxy materials. You are invited to attend the Special Meeting, but you do not have to attend to vote.

Q.	When and where is the Special Meeting?

We will hold the Special Meeting on May [    ], 2015, at [    ] [    ].m., prevailing Mountain Time, at [            ].

Q.	Who is entitled to vote at the meeting

You are entitled to vote (in person or by proxy) if you were a Shareholder of record as of the Record Date. As of the Record Date, there were [    ] shares of our common stock outstanding and entitled to vote and no shares of our preferred stock outstanding.

Q.	What am I being asked to vote on at the meeting?

You will be voting on the following proposals: (i) to change the state of incorporation of the Company from the State of Colorado to the State of Delaware through a plan of conversion substantially in the form attached as Annex A to this Proxy Statement; (ii) to effect a reverse stock split of the Company’s common stock, at a ratio of one new share, at $0.0001 par value per share, for every 12.174 shares currently outstanding, at no par value per share; (iii) to change the name of the Company to “Aytu Bioscience, Inc.”; and (iv) to approve the new stock option and incentive plan for certain officers, directors, employees, and other key personnel (each of (1) through (4) individually, a “Proposed Transaction” and, collectively, the “Proposed Transactions”). In addition, the proxies will be authorized to vote on such other business that may properly come before the Special Meeting, including any adjournment or postponement thereof.

Q.	How do I vote?

Whether or not you expect to be present in person at the Special Meeting, you are requested to vote your shares. If you are a Shareholder of record and you attend the meeting, you may vote by ballot. If you hold your shares in street name and you wish to vote at the meeting, you must obtain a proxy, executed in your favor, from your bank or broker.

Whether you hold shares directly as the Shareholder of record or beneficially in street name, you may direct how your shares are voted without attending the Special Meeting. If you are a Shareholder of record, you may vote by proxy pursuant to instructions provided on the proxy card. If you hold shares beneficially in street name, you may also vote by proxy by following the voting instruction card provided to you by your broker, bank, trustee or nominee.

Q.	What if I want to change my vote?

If you are a Shareholder of record, you can revoke your proxy at any time before it is voted at the Special Meeting by:

•	timely delivering a properly executed, later-dated proxy;

•	delivering a written revocation of your proxy to our Secretary at our principal executive offices; or

•	voting by ballot at the meeting.

If your shares are held in the name of a bank or brokerage firm, you may change your vote by submitting new voting instructions to your bank or broker following the instructions that they provide.

Q.	What vote of the Shareholders is required to approve the Proposals?

Each Proposed Transaction will be approved if a quorum is present and a majority of shares of the Company’s common stock outstanding as of the Record Date are cast in favor of the applicable proposal. As described below, in connection with the Proposed Transactions described herein, Ampio Pharmaceuticals, Inc., which we refer to as “Ampio”, holder of approximately 81.5% of the outstanding shares of our common stock as of the Record Date, has agreed pursuant to a voting agreement to be present for quorum purposes and to vote in favor of each of the Proposed Transactions, and accordingly, we expect such measures to pass.

Q.	What do I do if my shares of common stock are held in “street name” at a bank or brokerage firm?

If your shares are held in an account at a brokerage firm, bank, broker-dealer, trust or other similar organization, you are considered the beneficial owner of shares held in street name, and this Notice was forwarded to you by that organization. As the beneficial owner, you have the right to direct your broker, bank, trustee or nominee how to vote your shares and you are also invited to attend the Special Meeting.

Q.	What happens if I do not instruct my broker how to vote or if I indicate I wish to “abstain” on the proxy?

If you hold shares in street name through a broker or other nominee and do not vote your shares or provide voting instructions, your broker may vote for you on “discretionary” proposals but not on “nondiscretionary” proposals. All of the Proposed Transactions are non-discretionary. Therefore, if you do not vote on the proposals or provide voting instructions, your broker will not be allowed to vote your shares. This will result in a broker non-vote. Broker non-votes are not counted as shares present and entitled to vote so they will not affect the outcome of the vote.

If you indicate that you wish to “abstain,” your vote will have the same effect as a vote against the proposal.

Q.	What do I need to do if I plan to attend the meeting in person?

All Shareholders must present a form of personal identification in order to be admitted to the meeting. If your shares are held in the name of a bank, broker or other holder of record, you also must present proof of your ownership, such as a bank or brokerage account statement, to be admitted to the meeting.

Q:	What if I return my proxy card without indicating how to vote?

If you sign and return your proxy card without indicating how to vote on any particular proposal, your shares will be voted in accordance with the recommendation of the Board with respect to such proposal.

Q:	How does the Board of the Company recommend that I vote?

Our Board unanimously recommends that you vote:

•	FOR Proposal No. 1 to approve the re-incorporation in Delaware;

•	FOR Proposal No. 2 to effectuate the reverse stock split;

•	FOR Proposal No. 3 to change the Company’s name; and

•	FOR Proposal No. 3 to approve the stock option and incentive plan;

Q:	How many votes do I have?

Each share of the Company’s common stock that you owned as of the close of business on the Record Date entitles you to one vote on each proposal.

Q:	What happens if I transfer my shares of Company common stock before the Special Meeting?

The Record Date is earlier than the date of the Special Meeting. If you transfer your shares of Company common stock after the Record Date but before the Special Meeting, you will retain your right to vote at the Special Meeting.

Q:	What constitutes a quorum?

To establish a quorum to transact business at the Special Meeting, there must be present at the meeting, in person or by proxy, a majority of the shares of the Company’s common stock issued, outstanding, and entitled to vote at the meeting. Shares of the Company’s common stock represented in person or by proxy (including shares that abstain or do not vote with respect to one or more of the matters to be voted upon) will be counted for the purpose of determining whether a quorum exists. Because each of the proposals is a nondiscretionary item under applicable rules, as described below, broker non-votes will not be counted for the purpose of determining whether a quorum exists at the Special Meeting. Because Ampio, the holder of approximately 81.5% of our common stock as of the Record Date, has agreed pursuant to a voting agreement to be present at the Special Meeting for purposes of determining a quorum, we expect that a quorum will be present at the Special Meeting.

BACKGROUND

Overview

On April 16, 2015, we acquired Luoxis Diagnostics, Inc. (“Luoxis”) and Vyrix Pharmaceuticals, Inc. (“Vyrix”), each Delaware corporations and formerly subsidiaries of Ampio, pursuant to an Agreement and Plan of Merger (the “Merger Agreement”). Pursuant to the Merger Agreement, we effectuated a two-stage merger business combination with Luoxis and Vyrix, with the Company surviving (the “Merger”). The Merger Agreement was entered into by and among the Company, Luoxis, Vyrix, two major shareholders of Rosewind, and two subsidiaries of Rosewind created solely for the purposes of the Merger (each a “Merger Sub” and collectively, the “Merger Subs”). Neither of the Merger Subs survived the Merger. Prior to the Merger, the two major shareholders of Rosewind were James B. Wiegand, founder of Rosewind, and his son, Michael Wiegand.

In the first stage of the Merger, each of Luoxis and Vyrix merged with one of the Merger Subs. Luoxis and Vyrix survived these mergers. Upon completion of the first stage, Luoxis and Vyrix became subsidiaries of Rosewind. In the second stage of the Merger, which occurred on the same day as the first stage, each of Luoxis and Vyrix was merged with and into the Company, with the Company surviving.

Concurrently with the Merger, Ampio purchased 57,970,000 shares of common stock of the Company for (i) issuance to Rosewind of a promissory note of Ampio in the principal amount of $10,000,000, maturing on the first anniversary of the Merger; (ii) cancellation of indebtedness of Luoxis to Ampio in the amount of $8,000,000; and (iii) cancellation of indebtedness of Vyrix to Ampio in the amount of $4,000,000. As a result of the Merger, Ampio became the holder of approximately 81.5% of the outstanding shares of the Company’s common stock. Further information regarding the Merger and the Merger Agreement can be found in the Company’s Current Report on Form 8-K, filed on April 22, 2015, available at www.sec.gov.

Voting Agreement; Effect of the Vote

Ampio, the holder of 81.5% of our outstanding shares, has entered into a voting agreement with the Company in the form attached to this Proxy Statement as Annex C, pursuant to which Ampio agreed to vote all shares beneficially held by it in favor of each of the Proposed Transactions. Approval for each of the Proposed Transactions requires the affirmative vote of a majority of the shares of our common stock issued and outstanding on the Record Date. Because Ampio holds approximately 81.5% of the outstanding shares of our common stock, we expect each of the Proposed Transactions to be approved by the Shareholders at the Special Meeting.

PROPOSAL NO. 1

REINCORPORATION IN DELAWARE

The Board has approved and recommends to Shareholders a proposal to change the Company’s state of incorporation from the State of Colorado to the State of Delaware (the “Reincorporation”). If our Shareholders approve the Reincorporation, we will accomplish the Reincorporation by domesticating in Delaware as provided in the Delaware General Corporation Law (the “DGCL”) and the Colorado Business Corporations Act (the “CBCA”). For the purposes of this Proposal No. 1, we sometimes refer to the Company as “Rosewind Colorado” prior to the Reincorporation and “Rosewind Delaware” after the Reincorporation.

Our Board believes reincorporation in Delaware would afford increased flexibility under the DGCL. The Reincorporation will not result in any change in the Company’s headquarters, business, management, employees, assets, liabilities or net worth. However, we believe it will be beneficial to the Company and Shareholders in the long run to obtain the benefits of Delaware’s comprehensive, widely used and extensively interpreted corporate law.

Summary

The principal effects of the Reincorporation will be that:

•	The affairs of the Company will cease to be governed by Colorado corporation laws and will become subject to Delaware corporation laws.

•	The resulting Delaware corporation will be the same entity as the Company as currently incorporated in Colorado and will continue with all of the rights, privileges and powers of Rosewind Colorado, will possess all of the assets of Rosewind Colorado, will continue with all of the debts, liabilities and obligations of Rosewind Colorado and will continue with the same officers and directors of Rosewind Colorado immediately prior to the Reincorporation, as more fully described below.

•	The Reincorporation, if approved, will have no effect on the number of issued and outstanding shares of our common stock other than, if Proposal No. 2 is approved, the proposed reverse stock split. Should the Reincorporation become effective, each outstanding share of our common stock would continue to be an outstanding share of common stock, and each outstanding warrant or right to acquire shares of our common stock would continue to be a warrant or right to acquire shares of common stock of the Rosewind Delaware, adjusted for the proposed reverse stock split, if Proposal No. 2 is approved.

The Company would effectuate the Reincorporation through a plan of conversion (the “Plan of Conversion”), in substantially the form attached as Annex A to this Proxy Statement. If you approve the proposal to reincorporate in Delaware, to effectuate the Plan of Conversion, and thereby the Reincorporation, the Company would file (i) a Statement of Conversion (the “Colorado Statement of Conversion”) with the Secretary of State of Colorado, and (ii) a Certificate of Conversion (the “Delaware Certificate of Conversion”) and a Certificate of Incorporation (the “Delaware Charter”) with the Secretary of State of Delaware. The Colorado Statement of Conversion, the Delaware Certificate of Conversion, and Delaware Charter are attached as exhibits to the Plan of Conversion. As discussed further in Proposal No. 3 below, the Plan of Conversion and the Delaware Charter changes the Company’s name to “Aytu Bioscience, Inc.” In addition, the Board would adopt bylaws for the resulting Delaware corporation, which is also attached as an exhibit to the Plan of Conversion (the “Delaware Bylaws”). The effective time of the Reincorporation will be the later of the date of filing of the (x) Colorado Statement of Conversion and (y) Delaware Certificate of Conversion.

The Board approved the Plan of Conversion, and the exhibits thereto, including the Delaware Charter and the Delaware Bylaws on [    ], 2015. The Plan of Conversion also provides for a reverse stock split, as discussed below in Proposal No. 2 below.

If Proposal No. 1 is approved, then the state of incorporation will change as described herein. Once the state of incorporation is changed, Delaware state law, rather than Colorado state law, will control and govern the Company’s corporate affairs, and the rights of the shareholders of the Company will be governed by the DGCL—rather than the CBCA—and the Delaware Charter and Delaware Bylaws. For all other purposes, however, Rosewind Delaware will be the same entity as Rosewind Colorado immediately prior to the Reincorporation, with all of the rights, privileges and powers of Rosewind Colorado. After the Reincorporation, your shares of our common stock will continue to trade on the OTCQB Market under the symbol “RSWN”, although we expect to change the symbol to “AYTU” promptly following the name change if Proposal No. 3 is approved at the Special Meeting pursuant this Proxy Statement.

Reasons for the Reincorporation

Delaware is a nationally recognized leader in adopting and implementing comprehensive and flexible corporate laws. The DGCL is frequently revised and updated to accommodate changing legal and business needs and is more comprehensive, widely used and interpreted than other state corporate laws, including the CBCA.

In addition, Delaware has established a specialized court, the Court of Chancery, that has exclusive jurisdiction over matters relating to the DGCL. In the Court of Chancery, corporate cases are heard by judges, without juries, who have many years of experience with corporate issues. Traditionally, this has meant that the Delaware courts are able, in most cases, to process corporate litigation relatively quickly and effectively. By comparison, many states, including Colorado, do not have a specialized judiciary for matters relating to corporate issues.

Delaware courts have developed considerable expertise in dealing with corporate legal issues and produced a substantial body of case law construing the DGCL. Because the judicial system is based largely on legal precedents, the abundance of Delaware case law should serve to enhance the relative clarity and predictability of many areas of corporate law, which should offer added advantages to the Company by allowing the Board and management to make corporate decisions and take corporate actions with greater assurance as to the validity and consequences of those decisions and actions.

In light of the foregoing, the Board believes that reincorporation from Colorado to Delaware will enhance the Company’s ability to raise capital, seek partnerships and complete certain types of other transactions. Additionally, reincorporating from Colorado to Delaware may make it easier to attract future board members since such candidates should already be familiar with Delaware corporate law.

Changes as a Result of Reincorporation

If the Reincorporation proposal is approved, the Reincorporation will effect a change in the legal domicile of the Company and other changes of a legal nature, the most significant of which are described below in the section entitled “Comparison of the Company Shareholders’ Rights Before and After the Reincorporation” below. The Reincorporation is not expected to affect any of the Company’s material contracts with any third parties and the Company’s rights and obligations under such material contractual arrangements will continue as rights and obligations of the Company as a Delaware corporation. The Reincorporation will not result in any change in headquarters, business, jobs, management, location of any of the Company’s offices or facilities, number of employees, assets, liabilities or net worth (other than as a result of the costs incident to the Reincorporation), or officers and directors of the Company.

Comparison of Shareholders’ Rights Before and After the Reincorporation

Because of differences between Colorado corporation laws and Delaware corporation laws, as well as differences between the Company’s governing documents before and after the Reincorporation, the Reincorporation would effect certain changes in the rights of the Company’s shareholders. Summarized below are significant provisions of the CBCA, and the DGCL, along with the differences between the rights of the shareholders of the Company immediately before and immediately after the Reincorporation resulting from the differences between the CBCA and the DGCL and the differences between Rosewind Colorado’s articles of incorporation and Rosewind Colorado’s bylaws, on the one hand, and the Delaware Charter and the Delaware Bylaws, on the other hand. The summary below is not an exhaustive list of all differences or a complete description of the differences described, and is qualified in its entirety by reference to the CBCA, the DGCL, Rosewind Colorado’s articles of incorporation, Rosewind Colorado’s bylaws, the Delaware Charter and the Delaware Bylaws.

Provision	Colorado Law and Rosewind Colorado’s governing documents	Delaware Law and Rosewind Delaware’s governing documents

ELECTIONS; VOTING; PROCEDURAL MATTERS

Number of Directors	Colorado law provides that a corporation must have at least one director and the number of directors must be specified in the corporation’s bylaws.	Delaware law provides that a corporation must have at least one director and that the number of directors shall be fixed by, or in the manner provided in, the bylaws unless the certificate of incorporation fixes the number of directors, in which case a change in the number of directors shall be made only by amendment of the certificate of incorporation.

	Rosewind Colorado’s articles of incorporation provided that the number of directors shall be fixed by the board of directors pursuant to the bylaws, with the number of directors shall not be less than one or more than nine.	The Delaware Charter and Delaware Bylaws provide that the number of directors will be fixed solely and exclusively by resolution of the board of directors from time to time.

Classified Board of Directors	Colorado law permits corporations to classify their boards of directors into two or three groups. At least one-third of the total number of directors of a Colorado corporation must be elected annually.	Delaware law permits any Delaware corporation to classify its board of directors into as many as three classes with staggered terms of office. The certificate of incorporation may provide that one or more directors may have voting powers greater than or less than those of other directors. Further, the certificate of incorporation may provide that holders of any class or series of stock shall have the right to elect one or more directors.

	Rosewind Colorado did not have a classified board and its governing documents did not provide for any classification.	Rosewind Delaware does not currently have a classified board of directors. However, the Delaware Charter permits the board of directors to classify the board of directors at any time.

Removal of Directors	Under Colorado law, any one or all of the directors of a corporation may be removed if the votes cast in favor of removal exceed the number cast against removal, unless cumulative voting is in effect, but only at a meeting called for such purpose. Removal can be with or without cause, unless the corporation’s articles of incorporation provide that directors may be removed only for cause.	With limited exceptions applicable to classified boards and cumulative voting provisions, under Delaware law, directors of a corporation without a classified board may be removed with or without cause, by the holders of a majority of shares then entitled to vote in an election of directors.

Provision	Colorado Law and Rosewind Colorado’s governing documents	Delaware Law and Rosewind Delaware’s governing documents

	Rosewind Colorado’s bylaws provided that the entire board of directors or any lesser number may be removed, with or without cause, by a majority vote of the shares entitled to vote, at a meeting called for such purpose. Rosewind Colorado’s articles did not limit a shareholder’s right to vote to remove a director without cause.	The Delaware Charter provides that any director may be removed with or without cause at a special meeting of shareholders called for that purpose by the affirmative vote of at least 66 2/3% of the outstanding shares of common stock present or represented at the meeting.

Board Action by Written Consent	Colorado law provides that, unless the bylaws provide otherwise, any action required or permitted to be taken at a meeting of the board of directors or of a committee thereof may be taken without a meeting if, before or after the action, a written consent thereto is signed by all the members of the board or committee.	Delaware law provides that, unless the certificate of incorporation or bylaws provide otherwise, any action required or permitted to be taken at a meeting of the board of directors or of any committee thereof may be taken without a meeting if all members of the board or committee consent thereto in writing or by electronic transmission and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the board or committee.

	Rosewind Colorado’s articles of incorporation and Rosewind Colorado’s bylaws did not change this statutory rule.	The Delaware Charter and the Delaware Bylaws do not change this statutory rule.

Interested Party Transactions	Under Colorado law, a contract or transaction between a corporation and one or more of its directors, or between a corporation and any other corporation, partnership, association, or other organization in which one or more of its directors are directors or officers, or have a financial interest, is not void or voidable solely for that reason, or solely because of such relationship or interest, or solely because the interested director was present, participates or votes at the meeting of the board or committee that authorizes the contract or transaction, if the director’s interest in the contract or transaction is known to the board of directors or stockholders and the transaction is approved or ratified by the board or stockholders in good faith by a vote sufficient for the purpose without counting the vote or votes of the interested director(s), or the contract or transaction is fair to the corporation	Under Delaware law, a contract or transaction between a corporation and one or more of its directors or officers, or between a corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, is not void or voidable solely because of such relationship or interest, or solely because the director or officer is present at or participates or votes at the meeting of the board or committee that authorizes the contract or transaction, if one or more of the following is true: (i) the material facts of the contract or transaction and the director’s or officer’s relationship or interest are disclosed to or known by the board or committee, and the board or the committee in good faith authorizes the contract or transaction by an

Provision	Colorado Law and Rosewind Colorado’s governing documents	Delaware Law and Rosewind Delaware’s governing documents

	at the time it is authorized or approved. Colorado law also includes a provision which repeals the above provisions as of the effective date of any federal law that would permit such conflicting interest transactions.	affirmative vote of the majority of the disinterested directors (even though these directors are less than a quorum); (ii) the material facts of the contract or transaction and the director’s or officer’s relationship or interest are disclosed to or known by the stockholders entitled to vote on the matter and they specifically approve in good faith the contract or transaction; or (iii) the contract or transaction is fair to the corporation as of the time it was authorized, approved or ratified.

	Rosewind Colorado’s articles of incorporation and bylaws did not place restrictions on interested party transactions in addition to those in the CBCA.	The Delaware Charter and the Delaware Bylaws do not change this statutory rule.

Special Meetings of Shareholders	Colorado law provides that special meetings of stockholders are callable by the entire board of directors, a person or persons authorized by the bylaws to call a special meeting of shareholders, or written demand of shareholders holding at least 10% of the votes entitled to be cast on any issue proposed to be considered at the meeting.	Delaware law permits special meetings of shareholders to be called by the board of directors or by any other persons authorized in the certificate of incorporation or bylaws to call a special shareholders meeting.

	Rosewind Colorado’s bylaws provided that special meetings of the shareholders may be called by the president or the board of directors, or upon receipt of written demand from stockholders holding at least 10% of the votes entitled to vote at the meeting.	The Delaware Charter provides that special meetings of the shareholders may be called only by the board of directors and not by any other person.

Failure to Hold an Annual Meeting of Shareholders	Colorado law provides that if a corporation fails to hold an annual meeting within the earlier of six months after the close of the corporation’s fiscal year or 15 months after the last annual meeting, a Colorado district court may order an election upon the application of any shareholders entitled to participate in the annual meeting or on application of any person who participated in a call or demand for a special meeting, if notice was not provided pursuant to a lawful demand or the special meeting was not held in accordance with the notice.	Delaware law provides that if a corporation fails to hold an annual meeting for the election of directors or there is no written consent to elect directors in lieu of an annual meeting taken, in both cases for a period of 30 days after the date designated for the annual meeting, or if no date has been designated, for a period of 13 months after the latest to occur of the organization of the corporation, its last annual meeting or last action by written consent to elect directors in lieu of an annual meeting, a director or shareholders of the corporation may apply to the Court of Chancery of the State of Delaware to order that an annual meeting be held.

Provision	Colorado Law and Rosewind Colorado’s governing documents	Delaware Law and Rosewind Delaware’s governing documents

	Rosewind Colorado’s articles of incorporation and Rosewind Colorado’s bylaws did not change this statutory rule.	The Delaware Charter and the Delaware Bylaws do not change this statutory rule.

Cumulative Voting	Colorado law provides that cumulative voting shall apply in the election of directors unless the articles of incorporation specifically deny the right to cumulate votes in the election of directors.	A Delaware corporation may provide for cumulative voting in the corporation’s certificate of incorporation.

	Rosewind Colorado had a provision denying cumulative voting rights in the election of its directors in its articles of incorporation.	The Delaware Charter does not expressly prohibit cumulative voting.

Vacancies	All vacancies on the board of directors of a Colorado corporation may be filled by the shareholders, the board of directors, or by a majority of the remaining directors though less than a quorum, unless the articles of incorporation provide otherwise; subject to the proviso, however, that if a vacancy occurs in a directorship that was held by a director elected by a voting group of stockholders, then only the remaining directors elected by the same voting group or the shareholders in that voting group are entitled to vote to fill the vacancy.	All vacancies and newly created directorships on the board of directors of a Delaware corporation may be filled by a majority of the directors then in office, though less than a quorum, unless the certificate of incorporation or bylaws provide otherwise. If, at the time of filling any vacancy or any newly created directorship, the directors then in office shall constitute less than a majority of the whole board (as constituted immediately prior to any such increase), the Court of Chancery may, upon application of any stockholder or stockholders holding at least 10 percent of the voting stock at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorships, or to replace the directors chosen by the directors then in office.

	Rosewind Colorado’s articles of incorporation and Rosewind Colorado’s bylaws were consistent with Colorado law.	The Delaware Charter provides that any and all vacancies on the board of directors shall be filled solely and exclusively by the affirmative vote of a majority of the directors then remaining in office, even if less than a quorum, and not by the shareholders.

Shareholder Voting Provisions	Under Colorado law, a majority of the voting power, which includes the voting power that is present in person or by proxy, generally constitutes a quorum	Under Delaware law, a majority of the shares entitled to vote, present in person or represented by proxy, generally constitutes a quorum at a meeting of

Provision	Colorado Law and Rosewind Colorado’s governing documents	Delaware Law and Rosewind Delaware’s governing documents

	for the transaction of business at a meeting of stockholders, subject to the proviso that a quorum shall not consist of fewer than one-third of the votes entitled to be cast on the matter by a voting group. Generally, action by the stockholders on a matter other than the election of directors is approved if the number of votes cast in favor of the action exceeds the number of votes cast in opposition to the action, unless otherwise provided in Colorado law or the articles of incorporation. Generally, directors are elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on election of directors. Where a separate vote by a class or series is required, a majority of the voting power of the class or series that is present in person or represented by proxy generally constitutes a quorum for the transaction of business. Generally, an act by the stockholders of each class or series is approved if a majority of the voting power of a quorum of the class or series votes for the action.	stockholders. Generally, in all matters other than the election of directors, the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter constitutes the act of stockholders. Directors are generally elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. Where a separate vote by a class or series or classes or series is required, a majority of the outstanding shares of such class or series or classes or series, present in person or represented by proxy, generally constitutes a quorum entitled to take action with respect to that vote on that matter and, generally, the affirmative vote of the majority of shares of such class or series or classes or series present in person or represented by proxy constitutes the act of such class or series or classes or series.

	Rosewind Colorado’s articles of incorporation and Rosewind Colorado’s bylaws did not change these statutory rules.	The Delaware Charter and the Delaware Bylaws do not change these statutory rules.

Shareholder Action by Written Consent	Colorado law states that shareholders may act in lieu of a meeting by unanimous written consent, and, if expressly provided for in the articles of incorporation, permits that any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take such action at a meeting consent to the action in writing.	Unless the certificate of incorporation provides otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take such action at a meeting consent to the action in writing. In addition, Delaware law requires the corporation to give prompt notice of the taking of corporate action without a meeting by less than unanimous written consent to those stockholders who did not consent in writing.

Provision	Colorado Law and Rosewind Colorado’s governing documents	Delaware Law and Rosewind Delaware’s governing documents

	Rosewind Colorado’s articles of incorporation did not contain a provision permitting action by stockholders without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take such action at a meeting consent to the action in writing.	The Delaware Charter and the Delaware Bylaws do not change these statutory rules.

Stockholder Vote for Mergers and Other Corporate Reorganizations	In general, Colorado requires authorization by an absolute majority of outstanding shares entitled to vote, as well as approval by the board of directors, with respect to the terms of a merger or a sale of substantially all of the assets of the corporation. So long as the surviving corporation is organized in Colorado, Colorado law does not generally require a shareholders vote of the surviving corporation in a merger if: (a) the plan of merger does not amend the existing articles of incorporation; (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger; (c) the number of voting shares outstanding immediately after the merger, plus the number of voting shares issued as a result of the merger, either by the conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger, will not exceed by more than 20 percent the total number of voting shares of the surviving domestic corporation outstanding immediately before the merger; and (d) the number of participating shares outstanding immediately after the merger, plus the number of participating shares issuable as a result of the merger, either by the conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger, will not exceed by more than 20 percent the total number of participating shares outstanding immediately before the merger.	In general, Delaware requires authorization by an absolute majority of outstanding shares entitled to vote, as well as approval by the board of directors, with respect to the terms of a merger or a sale of substantially all of the assets of the corporation. Delaware law does not generally require a shareholders vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if: (a) the plan of merger does not amend the existing certificate of incorporation; (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger; and (c) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed 20% of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger.

Provision	Colorado Law and Rosewind Colorado’s governing documents	Delaware Law and Rosewind Delaware’s governing documents

	Rosewind Colorado’s articles of incorporation and Rosewind Colorado’s bylaws did not change these statutory rules.	The Delaware Charter and the Delaware Bylaws do not change these statutory rules.

Dissenters’ Rights of Appraisal; Appraisal Rights	Dissenting shareholders have the right to obtain the fair value of their shares in more circumstances under the CBCA than under the DGCL. Under the CBCA, a properly dissenting shareholder is entitled to receive the appraised value of the shares owned by the shareholder when the corporation votes to: (i) sell, lease or exchange all or substantially all of its property and assets other than in the regular course of the corporation’s business; (ii) merge or consolidate with another corporation; (iii) participate in a share exchange; or (iv) convert into another entity, subject to certain exceptions. Dissenters’ rights under the CBCA are available to both record holders and beneficial holders.	Under the DGCL, unless the certificate of incorporation of a corporation provides otherwise, appraisal rights are only available with respect to a merger or consolidation of a corporation under certain limited circumstances. No appraisal rights are provided in the case of (i) a sale, lease or exchange of all or substantially all of the corporation’s assets, or (ii) a share exchange. Appraisal rights under the DGCL are available to record holders only.

	Rosewind Colorado’s articles and bylaws did not contain provisions related to dissenters’ rights.	Rosewind Delaware’s Charter and Bylaws do not contain provisions related to appraisal rights.

Shareholder Rights to Examine Books and Records	Under the CBCA, any record or beneficial shareholder of a corporation may, upon five days’ written demand, inspect certain records, including shareholder actions, minutes of shareholder meetings, communications with shareholders and recent financial statements. In addition, upon five days’ written demand, any such shareholder may inspect the list of shareholders and certain other corporate records, including minutes of the meetings of the board of directors of the corporation, if the shareholder either (i) has been a shareholder for at least three months, or (ii) is a holder of at least 5% of all outstanding shares of any class of shares when the demand is made, provided that the demand is made in good faith for a proper purpose reasonably related to such person’s interests as a shareholder.	Under the DGCL, the inspection rights of the stockholders of a corporation are the same as under the CBCA, except: (i) there is no requirement that a stockholder has been a shareholder for at least three months or is a stockholder of at least 5% of all outstanding shares of any class of shares when the demand is made, and (ii) if a corporation refuses to permit inspection or does not reply to the demand within five business days after the demand has been made the stockholder may apply to the Court of Chancery for an order to compel such inspection.

	Rosewind Colorado’s articles and bylaws did not contain provisions related to shareholder rights to examine books and records.	Rosewind Delaware’s Certificate of Incorporation and Bylaws do not contain provisions related to shareholder rights to examine books and records.

Provision	Colorado Law and Rosewind Colorado’s governing documents	Delaware Law and Rosewind Delaware’s governing documents

Amendment or Repeal of Bylaws	Under the CBCA, shareholders may amend the corporation’s bylaws. Unless otherwise specified in the corporation’s articles of incorporation, directors also are permitted to amend the bylaws, other than bylaws establishing greater quorums or voting requirements for shareholders or directors, unless prohibited by the bylaws. Directors may not amend the bylaws to change the quorum or voting requirements for shareholders, and directors may amend the bylaws to change the quorum or voting requirements for directors only if such provision was originally adopted by the directors or if such provision specifies that it may be amended by the directors.	The DGCL provides that stockholders may amend the bylaws and, if provided in its certificate of incorporation, the board of directors also has this power. Under the DGCL, stockholders entitled to vote in the election of directors have the power to adopt, amend or repeal bylaws; provided, however, that any corporation may, in its certificate of incorporation, confer the power to adopt, amend or repeal bylaws upon the directors.

	Rosewind Colorado’s articles and bylaws did not contain provisions related to amendment or repeal of the bylaws.	The Delaware Charter and the Delaware Bylaws provide that bylaws may be adopted, amended or repealed (i) by the approval of a majority of the directors of Rosewind, or (ii) upon the approval of the holders of at least 66 2/3% of the outstanding common stock of Rosewind.

Amendment or Repeal of Certificate or Articles of Incorporation	Under the CBCA, amendments to the articles of incorporation, other than ministerial amendments authorized by the board of directors without shareholder action, may be proposed by the board of directors or by the holders of shares representing at least 10% of all of the shares entitled to vote upon the amendment. The board of directors must recommend the amendment to the shareholders unless the amendment is proposed by the shareholders or the board of directors determines that because of a conflict of interest or other special circumstances it should make no recommendation and communicates the basis for its determination to the shareholders with the amendment.	Under the DGCL, shareholders are not entitled to enact an amendment to the certificate of incorporation without appropriate action taken by the board of directors. Amendments to the certificate of incorporation generally require that the board of directors adopt a resolution setting forth the amendment, declaring its advisability and submitting it to a vote of the shareholders.

	Rosewind Colorado’s articles did not contain provisions related to amendments thereof.	The Delaware Charter provides that the approval of the holders of a majority of the outstanding shares of capital stock entitled to vote are required in order to amend the

Provision	Colorado Law and Rosewind Colorado’s governing documents	Delaware Law and Rosewind Delaware’s governing documents

Delaware Charter, except that the approval of the holders of 66 2/3% of the outstanding shares of capital stock entitled to vote are required in order to amend the provisions of the Delaware Charter relating to action by shareholders, directors, amendments of the Delaware Bylaws and the amendment provisions of the Delaware Charter itself.

INDEMNIFICATION OF OFFICERS AND DIRECTORS AND ADVANCEMENT OF EXPENSES;LIMITATION ON PERSONAL LIABILITY

Indemnification	A corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her if such person met the Standard of Conduct (addressed below). With respect to actions by or in the right of the corporation, no indemnification shall be made with respect to any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation. In addition, no indemnification shall be made with respect to any matters as to which a director is adjudged liable on the basis the director derived an improper personal benefit.

Permissive Indemnification – Non-Derivative Actions. Under the DGCL, a corporation may indemnify an indemnitee who was or is a party or is threatened to be made a party to any proceeding against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the indemnitee in connection with such proceeding if the indemnitee met the specified Standard of Conduct (addressed below).

Permissive Indemnification – Derivative Actions. In the case of derivative actions, a corporation may indemnify an indemnitee against expenses (including attorneys’ fees), but not amounts paid in settlement, judgments or fines. However, such indemnification is permitted only if the indemnitee met the specified Standard of Conduct (addressed below), except that no indemnification may be made for any claim as to which the indemnitee is adjudged liable to the corporation unless a court determines that, in view of all the circumstances of the case, the indemnitee is fairly and reasonably entitled to indemnity.

	A director or officer who is successful, on the merits or otherwise, in defense of any proceeding subject to the Colorado corporate statutes’ indemnification provisions must be indemnified by the corporation for reasonable expenses incurred in connection therewith.	Mandatory Indemnification. A present or former director or officer of a corporation who is successful, on the merits or otherwise, in defense of any proceeding subject to the DGCL’s indemnification provisions must be indemnified by the corporation for reasonable expenses (including attorneys’ fees).

Provision	Colorado Law and Rosewind Colorado’s governing documents	Delaware Law and Rosewind Delaware’s governing documents

The CBCA also allows a corporation to indemnify an indemnitee who is not a director to a greater extent than specified in the CBCA, if not inconsistent with public policy. However, a corporation may only indemnify a director as specified in the CBCA.

The CBCA requires a corporation to provide its shareholders with written notice of any indemnification payments or expense advancements paid to a director on or before the notice of the next shareholder’s meeting after making such payments.

Standard of Conduct	Under the CBCA, the “Standard of Conduct” requires that an indemnitee acted (i) in good faith, (ii) in a manner the indemnitee reasonably believed to be, in the case of conduct in the indemnitee’s official capacity, in the best interests of the corporation, and, for all other conduct, at least not opposed to the best interests of the corporation, and (iii) with respect to any criminal action or proceeding, with no reasonable cause to believe the indemnitee’s conduct was unlawful.	Under the DGCL, the Standard of Conduct requires that an indemnitee acted in good faith and in a manner the indemnitee reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe the indemnitee’s conduct was unlawful. The determination may be made (i) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, or (ii) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, or (iii) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion, or (iv) by the stockholders.

	Rosewind Colorado’s articles of incorporation and Rosewind Colorado’s bylaws provided that the corporation shall, to the fullest extent permitted by applicable law, indemnify each of its directors and officers and each other person who may have acted as a representative of the corporation at its request against expenses (including attorneys’ fees), judgments, fines, settlements, and other amounts incurred in connection with any proceeding, arising by reason of the fact that such person is or was a director, officer, employee, fiduciary or agent of the corporation.	The Delaware Bylaws provide that Rosewind Delaware shall indemnify its directors, officers and other agents to the fullest extent authorized by the DGCL. Rosewind Delaware is permitted to modify the extent of such indemnification by individual contracts with its directors, executive officers and other agents.

Provision	Colorado Law and Rosewind Colorado’s governing documents	Delaware Law and Rosewind Delaware’s governing documents

Advancement of Expenses	Under Colorado law, the corporation may pay for or reimburse the reasonable expenses of a director or officer in advance of the final disposition of the action, suit or proceedings upon receipt of a written affirmation of the director’s or officer’s good faith belief that the director or officer met the standard of conduct, the director or officer provides the corporation a written undertaking to repay the advance if it is ultimately determined that he or she is not entitled to be indemnified by the corporation, and a determination is made that the facts then known by the determining party (the entire board, a committee of the board, independent legal counsel, or the shareholders) do not preclude such advances.	Delaware law provides that expenses incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation. A Delaware corporation has the discretion to decide whether or not to advance expenses, unless provided otherwise in its certificate of incorporation or by-laws.

	Rosewind Colorado’s articles of incorporation and Rosewind Colorado’s bylaws were consistent with Colorado law.	The Delaware Bylaws provide that Rosewind Delaware may advance expenses to any officer or director in advance of the final disposition of the proceeding.

Limitation on Personal Liability of Directors	If the articles of incorporation so provide, a director of a Colorado corporation cannot be held personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty except where the director breached the duty of loyalty, or engaged in acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law, or authorized distributions not permitted under applicable law, or where the director directly or indirectly obtained an improper personal benefit.	A Delaware corporation is permitted to adopt provisions in its certificate of incorporation limiting or eliminating the liability of a director to a company and its stockholders for monetary damages for breach of fiduciary duty as a director, provided that such liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law or liability to the corporation based on unlawful dividends or distributions or improper personal benefit

	Rosewind Colorado’s articles of incorporation provided for elimination of director liability for monetary damages for breach of fiduciary duty except where the director breached the duty of loyalty, or engaged in acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law, authorized	The Delaware Charter provides that, to the fullest extent permitted by Delaware law, no director of Rosewind Delaware will be personally liable to Rosewind Delaware or its shareholders for monetary damages for breach of fiduciary duty as a director.

Provision	Colorado Law and Rosewind Colorado’s governing documents	Delaware Law and Rosewind Delaware’s governing documents

distributions not permitted under applicable law, or where the director directly or indirectly obtained an improper personal benefit.

DIVIDENDS AND ISSUER REPURCHASES

Declaration and Payment of Dividends	Under Colorado law, a corporation may make distributions to its stockholders, including by the payment of dividends, provided that, after giving effect to the distribution, the corporation would be able to pay its debts as they become due in the usual course of business and the corporation’s total assets would not be less than the sum of its total liabilities plus (unless the articles of incorporation otherwise provide) any amount needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights of stockholders whose rights are superior to those receiving the distribution.	The DGCL permits a corporation to declare and pay dividends out of surplus or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared or for the preceding fiscal year as long as the amount of capital of the corporation following the declaration and payment of the dividend is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets. In addition, the DGCL generally provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation.

	The CBCA no longer includes par value or statutory definitions of capital and surplus. The CBCA does not contain any other provisions concerning redemptions or repurchases by the corporation.	The term “capital” means the aggregate par value of all outstanding shares of capital stock and the term “surplus” means the excess of fair value of net assets over the amount of capital. The DGCL also retains the concept of par value.

	Rosewind Colorado’s articles of incorporation and Rosewind Colorado’s bylaws did not change these statutory provisions.	The Delaware Charter and the Delaware Bylaws do not change these statutory rules.

ANTI-TAKEOVER STATUTES

Business Combination Statute	The CBCA does not contain provisions designed to deter takeovers of public companies, such as a “fair price” statute, “business combination” statute, “control share acquisition” statute or “cash-out” statute.	Under Delaware law, a corporation that is listed on a national securities exchange or the stock of which is held of record by more than 2,000 stockholders is not permitted to engage in a business combination with any interested stockholder for a three-year period following the time such stockholder became an interested stockholder, unless (i) the transaction resulting in a person becoming an

Provision	Colorado Law and Rosewind Colorado’s governing documents	Delaware Law and Rosewind Delaware’s governing documents

interested stockholder, or the business combination, is approved by the board of directors of the corporation before the person becomes an interested stockholder; (ii) the interested stockholder acquires 85% or more of the outstanding voting stock of the corporation in the same transaction that makes it an interested stockholder (excluding shares owned by persons who are both officers and directors of the corporation, and shares held by certain employee stock ownership plans); or (iii) on or after the date the person becomes an interested stockholder, the business combination is approved by the corporation’s board of directors and by the holders of at least 66 2/3% of the corporation’s outstanding voting stock at an annual or special meeting (and not by written consent), excluding shares owned by the interested stockholder. Delaware law defines “interested stockholder” generally as a person who owns 15% or more of the outstanding shares of a corporation’s voting stock.

These provisions do not apply, among other exceptions, if (i) the corporation’s original certificate of incorporation contains a provision expressly electing not to be governed by these provisions, or (ii) the corporation, by action of its stockholders, adopts an amendment to its certificate of incorporation or bylaws expressly electing not to be governed by these provisions.

The Delaware Charter does not opt out of the business combination statutes. However, Rosewind Delaware is not currently subject to these provisions because Rosewind Delaware does not have a class of voting stock that is: (i) listed on a national securities exchange, or (ii) held of record by more than 2,000 stockholders. If Rosewind becomes subject to Section 203 in the future, Section 203 of the DGCL under certain circumstances may make it more difficult for a person who would be an

Provision	Colorado Law and Rosewind Colorado’s governing documents	Delaware Law and Rosewind Delaware’s governing documents

“interested stockholder” to effect various business combinations with Rosewind for a three-year period. The provisions of Section 203 of the DGCL may encourage companies interested in acquiring Rosewind to negotiate in advance with the Board, since the stockholder approval requirement would be avoided if a majority of the directors then in office approve either the business combination or the transaction that results in the stockholder becoming an interested stockholder.
FRANCHISE TAX

Franchise Tax	The State of Colorado has no franchise tax.	The State of Delaware requires corporations, including Rosewind, to pay an annual franchise tax.

AUTHORIZED CAPITAL STOCK

Authorized Capital Stock	The Colorado articles, as amended on or about February 7, 2011, authorize 305,000,000 shares of capital stock, no par value per share, comprised of 300,000,000 shares of common stock, no par value per share, and 5,000,000 shares of preferred stock, no par value per share. As of immediately prior to the Reincorporation, the Company had [ ] shares of common stock and no shares of preferred stock outstanding.	The Delaware Certificate authorizes 350,000,000 shares of capital stock, par value $ 0.0001 per share, comprised of 300,000,000 shares of common stock, par value $ 0.0001 per share, and 50,000,000 shares of preferred stock, par value $0.0001 per share. As of immediately following the Reincorporation, Rosewind had [ ] shares of common stock and no shares of preferred stock outstanding.

The foregoing description is not a complete statement of the rights of our shareholders and our shareholders should refer to the full text of, and decisions interpreting, Delaware law and Colorado law for a complete understanding of their rights. Many provisions of the CBCA and the DGCL may be subject to differing interpretations, and the discussion offered herein may be incomplete in certain respects. As a result, the discussion contained herein is not a substitute for direct reference to the CBCA and the DGCL.

The foregoing description of the Plan of Conversion, the Colorado Statement of Conversion, the Delaware Certificate of Conversion, the Delaware Charter and the Delaware Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of each of the foregoing documents, copies of which are attached as either exhibits to the Plan of Conversion on Annex A to this Proxy Statement and incorporated herein by reference.

Vote Required; Recommendation of Board

The affirmative vote of the holders of a majority in voting power of the outstanding shares of our common stock having voting power outstanding on the record date for the Special Meeting is required to approve the Reincorporation. Abstentions and “broker non-votes” will not be counted as having been voted on the proposals, and therefore will have the same effect as negative votes. As described above under “Background—Voting

Agreement; Effect of the Vote,” Ampio, holder of approximately 81.5% of the outstanding shares of our common stock as of the Record Date, has agreed to vote in favor of Proposal No. 1, and accordingly, we expect such measure to pass.

Dissenter’s Rights

If the shareholders approve this Proposal No. 1, shareholders that do not vote in favor of this Proposal No. 1 will have the opportunity to exercise dissenter’s rights under Article 113 of the CBCA. A shareholder who properly exercises such dissenter’s rights will have the right to receive the fair value of its shares in Rosewind Colorado instead of receiving shares in Rosewind Delaware pursuant to the Plan of Conversion. In order to exercise dissenter’s rights, you must (1) cause us to receive, prior to the shareholders’ meeting, written notice of your intention to demand payment for your shares if the Plan of Conversion is effected, and (2) not vote your shares in favor of this Proposal No. 1. If you do not satisfy both of those requirements, you will not be entitled to demand payment for your shares under these dissenter’s rights. A copy of Article 113 of the CBCA is attached to this Proxy Statement as Annex D.

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF PROPOSAL NO. 1 TO APPROVE THE REINCORPORATION OF THE COMPANY TO THE STATE OF DELAWARE.

PROPOSAL NO. 2

APPROVAL OF A REVERSE STOCK

SPLIT OF THE COMPANY’S COMMON STOCK

The Board has adopted a resolution approving and recommending to Shareholders for their approval a proposal to effect a reverse split of our outstanding shares of common stock at a ratio of one new share for every 12.174 shares currently outstanding (the “Reverse Stock Split”). If approved, the Reverse Stock Split shall be accomplished pursuant to the Plan of Conversion without any action necessary on the part of Shareholders.

Summary

The principal effects of the Reverse Stock Split will be that:

•	The Board believes that the Reverse Stock Split may raise the per share trading price of our common stock, thereby making the common stock more attractive to investors for potential future equity raises.

•	The Reverse Stock Split, if approved, will have no effect on the rights of shareholders or effect on par value of the common stock.

Reasons For the Reverse Stock Split

The primary objective in proposing the Reverse Stock Split is to raise the per share trading price of our common stock. Our Board believes that the Reverse Stock Split would, among other things, (i) better enable us to raise funds to finance our operations and (ii) better enable us in the future to list our common stock on other exchanges and broader markets to enhance the liquidity of our common stock.

The Reverse Stock Split would reduce the number of shares of common stock outstanding without reducing the total number of authorized shares of common stock. As a result, we would have a larger number of authorized but unissued shares from which to issue additional shares of common stock, options, warrants or other securities convertible or exercisable into shares of common stock, in equity financing transactions.

In connection with potential future equity financing transactions, we have determined that a Reverse Stock Split may enhance the acceptability and marketability of our common stock to the financial community. For example, many institutional investors have policies prohibiting them from holding stocks in their own portfolios which trade at prices below certain levels. We anticipate that the Reverse Stock Split will help facilitate any future equity financing transaction, and may cause it to be more attractive to a larger number of investors. In addition, an increase in the price of our common stock due to the Reverse Stock Split may also attract interest on the part of investment professionals. A variety of brokerage house policies and practices tend to discourage individual brokers within those firms from dealing in stocks that trade at a price per share below certain levels. Some of those policies and practices pertain to the payment of brokers’ commissions and to time-consuming procedures that function to make the handling of such stocks unattractive to brokers from an economic standpoint. Additionally, because brokers’ commissions on such stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, a low share price of our common stock could result in an individual shareholder paying transaction costs that represent a higher percentage of total share value than would be the case if our share price were higher.

While we currently have no immediate intended uses for the additional shares that would be available for issuance following the Reverse Stock Split, for the foregoing reasons, our Board has proposed the Reverse Stock Split as a method of assisting with the success of future equity financing transactions.

Principal Effects of Reverse Stock Split

A reverse stock split refers to a reduction in the number of outstanding shares of a class of a corporation’s capital stock, which may be accomplished, as in this case, by reclassifying and combining all of the outstanding shares of our common stock into a proportionately smaller number of shares of common stock. For example, if the Reverse Stock Split is approved by Shareholders, a Shareholder holding 10,000 shares of common stock before the Reverse Stock Split would hold 821 shares of common stock immediately after the Reverse Stock Split. Each shareholder’s proportionate ownership of our outstanding shares of common stock would remain the same, except that shareholders who would otherwise receive fractional shares as a result of the Reverse Stock Split will receive shares rounding to the nearest whole number, and with 0.5 shares rounded upward to the nearest whole number.

Effect on Authorized, Issued and Outstanding, and Reserved Shares of Common Stock. Currently, we are authorized to issue up to a total of 300,000,000 shares of common stock of which [    ] shares were issued and outstanding as of [    ], 2015 (“Selected Example Date”).

The proposed Reverse Stock Split will not alter the relative rights and preferences of existing shareholders. Also, the number of shares of common stock authorized for issuance will remain at 300,000,000 shares after giving effect to the Reverse Stock Split. All issued and outstanding shares of common stock will remain fully paid and non-assessable after the Reverse Stock Split. The number of shareholders of record would not be affected by the Reverse Stock Split. The Reverse Stock Split will increase the number of authorized but unissued shares of common stock available for future issuance in proportion to the number of issued and outstanding shares. The Company has no current plans to issue any of these authorized but unissued shares that are not otherwise reserved for issuance as described below.

The following table sets forth (i) the number of shares of common stock authorized for issuance; (ii) the number of issued and outstanding shares of common stock and such shares as a percentage of the authorized common stock; (iii) the number of shares of common stock unissued and reserved for issuance pursuant to the Company’s proposed stock option and incentive plan (as discussed below in Proposal No. 4); and (iv) the number of unissued and unreserved shares of common stock following the effective date of a Reverse Stock Split of our common stock (subject to rounding and before adjustment for any fractional shares), using for purposes of this table the applicable number of shares in the applicable category as of the Selected Example Date.

	Common Stock Authorized	Common Stock Issued and Outstanding (number of Shares and Percentage of Authorized)				Common Stock Unissued and Reserved(1)		Common Stock Unissued and Unreserved
Current	300,000,000	[	]	[	]%	[	]	[	]
1 for 12.174 reverse stock split	300,000,000	[	]	[	]%	[	]	[	]

Effect on Authorized Preferred Stock. If shareholders approve Proposal No. 1, immediately following the Reincorporation, the Company will be authorized pursuant to the Delaware Charter to issue up to a total of 50,000,000 shares of preferred stock, $0.0001 par value per share, none of which will be issued and outstanding. The proposed Reverse Stock Split will not impact the total authorized number of shares of preferred stock or the par value of the preferred stock.

Effect on Voting Rights. Proportionate voting rights and other rights of the holders of common stock would not be affected by the Reverse Stock Split. For example, a holder of 1% of the voting power of the outstanding shares of common stock immediately prior to the effective time of the Reverse Stock Split would continue to hold 1% of the voting power of the outstanding shares of common stock after the Reverse Stock Split.

Effect on Par Value Shares and Accounting Matters. As a result of the Reincorporation our common stock will have a par value of $0.0001 per share. If the Reverse Stock Split is approved, as of the effective time of the Reverse Stock Split, the stated capital attributable to our common stock on the Company’s balance sheet will be reduced to equal the number of shares outstanding multiplied by $0.0001, and the additional paid-in capital account (which consists of the difference between the Company’s stated capital and the aggregate amount paid to us upon the issuance of all currently issued shares of common stock) will be credited with the amount by which the stated capital is reduced. The per-share net income or loss and net book value of our common stock will be increased as a result of the Reverse Stock Split because there will be fewer shares of common stock outstanding.

Effect on Warrants. The Company has outstanding warrants to purchase shares of common stock. Under the terms of the Plan of Conversion and the outstanding warrants, the Reverse Stock Split will effect a reduction in the number of shares of common stock issuable upon exercise of the warrant and will effect a proportionate increase in the exercise price of the outstanding warrants.

Effect on the Company’s Registration and Reporting Under the Securities Exchange Act of 1934. The Reverse Stock Split will not affect the Company continuing to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended, or the Exchange Act.

Implementation of Reverse Stock Split

Effective Time. If Proposal No. 2 is approved at the Special Meeting, the Reverse Stock Split will become effective upon the effective time of the Reincorporation (the “Split Effective Time”) pursuant to the Plan of Conversion. Beginning at the Split Effective Time, each stock certificate representing pre-reverse stock split shares will be deemed for all corporate purposes to evidence ownership of post-reverse stock split shares.

No Fractional Shares. No fractional shares of common stock will be issued as a result of the Reverse Stock Split. Any fractional share interest a shareholder would otherwise receive as a result of the Reverse Stock Split will be rounded to the nearest whole number, and with 0.5 shares rounded upward to the nearest whole number.

Exchange of Stock Certificates. If the Reverse Stock Split is effected, Shareholders holding certificated shares will be required to exchange their stock certificates for new uncertificated book entry shares (“New Book-Entry Shares”) representing the whole number of shares of common stock resulting from the Reverse Stock Split. Shareholders of record on the effective date will be furnished the necessary materials and instructions for the surrender and exchange of share certificates at the appropriate time by the Company’s transfer agent. Shareholders will not have to pay any transfer fee or other fee in connection with such exchange. As soon as practicable after the Split Effective Time, the transfer agent will send a letter of transmittal to each Shareholder advising the holder of the procedure for surrendering certificates representing the number of shares of common stock prior to the Reverse Stock Split (“Old Stock Certificates”) in exchange for New Book-Entry Shares representing the number of shares of common stock resulting from the Reverse Stock Split. As soon as practicable after the surrender to the transfer agent of any Old Stock Certificate, together with a duly executed letter of transmittal and any other documents the transfer agent may specify, the transfer agent will provide the person in whose name such Old Stock Certificate had been issued an account confirmation statement reflecting the New Book-Entry Shares registered in the name of such person. Shareholders should not submit any certificates until requested to do so. Shares of common stock held in brokerage accounts will be exchanged by your broker.

Until surrendered for exchange as contemplated herein, each Old Stock Certificate will be deemed at and after the effective time of the Reverse Stock Split to represent the number of whole shares of common stock resulting from the Reverse Stock Split. Any Shareholder whose Old Stock Certificate has been lost, destroyed or stolen will be entitled to New Book-Entry Shares only after complying with the requirements that the Company and the transfer agent customarily apply in connection with lost, stolen or destroyed certificates.

No service charges, brokerage commissions or transfer taxes shall be payable by any holder of any Old Stock Certificate, except that if any New Book-Entry Shares are to be issued in a name other than that in which the Old Stock Certificates are registered, it will be a condition of such issuance that (1) the person requesting such issuance must pay to the Company any applicable transfer taxes or establish to the Company’s satisfaction that these taxes have been paid or are not payable, (2) the transfer complies with all applicable federal and state securities laws, and (3) the surrendered certificate is properly endorsed and otherwise in proper form for transfer.

Shareholders who hold uncertificated book entry shares prior to the Reverse Stock Split, either as record or beneficial owners, will have their holdings electronically adjusted by our transfer agent (and, for beneficial owners, by their brokers or banks that hold in “street name” for their benefit, as the case may be) to give effect to the Reverse Stock Split. No additional action on the Company’s part or on the part of any shareholder will be required in order to effect the Reverse Stock Split for uncertificated book-entry shares existing prior to the Reverse Stock Split.

Each share of common stock issued in connection with the Reverse Stock Split will continue to be subject to any transfer restrictions applicable to the shares prior to the Reverse Stock Split. In the event that Proposal No. 3 is approved by the shareholders, each share of common stock issued in connection with the Reverse Stock Split will also reflect the change of the Company’s corporate name to “Aytu Bioscience, Inc.”

Upon the Reverse Stock Split becoming effective, the Company intends to treat shares of common stock held by shareholders in “street name,” that is, through a bank, broker or other nominee, in the same manner as Shareholder whose shares of common stock are registered in their names. Banks, brokers or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding common stock in “street name.” However, these banks, brokers or other nominees may have different procedures than registered shareholders for processing the Reverse Stock Split. If a Shareholder holds shares of common stock with a bank, broker or other nominee and has any questions in this regard, the Shareholder is encouraged to contact the shareholder’s bank, broker or other nominee.

Shareholders should not destroy any stock certificate(s) and should not submit any stock certificate(s) unless and until requested to do so.

Risks and Potential Disadvantages Associated with the Reverse Stock Split

The primary purpose of the proposed Reverse Stock Split of our common stock is to combine the issued and outstanding shares of common stock into a smaller number of shares so that the shares of common stock will trade at a higher price per share than would be anticipated in the absence of the Reverse Stock Split. Although the Company expects that the Reverse Stock Split will result in an increase in the market price of our common stock, the Reverse Stock Split may not increase the market price of our common stock in proportion to the reduction in the number of issued shares of common stock or result in the permanent increase in the market price, which is dependent upon many factors, including the Company’s performance, prospects and other factors detailed from time to time in the Company’s reports filed with the Securities and Exchange Commission (“SEC”). If the Reverse Stock Split is accomplished and the market price of our common stock declines, the percentage decline as an absolute number and as a percentage of the Company’s overall market capitalization may be greater than would occur in the absence of a reverse stock split.

Even though the Board believes that the potential advantages of the Reverse Stock Split outweigh any disadvantages that might result, the following are some of the possible disadvantages of the Reverse Stock Split:

•	The reduced number of outstanding shares of common stock resulting from a reverse stock split could adversely affect the liquidity of our common stock. Although the Board believes that a higher stock price may help generate investor interest, there can be no assurance that the Reverse Stock Split will result in a per share price that will attract institutional investors or investment funds or that such share price will satisfy the investing guidelines of institutional investors or investment funds. As a result, the trading liquidity of our common stock may not necessarily improve.

•	A reverse stock split could result in a significant devaluation of the Company’s market capitalization and the trading price of our common stock, on an actual or an as-adjusted basis, based on the experience of other companies that have accomplished reverse stock splits.

•	A reverse stock split may leave certain shareholders with one or more “odd lots,” which are stock holdings in amounts of fewer than 100 shares of common stock. These odd lots may be more difficult to sell than shares of common stock in even multiples of 100. Additionally, any reduction in brokerage commissions resulting from the Reverse Stock Split, as discussed above, may be offset, in whole or in part, by increased brokerage commissions required to be paid by shareholders selling odd lots created by the Reverse Stock Split.

•	There can be no assurance that the market price per share of common stock after the Reverse Stock Split will increase in proportion to the reduction in the number of shares of common stock outstanding before the Reverse Stock Split.

•	The total market capitalization of our common stock after the proposed reverse stock split may be lower than the total market capitalization before the proposed reverse stock split and, in the future, the market price of our common stock following the Reverse Stock Split may not exceed or remain higher than the market price prior to the proposed reverse stock split.

•	The increase in the ratio of authorized but unissued shares of common stock to issued shares of common stock resulting from the Reverse Stock Split may be construed as having an anti-takeover effect by permitting the issuance of shares to purchasers who might oppose a hostile takeover bid or oppose any efforts to amend or repeal certain provisions of our Delaware Charter or Delaware Bylaws. Although the increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect, for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the Board or contemplating a tender offer or other transaction for the combination of the Company with another company, the Reverse Stock Split proposal is not being proposed in response to any effort of which the Company is aware to accumulate shares of our common stock or obtain control of the Company. Other than the proposals being submitted to the shareholders for their consideration at the Special Meeting, the Board does not currently contemplate recommending the adoption of any other actions that could be construed to affect the ability of third parties to take over or change control of the Company.

Certain Material U.S. Federal Income Tax Considerations Applicable to the Reverse Stock Split

The following is a summary of certain material U.S. federal income tax considerations applicable to of the Reverse Stock Split, and does not purport to be a complete discussion of all of the possible U.S. federal income tax consequences of the Reverse Stock Split. The summary assumes that the pre-Reverse Stock Split shares were, and the post-Reverse Stock Split shares will be, held as “capital assets” as defined in Section 1221 of the Internal Revenue Code of 1986, as amended, (the “Code”), which generally means property held for investment. It does not address shareholders subject to special rules, such as non-U.S. shareholders, financial institutions, tax-exempt organizations, insurance companies, dealers in securities, traders in securities that elect the mark-to-market method of accounting, mutual funds, S corporations, partnerships or other pass-through entities, U.S. persons with a functional currency other than the U.S. dollar, shareholders who hold the pre-Reverse Stock Split shares as part of a straddle, hedge, integration, constructive sale or conversion transaction, shareholders who hold the pre-Reverse Stock Split shares as qualified small business stock within the meaning of Section 1202 of the Code, shareholders who are subject to the alternative minimum tax provisions of the Code, and shareholders who acquired their pre-Reverse Stock Split shares pursuant to the exercise of employee stock options or otherwise as compensation. This summary is based upon the provisions of the U.S. federal income tax law as of the date hereof, which is subject to change, possibly with retroactive effect. It does not address tax considerations under state, local, non-U.S, and non-income tax laws (including gift or estate tax), nor does it address considerations under alternative minimum tax or Medicare tax. If an entity classified as a partnership for U.S. federal income tax purposes holds common stock, the tax treatment of a partner will generally depend on the status of the partner and the activities of the partnership.

The Company has not obtained a ruling from the Internal Revenue Service or an opinion of legal or tax counsel with respect to the consequences of the Reverse Stock Split.

The Reverse Stock Split is intended to constitute a tax-free recapitalization within the meaning of Section 368(a) of the Code. Subject to the discussion below regarding treatment of a shareholder who receives whole shares due to a rounding up of its fractional shares resulting from the Reverse Stock Split, and assuming the Reverse Stock Split qualifies as a recapitalization, a shareholder generally will not recognize gain or loss due to the Reverse Stock Split.The aggregate tax basis of the post- Reverse Stock Split shares received will be equal to the aggregate tax basis of the pre- Reverse Stock Split shares exchanged therefor, and the holding period of the post- Reverse Stock Split shares received will include the holding period of the pre- Reverse Stock Split shares exchanged.

Shareholders whose fractional shares resulting from the Reverse Stock Split are rounded up to the nearest whole share may recognize gain for U.S. federal income tax purposes equal to the value of the additional fractional share. The treatment of the exchange of a fractional share for a whole share in the Reverse Stock Split is not clear. We intend to treat the issuance to a shareholder of a whole share in exchange for a fractional share as a non-recognition event, but there can be no assurance that the Internal Revenue Service or a court would not successfully assert otherwise.

TAX MATTERS ARE COMPLICATED, AND THE TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT DEPEND UPON THE PARTICULAR CIRCUMSTANCES OF EACH STOCKHOLDER. ACCORDINGLY, EACH SHAREHOLDER IS ADVISED TO CONSULT THE STOCKHOLDER’S TAX ADVISOR WITH RESPECT TO ALL OF THE POTENTIAL TAX CONSEQUENCES TO THE SHAREHOLDER OF A REVERSE STOCK SPLIT.

Vote Required; Recommendation of Board

The affirmative vote of the holders of a majority in voting power of the outstanding shares of our common stock having voting power outstanding on the Record Date is required to approve the Reverse Stock Split. Abstentions and “broker non-votes” will not be counted as having been voted on the proposals, and therefore will have the same effect as negative votes. As described above under “Background—Voting Agreement; Effect of the Vote,” Ampio, holder of approximately 81.5% of the outstanding shares of our common stock as of the Record Date, has agreed to vote in favor of Proposal No. 2, and accordingly, we expect such measure to pass.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” PROPOSAL NO. 2 TO APPROVE THE REVERSE STOCK SPLIT.

PROPOSAL NO. 3

APPROVAL OF NAME CHANGE

The Board has adopted a resolution approving and recommending to the Shareholders for their approval a proposal to approve the proposed change to the name of the corporation from “Rosewind Corporation” to “Aytu

Bioscience, Inc.” (the “Name Change”). The Board believes that, due to the Company’s new business plan as a specialty healthcare company focused on redox-modulated conditions, with an initial focus on addressing urological disorders, the name “Aytu Bioscience, Inc.” better reflects the Company’s focus. The primary reason for the name change is that management believes this will allow for brand recognition of the Company’s product candidates and pipeline assets following the consummation of the Merger. Our management believes that the current name will no longer accurately reflect the business and mission of the Company subsequent to the consummation of the Merger.

If the Name Change is approved, it will be effected by the effectiveness of the Plan of Conversion.

Vote Required; Recommendation of Board

The affirmative vote of the holders of a majority in voting power of the outstanding shares of our common stock having voting power outstanding on the Record Date is required to approve the Name Change from “Rosewind Corporation” to “Aytu Bioscience, Inc.” Abstentions and “broker non-votes” will not be counted as having been voted on the proposals, and therefore will have the same effect as negative votes. As described above under “Background—Voting Agreement; Effect of the Vote,” Ampio, holder of approximately 81.5% of the outstanding shares of our common stock as of the Record Date, has agreed to vote in favor of Proposal No. 3, and accordingly, we expect such measure to pass.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” PROPOSAL NO. 3 TO APPROVE THE NAME CHANGE.

PROPOSAL NO. 4

ADOPTION AND APPROVAL OF STOCK OPTION AND INCENTIVE PLAN

The Board has adopted a resolution approving and recommending to the Shareholders for their approval a proposal to adopt and approve a stock option and incentive plan. The Board believes that stock options and other stock-based incentive awards can play an important role in the success of the Company by encouraging and enabling the employees, officers, non-employee directors and other key persons of the Company and its subsidiaries upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. The Board anticipates that providing such persons with a direct stake in the Company will assure a closer identification of the interests of such individuals with those of the Company and its shareholders, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company.

On April [    ], 2015 the Board adopted the 2015 Stock Option and Incentive Plan (the “2015 Plan”), subject to the approval of the Company’s shareholders. The 2015 Plan provides flexibility to use various equity-based incentive awards as compensation tools to motivate the Company’s workforce. A copy of the 2015 Plan is attached as Annex B to this proxy statement and is incorporated herein by reference.

Summary of Material Features

The material features of the 2015 Plan are:

•	The maximum number of shares of common stock to be issued under the 2015 Plan is 10,000,000; and

•	The award of stock options (both incentive and non-qualified options), stock appreciation rights, restricted stock, restricted stock units, unrestricted stock, performance shares, dividend equivalent rights and cash-based awards is permitted.

The shares we issue under the 2015 Plan will be authorized but unissued shares or shares that we reacquire. The shares of common stock underlying any awards that are forfeited, canceled, reacquired by the Company prior to vesting, satisfied without any issuance of stock, expire or are otherwise terminated (other than by exercise) under the 2015 Plan are added back to the shares of common stock available for issuance under the 2015 Plan.

Qualified Performance-Based Compensation under Code Section 162(m)

To ensure that certain awards granted under the 2015 Plan to a “Covered Employee” (as defined in the Code) qualify as “performance-based compensation” under Section 162(m) of the Code, the 2015 Plan provides that the Compensation Committee may require that the vesting of such awards be conditioned on the satisfaction of performance criteria that may include any or all of the following: achievement of research and development, publication, clinical and/or regulatory milestones, total shareholder return; earnings before interest, taxes, depreciation and amortization; net income (loss) (either before or after interest, taxes, depreciation and/or amortization); changes in the market price of the stock; economic value-added; funds from operations or similar measures; sales or revenue; acquisitions or strategic transactions; product development or quality; operating income (loss); cash flow (including, but not limited to, operating cash flow and free cash flow); return on capital, assets, equity, or investment; stockholder returns; return on sales; gross or net profit levels; productivity; expenses; margins; operating efficiency; customer satisfaction; working capital; earnings (loss) per share of common stock; sales or market shares; and number of customers, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group. The Compensation Committee will select the particular performance criteria within 90 days following the commencement of a performance cycle. Subject to adjustments for stock splits and similar events, the maximum award granted to any one individual that is intended to qualify as “performance-based compensation” under Section 162(m) of the Code will not exceed 2,000,000 shares of common stock for any performance cycle and options or stock appreciation rights with respect to no more than 2,000,000 shares of common stock may be granted to any one individual during any calendar year period. If a performance-based award is payable in cash, it cannot exceed $5,000,000 for any performance cycle.

Rationale

The 2015 Plan is critical to our effort to build stockholder value. Our equity incentive program is broad-based and equity incentive awards are also an important component of our executive and non-executive employees’ compensation. Our Board believes we must offer a competitive equity compensation program in order to attract, retain and motivate the talented and qualified employees necessary for our continued growth and success.

Our compensation philosophy reflects broad-based eligibility for equity incentive awards, and we grant awards to substantially all of our employees. By doing so, we link employee interests with stockholder interests throughout the organization and motivate our employees to act as owners of the business.

Summary of the 2015 Plan

The following description of certain features of the 2015 Plan is intended to be a summary only. The summary is qualified in its entirety by the full text of the 2015 Plan that is attached hereto as Annex B.

Plan Administration. The 2015 Plan will be administered by the Board or a committee designated by the Board (the “Committee” and, either the Board or the Committee, as applicable, the “Administrator”). The Administrator has full power to select, from among the individuals eligible for awards, the individuals to whom awards will be granted, to make any combination of awards to participants, and to determine the specific terms and conditions of each award, subject to the provisions of the 2015 Plan. The Administrator may delegate to our Chief Executive Officer the authority to grant stock options and other awards to employees who are not subject to the reporting and other provisions of Section 16 of the Exchange Act and not subject to Section 162(m) of the Code, subject to certain limitations and guidelines.

Eligibility. Persons eligible to participate in the 2015 Plan will be those full or part-time officers, employees, non-employee directors, directors and other key persons (including consultants and prospective officers) of the Company and its subsidiaries as selected from time to time by the Administrator in its discretion. Approximately twenty-five (25) individuals are currently eligible to participate in the 2015 Plan, which includes three (3) officers, nine (9) employees who are not officers, one (1) non-employee director, and twelve (12) other individuals who are primarily consultants to the Company.

Plan Limits. The maximum award of stock options or stock appreciation rights granted to any one individual will not exceed 2,000,000 shares of common stock (subject to adjustment for stock splits and similar events) for any calendar year period. If any award of restricted stock, restricted stock units or performance shares granted to an individual is intended to qualify as “performance-based compensation” under Section 162(m) of the Code, then the maximum award shall not exceed 2,000,000 shares of common stock (subject to adjustment for stock splits and similar events) to any one such individual in any performance cycle. If any cash-based award is intended to qualify as “performance-based compensation” under Section 162(m) of the Code, then the maximum award to be paid in cash in any performance cycle may not exceed $5,000,000. In addition, no more than 10,000,000 shares will be issued in the form of incentive stock options.

Effect of Awards. For purposes of determining the number of shares of common stock available for issuance under the 2015 Plan, the grant of any award will be counted as one share for each share of common stock actually subject to the award.

Stock Options. The 2015 Plan permits the granting of (1) options to purchase common stock intended to qualify as incentive stock options under Section 422 of the Code and (2) options that do not so qualify. Options granted under the 2015 Plan will be non-qualified options if they fail to qualify as incentive options or exceed the annual limit on incentive stock options. Incentive stock options may only be granted to employees of the Company and its subsidiaries. Non-qualified options may be granted to any persons eligible to receive incentive options and to non-employee directors and key persons. The option exercise price of each option will be determined by the Administrator but may not be less than 100 percent of the fair market value of the common stock on the date of grant.

The term of each option will be fixed by the Administrator and may not exceed ten years from the date of grant. The Compensation Committee will determine at what time or times each option may be exercised. Options may be made exercisable in installments and the exercisability of options may be accelerated by the Administrator. In general, unless otherwise permitted by the Administrator, no option granted under the 2015 Plan is transferable by the optionee other than by will or by the laws of descent and distribution, and options may be exercised during the optionee’s lifetime only by the optionee, or by the optionee’s legal representative or guardian in the case of the optionee’s incapacity.

Upon exercise of options, the option exercise price must be paid in full either in cash, by certified or bank check or other instrument acceptable to the Administrator or by delivery (or attestation to the ownership) of shares of common stock that are beneficially owned by the optionee for at least six months or were purchased in the open market. Subject to applicable law, the exercise price may also be delivered to the Company by a broker pursuant to irrevocable instructions to the broker from the optionee. In addition, the Administrator may permit non-qualified options to be exercised using a net exercise feature which reduces the number of shares issued to the optionee by the number of shares with a fair market value equal to the exercise price.

To qualify as incentive options, options must meet additional federal tax requirements, including a $100,000 limit on the value of shares subject to incentive options that first become exercisable by a participant in any one calendar year.

Stock Appreciation Rights. The Administrator may award stock appreciation rights subject to such conditions and restrictions as the Administrator may determine. Stock appreciation rights entitle the recipient to shares of common stock equal to the value of the appreciation in the stock price over the exercise price. The exercise price is the fair market value of the common stock on the date of grant. The maximum term of a stock appreciation right is ten years.

Restricted Stock. The Administrator may award shares of common stock to participants subject to such conditions and restrictions as the Administrator may determine. These conditions and restrictions may include the achievement of certain performance goals (as summarized above) and/or continued employment with us through a specified restricted period.

Restricted Stock Units. The Administrator may award restricted stock units to any participants. Restricted stock units are ultimately payable in the form of shares of common stock and may be subject to such conditions and restrictions as the Administrator may determine. These conditions and restrictions may include the achievement of certain performance goals (as summarized above) and/or continued employment with the Company through a specified vesting period. In the Administrator’s sole discretion, it may permit a participant to make an advance election to receive a portion of his or her future cash compensation otherwise due in the form of a deferred stock unit award, subject to the participant’s compliance with the procedures established by the Administrator and requirements of Section 409A of the Code. During the deferral period, the deferred stock awards may be credited with dividend equivalent rights.

Unrestricted Stock Awards. The Administrator may also grant shares of common stock, which are free from any restrictions under the 2015 Plan. Unrestricted stock may be granted to any participant in recognition of past services or other valid consideration and may be issued in lieu of cash compensation due to such participant.

Performance Share Awards. The Administrator may grant performance share awards to any participant which entitle the recipient to receive shares of common stock upon the achievement of certain performance goals (as summarized above) and such other conditions as the Administrator shall determine. Except in the case of retirement, death, disability or a change in control, these awards granted to employees will have a vesting period of at least one year.

Dividend Equivalent Rights. The Administrator may grant dividend equivalent rights to participants which entitle the recipient to receive credits for dividends that would be paid if the recipient had held specified shares of common stock. Dividend equivalent rights granted as a component of another award subject to performance vesting may be paid only if the related award becomes vested. Dividend equivalent rights may be settled in cash, shares of common stock or a combination thereof, in a single installment or installments, as specified in the award.

Cash-Based Awards. The Administrator may grant cash bonuses under the 2015 Plan to participants. The cash bonuses may be subject to the achievement of certain performance goals (as summarized above).

Change of Control Provisions. The 2015 Plan provides that upon the effectiveness of a “sale event” as defined in the 2015 Plan, except as otherwise provided by the Administrator in the award agreement, all stock options, stock appreciation rights and other awards will be assumed or continued by the successor entity and adjusted accordingly to take into account the impact of the transaction. To the extent, however, that the parties to such sale event do not agree that all stock options, stock appreciation rights or any other awards shall be assumed or continued, then such stock options and stock appreciation rights shall become fully exercisable and the restrictions and conditions on all such other awards with time-based conditions will automatically be deemed waived. Awards with conditions and restrictions relating to the attainment of performance goals may become vested and non-forfeitable in connection with a sale event in the Committee’s discretion. In addition, in the case of a sale event in which the Company’s stockholders will receive cash consideration, the Company may make or provide for a cash payment to participants holding options and stock appreciation rights equal to the difference between the per share cash consideration and the exercise price of the options or stock appreciation rights in exchange for the cancellation thereto.

Adjustments for Stock Dividends, Stock Splits, Etc. The 2015 Plan requires the Administrator to make appropriate adjustments to the number of shares of common stock that are subject to the 2015 Plan, to certain limits in the 2015 Plan, and to any outstanding awards to reflect stock dividends, stock splits, extraordinary cash dividends and similar events.

Tax Withholding. Participants in the 2015 Plan are responsible for the payment of any federal, state or local taxes that the Company is required by law to withhold upon the exercise of options or stock appreciation rights or vesting of other awards. Subject to approval by the Administrator, participants may elect to have the minimum tax withholding obligations satisfied by authorizing the Company to withhold shares of common stock to be issued pursuant to the exercise or vesting of such award.

Amendments and Termination. The Board may at any time amend or discontinue the 2015 Plan and the Administrator may at any time amend or cancel any outstanding award for the purpose of satisfying changes in the law or for any other lawful purpose. However, no such action may adversely affect any rights under any outstanding award without the holder’s consent. To the extent required under the rules of any exchange on which the Company’s stock is listed, any amendments that materially change the terms of the 2015 Plan will be subject to approval by our stockholders. Amendments shall also be subject to approval by our stockholders if and to the extent determined by the Administrator to be required by the Code to preserve the qualified status of incentive options or to ensure that compensation earned under the 2015 Plan qualifies as performance-based compensation under Section 162(m) of the Code.

Effective Date of 2015 Plan. The Board adopted the 2015 Plan on [    ], 2015, and the 2015 Plan becomes effective on the date it is approved by stockholders. Awards of incentive options may be granted under the 2015 Plan until [    ], 2025. No other awards may be granted under the 2015 Plan after the date that is 10 years from the date of stockholder approval.

New Plan Benefits

Because the grant of awards under the 2015 Plan is within the discretion of the Administrator, the Company cannot determine the dollar value or number of shares of common stock that will in the future be received by or allocated to any participant in the 2015 Plan. Please see the chart below labeled “2014 Grants of Plan-Based Awards Table” and the Company’s Current Report on Form 8-K, filed on April 22, 2015, for information concerning the benefits that were received by the following executive officers during 2014 in lieu of providing regarding benefits that will be received under the 2015 Plan.

Tax Aspects Under the Code

The following is a summary of the principal federal income tax consequences of certain transactions under the 2015 Plan. It does not describe all federal tax consequences under the 2015 Plan, nor does it describe state or local tax consequences.

Incentive Options. No taxable income is generally realized by the optionee upon the grant or exercise of an incentive option. If shares of common stock issued to an optionee pursuant to the exercise of an incentive option are sold or transferred after two years from the date of grant and after one year from the date of exercise, then (i) upon sale of such shares, any amount realized in excess of the option price (the amount paid for the shares) will be taxed to the optionee as a long-term capital gain, and any loss sustained will be a long-term capital loss, and (ii) the Company will not be entitled to any deduction for federal income tax purposes. The exercise of an incentive option will give rise to an item of tax preference that may result in alternative minimum tax liability for the optionee.

If shares of common stock acquired upon the exercise of an incentive option are disposed of prior to the expiration of the two-year and one-year holding periods described above (a “disqualifying disposition”), generally (i) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess

(if any) of the fair market value of the shares of common stock at exercise (or, if less, the amount realized on a sale of such shares of common stock) over the option price thereof, and (ii) we will be entitled to deduct such amount. Special rules apply where all or a portion of the exercise price of the incentive option is paid by tendering shares of common stock.

If an incentive option is exercised at a time when it no longer qualifies for the tax treatment described above, the option is treated as a non-qualified option. Generally, an incentive option will not be eligible for the tax treatment described above if it is exercised more than three months following termination of employment (or one year in the case of termination of employment by reason of disability). In the case of termination of employment by reason of death, the three-month rule does not apply.

Non-Qualified Options. No income is realized by the optionee at the time the option is granted. Generally (i) at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the option price and the fair market value of the shares of common stock on the date of exercise, and we receive a tax deduction for the same amount, and (ii) at disposition, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on how long the shares of common stock have been held. Special rules apply where all or a portion of the exercise price of the non-qualified option is paid by tendering shares of common stock. Upon exercise, the optionee will also be subject to Social Security taxes on the excess of the fair market value over the exercise price of the option.

Other Awards. The Company generally will be entitled to a tax deduction in connection with an award under the 2015 Plan in an amount equal to the ordinary income realized by the participant at the time the participant recognizes such income. Participants typically are subject to income tax and recognize such tax at the time that an award is exercised, vests or becomes non-forfeitable, unless the award provides for a further deferral.

Parachute Payments. The vesting of any portion of an option or other award that is accelerated due to the occurrence of a change in control (such as a sale event) may cause a portion of the payments with respect to such accelerated awards to be treated as “parachute payments” as defined in the Code. Any such parachute payments may be non-deductible to the Company, in whole or in part, and may subject the recipient to a non-deductible 20 percent federal excise tax on all or a portion of such payment (in addition to other taxes ordinarily payable).

Limitation on Deductions. Under Section 162(m) of the Code, the Company’s deduction for certain awards under the 2015 Plan may be limited to the extent that the Chief Executive Officer or other executive officer whose compensation is required to be reported in the summary compensation table (other than the Principal Financial Officer) receives compensation in excess of $1 million a year (other than performance-based compensation that otherwise meets the requirements of Section 162(m) of the Code). The 2015 Plan is structured to allow certain awards to qualify as performance-based compensation.

Vote Required; Recommendation of Board

The affirmative vote of the holders of a majority in voting power of the outstanding shares of our common stock having voting power outstanding on the Record Date is required to approve the Company’s adoption of the 2015 Plan. Abstentions and “broker non-votes” will not be counted as having been voted on the proposals, and therefore will have the same effect as negative votes. As described above under “Background—Voting Agreement; Effect of the Vote,” Ampio, holder of approximately 81.5% of the outstanding shares of our common stock as of the Record Date, has agreed to vote in favor of Proposal No. 4, and accordingly, we expect such measure to pass.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL NO. 4 TO ADOPT THE 2015 PLAN.

DIRECTORS AND EXECUTIVE OFFICERS

In accordance with Item 402 of Regulation S-K promulgated by the SEC, we are required to disclose certain information regarding the makeup of and compensation for the Company’s directors, former directors and named executive officers, in certain cases for each of the last three completed fiscal years. As discussed above, in the section entitled “Overview”, we recently acquired Luoxis and Vyrix through the Merger on April 16, 2015. Because our sole director was a director on the boards of directors of Luoxis and Vyrix, and our named executive officers were, prior to the April 16, 2015, employed by Luoxis and Vyrix, we are providing past compensation information information concerning such director and executive officers with respect to Luoxis and Vyrix.

Current Director and Executive Officers

Our current director and executive officers, who assumed their positions on April 16, 2015 and their respective ages and positions as of the date of this Proxy Statement are set forth in the following table.

Name	Age	Position
Michael Macaluso	63	Sole Director
Joshua R. Disbrow	40	President and Chief Executive Officer
Jarrett T. Disbrow	40	Chief Operating Officer
Gregory A. Gould	49	Chief Financial Officer

(1)	Joshua R. Disbrow was appointed the Chief Executive Officer of Luoxis in January 2013. In connection with the Merger, he resigned from Luoxis and was appointed the Chief Executive Officer of the Company upon the closing of the Merger on April 16, 2015.
(2)	Jarrett T. Disbrow was appointed the Chief Executive Officer of Vyrix in November 2013. In connection with the Merger, he resigned from Vyrix and was appointed the Chief Operating Officer, Secretary and Treasurer of the Company upon the closing of the Merger on April 16, 2015.
(3)	Gregory A. Gould was appointed the Chief Financial Officer of Luoxis and Vyrix in June 2014. In connection with the Merger, he resigned from Luoxis and Vyrix and was appointed the Chief Financial Officer of the Company upon the closing of the Merger on April 16, 2015.
(4)	Michael Macaluso was appointed a Director of Luoxis in January 2013 and a Director of Vyrix in November 2013. In connection with the Merger, he resigned from the boards of Luoxis and Vryix and was appointed the sole Director of the Company upon the closing of the Merger on April 16, 2015.

Former Directors and Executive Officers

Name	Age	Former Positions with the Company	Date Assumed Positions	Date Resigned Positions
James B. Wiegand (1)	68	Former President, Chief Financial Officer, Secretary and Director	9-Aug-02	16-Apr-15

Gary V. Cantrell (2)	58	Director	1-Feb-14	16-Apr-15

John A. Donofrio, Jr. (3)	46	Director	1-Feb-14	16-Apr-15

Nicholas J. Leb (4)	65	Director	1-Feb-14	16-Apr-15

Dr. Vaughan Clift (5)	53	Chief Medical Officer	11-May-14	13-Mar-15

(1)	Mr. Wiegand was appointed President, Chief Executive Officer and Secretary and a director on August 9, 2002. In connection with the Merger, he resigned from all of his positions with us on April 16, 2015.
(2)	Mr. Cantrell was appointed a director of Vyrix in February 2014. In connection with the Merger, he resigned from this position on April 16, 2015 as we continue to assess the appropriate corporate governance structure.

(3)	Mr. Donofrio was appointed a director of Vyrix in February 2014. In connection with the Merger, he resigned from this position on April 16, 2015 as we continue to assess the appropriate corporate governance structure.
(4)	Mr. Leb was appointed a director of Vyrix in February 2014. In connection with the Merger, he resigned from this position on April 16, 2015 as we continue to assess the appropriate corporate governance structure.
(5)	Dr. Clift was appointed Chief Medical Officer of Vyrix in May 2014. In connection with the Merger, he resigned from this position on March 13, 2015 as we continue to assess the appropriate management structure.

Compensation Committee Interlocks and Insider Participation

Our Board has not established a separate standing compensation committee. None of our current or former executive officers serves, or during our last completed fiscal year has served, as a member of the board of directors or compensation committee, or other committee serving an equivalent function, of any other entity that has one or more of its executive officers serving as a member of our Board.

Director Compensation

In establishing director compensation, our Board is guided by the following goals:

•	compensation should consist of a combination of cash and equity awards that are designed to fairly pay the directors for work required for a company of our size and scope;

•	compensation should align the directors’ interests with the long-term interests of stockholders; and

•	compensation should assist with attracting and retaining qualified directors.

We intend to pay our non-employee directors $1,500 per meeting for each in-person Board meeting attended and $1,000 per meeting for each telephonic meeting attended. We will reimburse them for expenses incurred in connection with their service as director.

Jarrett T. Disbrow, who served as a member of Vyrix’s board of directors during 2014, did not receive any compensation, equity awards or non-equity awards for his service as a director, although Mr. Disbrow did receive compensation in 2014 from and with respect to his employment with Vyrix. James B. Wiegand, who served as the sole director of Rosewind in 2014, did not receive any compensation, equity awards or non-equity awards for his service as a director. Mr. Wiegand was appointed President, Chief Executive Officer and Secretary and a director of Rosewind on August 9, 2002. He resigned from all of his positions with us on April 16, 2015.

We have not yet established a compensation package for our director, Michael Macaluso, our non-employee and sole director, and future non-employee directors other than payment per meeting and reimbursement of expenses incurred in connection with their service as director.

The following table provides information regarding all compensation paid to non-employee directors of Vyrix and Luoxis during the fiscal year ended December 31, 2014:

Name	Fees Earned or Paid in Cash	Stock Option Awards (1)	All Other Compensation	Total

Michael Macaluso (2)	$—	$279,417	$—	$279,417

Gary V. Cantrell (3)	$—	$—	$—	$—

John A. Donofrio Jr (4)	$—	$—	$—	$—

Nicholas J. Leb (5)	$—	$—	$—	$—

(1)	This column reflects the aggregate grant date fair value computed in accordance with Financial Accounting Standards Board, or “FASB”, issued Accounting Standards Update, or “ASC”, Topic 718.
(2)	Michael Macaluso was appointed a Director of Luoxis in January 2013 and a Director of Vyrix in November 2013. In connection with the Merger, he resigned from the boards of Luoxis and Vyrix and was appointed a Director of the Company upon the closing of the Merger on April 16, 2015.
(3)	Gary V. Cantrell was appointed a director of Vyrix in February 2014. In connection with the Merger, he resigned from this position on April 16, 2015 as we continue to assess the appropriate corporate governance structure.
(4)	John A. Donofrio Jr. was appointed a director of Vyrix in February 2014. In connection with the Merger, he resigned from this position on April 16, 2015 as we continue to assess the appropriate corporate governance structure.
(5)	Nicholas J. Leb was appointed a director of Vyrix in February 2014. In connection with the Merger, he resigned from this position on April 16, 2015 as we continue to assess the appropriate corporate governance structure.

Executive Compensation

From fiscal year 2012 to the completion of the Merger on April 16, 2015, no compensation was earned by or paid to James B. Wiegand, the former President, Chief Financial Officer and Secretary of Rosewind.

The following table summarizes the compensation earned in each of Vyrix’ and Luoxis’ fiscal years ended December 31, 2014, 2013 and 2012 by its named executive officers.

Summary Compensation Table

Name and Principal Position (a)	Year (b)	Salary ($) (c)	Bonus ($) (d)	Stock Award ($) (e)	Option Award ($)(1) (f)	Non-Equity Incentive Plan Compensation ($) (g)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($) (h)	All Other Compensation ($) (i)	Total ($) (j)
Named Executive Officers
Joshua R. Disbrow (2)
Chief Executive Officer	2014	245,000	180,000	—	197,918	—	—	—	622,918
since December 2012	2013	228,958	127,500	—	353,435	—	—	—	709,893
	2012	11,375	—	—	—	—	—	—	11,375
Jarrett T. Disbrow (3)
Chief Operating Officer, Secretary	2014	210,000	5,000	—	—	—	—	—	215,000
and Treasurer	2013	8,750	5,000	—	222,584	—	—	—	236,334
since November 2013	2012	—	—	—	—	—	—	—	—
Gregory A. Gould (4)
Chief Financial Officer	2014	—	—	—	65,973	—	—	—	65,973
since June 2014	2013	—	—	—	—	—	—	—	—
	2012	—	—	—	—	—	—	—	—
Vaughan Clift, M.D. (5)
Former Chief Medical Officer	2014	—	—	—	64,595	—	—	—	64,595
	2013	—	—	—	—	—	—	—	—
	2012	—	—	—	—	—	—	—	—

(1)	This column reflects the grant date fair value of option awards as determined in accordance with FASB ASC Topic 718, excluding the effect of any estimated forfeitures.

(2)	Joshua R. Disbrow was appointed the Chief Executive Officer of Luoxis in January 2013. In connection with the Merger, he resigned from Luoxis and was appointed the Chief Executive Officer of the Company upon the closing of the Merger on April 16, 2015.
(3)	Jarrett T. Disbrow was appointed the Chief Executive Officer of Vyrix in November 2013. In connection with the Merger, he resigned from Vyrix and was appointed the Chief Operating Officer, Secretary and Treasurer of the Company upon the closing of the Merger on April 16, 2015.
(4)	Gregory A. Gould was appointed the Chief Financial Officer of Luoxis and Vyrix in June 2014. In connection with the Merger, he resigned from Luoxis and Vyrix was appointed the Chief Financial Officer of the Company upon the closing of the Merger on April 16, 2015.
(5)	Dr. Vaughan Clift was appointed the Chief Medical Officer of Vyrix in May 2014. In connection with the Merger, he resigned from this position on March 13, 2015 as we continue to assess the appropriate management structure.

2014 Grants of Plan-Based Awards Table

During fiscal year 2014, stock options were granted to our named executive officers as follows:

Name	Grant Date	All Other Option Awards: Number of Securities Underlying Options (#)		Exercise Price of Option Awards ($/Share)	Grant Date Fair Value of Option Awards ($)(1)
Named Exective Officers
Vaughan Clift M.D.	3/11/2014	150,000	(2)	$0.70	$64,595
Joshua Disbrow	8/11/2014	150,000	(3)	$1.60	$197,918
Gregory A. Gould	8/11/2014	50,000	(3)	$1.60	$65,973

(1)	The amounts reported in this column represent the aggregate grant date fair value computed in accordance with FASB ASC 718, excluding the effect of any estimated forfeitures and may not correspond to the actual value that will be realized by the named executive officer.
(2)	These Vyrix options were accelerated and cancelled in connection with the merger. Because the consideration paid to holders of common stock of Vyrix was less than the exercise price of such options, no amount was paid to the option holder in connection with the cancellation.
(3)	These Luoxis options were accelerated and cancelled in connection with the merger. Because the consideration paid to holders of common stock of Luoxis was less than the exercise price of such options, no amount was paid to the option holder in connection with the cancellation.

Outstanding Equity Awards at 2014 Fiscal Year-End

The following table provides information regarding the current holdings of equity awards by our named executive officers on December 31, 2014.

Name (a)		Number of Securities Underlying Unexercised Options Exercisable (#) (b)	Number of Securities Underlying Unexercised Options Unexercisable (#) (c)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (d)	Option Exercise Price ($) (e)	Option Expiration Date (f)	Number of Shares or Units of Stock That Have Not Vested (#) (g)	Market Value of Shares or Units of Stock That Have Not Vested ($) (h)	Equity Incentie Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (i)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (j)
Named Exective Officers

Joshua R. Disbrow	(1)	250,000	250,000	—	1.00	6/15/2023	—	—	—	—
Joshua R. Disbrow	(2)	—	150,000	—	1.60	8/11/2024	—	—	—	—
Jarrett T. Disbrow	(3)	250,000	250,000	—	0.70	11/18/2023	—	—	—	—
Gregory A. Gould	(4)	—	50,000	—	1.60	8/11/2024	—	—	—	—
Vaughan Clift, M.D.	(5)	37,500	112,500	—	0.70	3/11/2024	—	—	—	—
James B. Wiegand		—	—	—	—	—	—	—	—	—

(1)	Unexercisable options vest annually and become fully vested on June 14, 2016. These Luoxis options were accelerated and cancelled in connection with the Merger, and option holders received a cash payment per option share equal to the difference between the consideration payable per share of common stock of Luoxis pursuant to the Merger and the exercise price of the option.
(2)	Unexercisable options vest monthly and become fully vested on August 11, 2018. These Luoxis options were accelerated and cancelled in connection with the Merger. Because the consideration paid to holders of common stock of Luoxis was less than the exercise price of such options, no amount was paid to the option holder in connection with the cancellation.
(3)	Unexercisable options vest annually and become fully vested on November 18, 2016. These Vyrix options were accelerated and cancelled in connection with the Merger. Because the consideration paid to holders of common stock of Vyrix was less than the exercise price of such options, no amount was paid to the option holder in connection with the cancellation.
(4)	Unexercisable options vest monthly and become fully vested on August 11, 2018. These Luoxis options were accelerated and cancelled in connection with the Merger. Because the consideration paid to holders of common stock of Luoxis was less than the exercise price of such options, no amount was paid to the option holder in connection with the cancellation.
(5)	Unexercisable options vest annually and become fully vested on March 11, 2017. These Vyrix options were accelerated and cancelled in connection with the Merger. Because the consideration paid to holders of common stock of Vyrix was less than the exercise price of such options, no amount was paid to the option holder in connection with the cancellation.

Option Exercises and Stock Vested in 2014

During the fiscal year 2014, none of our named executive officers exercised any options.

Potential Payments Upon a Change in Control

We entered into an employment agreements with Joshua R. Disbrow and Jarrett T. Disbrow in connection with their respective employment with the Company. Pursuant to the employment agreements, in the event of a Change in Control of the Company, all stock options, restricted stock and other stock-based grants granted or may be granted in the future by the Company to the officers will immediately vest and become exercisable. No other payments are to be made upon a Change in Control to either Joshua R. Disbrow and Jarrett T. Disbrow in connection with their respective employment agreements.

“Change in Control” means: the occurrence of any of the following events:

•	the acquisition by any individual, entity, or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (the “Acquiring Person”), other than us, or any of our Subsidiaries, of beneficial ownership (within the meaning of Rule 13d-3- promulgated under the Exchange Act) of 50% or more of the combined voting power or economic interests of the then outstanding voting securities of us entitled to vote generally in the election of directors (excluding any issuance of securities by us in a transaction or series of transactions made principally for bona fide equity financing purposes); or;

•	the acquisition of us by another entity by means of any transaction or series of related transactions to which we are party (including, without limitation, any stock acquisition, reorganization, merger or consolidation but excluding any issuance of securities by us in a transaction or series of transactions made principally for bona fide equity financing purposes ) other than a transaction or series of related transactions in which the holders of the voting securities of us outstanding immediately prior to such transaction or series of related transactions retain, immediately after such transaction or series of related transactions, as a result of shares in us held by such holders prior to such transaction or series of related transactions, at least a majority of the total voting power represented by the outstanding voting securities of us or such other surviving or resulting entity (or if we or such other surviving or resulting entity is a wholly-owned subsidiary immediately following such acquisition, its parent); or

•	the sale or other disposition of all or substantially all of the assets of us in one transaction or series of related transactions.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

As stated above, the close of business on May [    ], 2015 has been fixed as the Record Date for the determination of the Shareholders entitled to vote at the Special Meeting of the Shareholders. As of the Record Date, [            ] shares of our common stock were outstanding and entitled to be voted at the Special Meeting. Shareholders will be entitled to cast one vote on each issue presented above for each share of our common stock held of record on the Record Date. The following table sets forth certain information known to us with respect to the beneficial ownership of our common stock as of April 16, 2015 by:

•	each person known by us to own beneficially more than 5% of our outstanding common stock;

•	each of our directors and named executive officers; and

•	all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities and include common stock that can be acquired within 60 days of April 16, 2015. The percentage ownership information shown in the table is based upon 173,597,365 shares of common stock outstanding as of April 16, 2015.

Except as otherwise indicated, all of the shares reflected in the table are shares of common stock and all persons listed below have sole voting and investment power with respect to the shares beneficially owned by them, subject to applicable community property laws. The information is not necessarily indicative of beneficial ownership for any other purpose.

In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, we deemed outstanding shares of common stock subject to options and warrants held by that person that are immediately exercisable or exercisable within 60 days of April 16, 2015. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person. Beneficial ownership representing less than 1% is denoted with an asterisk (*). The information in the table below is based on information known to us or ascertained by us from public filings made by the stockholders. Except as otherwise indicated in the table below, addresses of the director, executive officers and named beneficial owners are in care of Rosewind Corporation, 373 Inverness Parkway, Suite 200, Englewood, Colorado 80112.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

	Shares Beneficially Owned
	Number	Percentage
5% Stockholders:
Ampio Pharmaceuticals, Inc.(1)	141,535,750	81.53%
Directors and Named Executive Officers:
Joshua R. Disbrow(2)	—	—
Jarrett T. Disbrow(3)	—	—
Gregory A. Gould	—	—
Michael Macaluso	—	—
James B. Wiegand(4)	2,340,569	1.35
All directors and executive officers as a group (five persons)	2,340,569	1.35%

(1)	The address of Ampio Pharmaceuticals, Inc. is 373 Inverness Parkway, Suite 200, Englewood, CO 80112.
(2)	6,800,000 shares were purchased and held by an irrevocable trust for estate planning in which Mr. Disbrow is a beneficiary. Mr. Disbrow does not have or share investment control over the shares held by the trust, Mr. Disbrow is not the trustee of the trust (nor is any member of Mr. Disbrow’s immediate family) and Mr. Disbrow does not have or share the power to revoke the trust. As such, under Rule 16a-8(b) and related rules, Mr. Disbrow does not have beneficial ownership over the shares purchased and held by the trust.
(3)	6,800,000 shares were purchased and held by an irrevocable trust for estate planning in which Mr. Disbrow is a beneficiary. Mr. Disbrow does not have or share investment control over the shares held by the trust, Mr. Disbrow is not the trustee of the trust (nor is any member of Mr. Disbrow’s immediate family) and Mr. Disbrow does not have or share the power to revoke the trust. As such, under Rule 16a-8(b) and related rules, Mr. Disbrow does not have beneficial ownership over the shares purchased and held by the trust.
(4)	Mr. Wiegand was appointed President, Chief Executive Officer and Secretary and a director on August 9, 2002. In connection with the closing of the Merger, he resigned from all of his positions on April 16, 2015.

Option Exercises and Stock Vested in 2014

During the fiscal year 2014, none of our named executive officers exercised any options

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Proxy Statement contains forward-looking statements that are based on our management’s belief and assumptions and on information currently available to our management. Although we believe that the expectations reflected in these forward-looking statements are reasonable, these statements relate to future events or our future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements.

In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” “continue” or the negative of these terms or other comparable terminology. These statements are only predictions. You should not place undue reliance on forward-looking statements because they involve known and unknown risks, uncertainties and other factors, which are, in some cases, beyond our control and which could materially affect results. Factors that may cause actual results to differ materially from current expectations include, among other things, those listed under “Risks and Potential Disadvantages Associated with the Reverse Stock Split” and elsewhere in this Proxy Statement. If one or more of these risks or uncertainties occur, or if our underlying assumptions prove to be incorrect, actual events or results may vary significantly from those implied or projected by the forward-looking statements. No forward-looking statement is a guarantee of future performance. You should read this Proxy Statement and the documents that we reference in this Proxy Statement and have filed with the SEC as exhibits to this Proxy Statement completely and with the understanding that our actual future results may be materially different from any future results expressed or implied by these forward-looking statements.

The forward-looking statements in this Proxy Statement represent our views as of the date of this Proxy Statement. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we have no current intention of doing so except to the extent required by applicable law. You should therefore not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this Proxy Statement.

STOCKHOLDER PROPOSALS

Stockholder proposals will be considered for inclusion in the Proxy Statement for the 2015 Annual Meeting in accordance with Rule 14a-8 under the Exchange Act, if they are received by the Secretary of the Company, on or before May [    ], 2015.

Stockholders who intend to present a proposal at the Special Meeting without inclusion of such proposal in our proxy materials for the 2015 Annual Meeting are required to provide notice of such proposal between May [    ], 2015 and May [    ], 2015. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

Proposals and notices of intention to present proposals at the Special Meeting should be addressed to the Corporate Secretary of Ampio, Attn: Gregory A. Gould, 373 Inverness Parkway, Suite 200, Englewood, Colorado 80112.

HOUSEHOLDING OF PROXY MATERIALS

In some cases only one copy of this Proxy Statement or our 2013 Annual Report is being delivered to multiple shareholders sharing an address unless we have received contrary instructions from one or more of the shareholders. We will deliver promptly, upon written or oral request, a separate copy of this Proxy Statement to a shareholders at a shared address to which a single copy of the document was delivered. Shareholders sharing an address who are receiving multiple copies of proxy statements or annual reports may also request delivery of a single copy. To request separate or multiple deliveries of these materials now or in the future, a shareholders may submit a written request to Corporate Secretary of Ampio, Attn: Gregory A. Gould, 373 Inverness Parkway, Suite 200, Englewood, Colorado 80112 or an oral request at (720) 437-6500.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC. Our SEC filings are available to the public over the Internet at the SEC’s website at http://www.sec.gov. The SEC’s website contains reports, proxy and information statements and other information regarding issuers, such as us, that file electronically with the SEC. You may also read and copy any document we file with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You may also obtain copies of these documents at prescribed rates by writing to the SEC. Please call the SEC at 1–800–SEC–0330 for further information on the operation of its Public Reference Room. Our common stock is listed on the OTCQB Market under the symbol “RSWN.”

The SEC allows “incorporation by reference” into this proxy statement of information that we file with the SEC. This permits us to disclose important information to you by referencing these filed documents. Any information referenced this way is considered to be a part of this proxy statement and any information filed by us with the SEC subsequent to the date of this proxy statement will automatically be deemed to update and supersede this information. We incorporate by reference the Company’s Current Report on Form 8-K, filed on April 22, 2015.

We incorporate by reference any filings made with the SEC in accordance with Sections 13(a), 13(c), 14, or 15(d) of the Securities Exchange Act of 1934 on or after the date of this proxy statement.

We will promptly provide a copy of the documents we incorporate by reference (other than exhibits attached to those documents, unless such exhibits are specifically incorporated by reference into the information incorporated herein), at no cost, to any person who receives this proxy statement. You may request a copy of any or all of these documents, either orally or in writing, by contacting us at the following address and phone number: Rosewind Corporation, 373 Inverness Parkway, Suite 200, Englewood, Colorado 80122; (720) 437-6500.

OTHER MATTERS

The Board knows of no other business that will be presented at the Special Meeting. If any other business is properly brought before the Special Meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the judgment of the persons voting the proxies.

It is important that the proxies be returned promptly and that your shares be represented. Shareholders are urged to vote. Shareholders are urged to mark, date, execute and promptly return the accompanying proxy card in the enclosed envelope.

By Order of the Board of Directors,
ROSEWIND CORPORATION

/s/ Joshua R. Disbrow
Joshua R. Disbrow
President, Chief Executive Officer
Englewood, Colorado

ANNEX A

Plan of Conversion (with Exhibits)

A-1

PLAN OF CONVERSION OF ROSEWIND CORPORATION

May [●], 2015

1.	TERMS AND CONDITIONS

1.1 Upon the terms and subject to the conditions of this Plan of Conversion and in accordance with the laws of the State of Colorado and the laws of the State of Delaware, Rosewind Corporation, a Colorado corporation (“Rosewind”), shall be converted (the “Conversion”) from a Colorado corporation into a Delaware corporation with the name Aytu BioScience, Inc. (“Aytu”).

1.2 Effect of Conversion. Upon the consummation of the Conversion, Aytu shall continue as the converted corporation, and the separate corporate existence of Rosewind shall cease.

1.3 Filings; Effective Times. The officers of Rosewind shall cause the Conversion to be completed by (a) delivering a Statement of Conversion substantially in the form attached hereto as Exhibit A (the “Colorado Statement of Conversion”) to the Secretary of State of the State of Colorado for filing and (b) filing a Certificate of Conversion in substantially the form attached hereto as Exhibit B (the “Delaware Certificate of Conversion”) and a Certificate of Incorporation substantially in the form attached hereto as Exhibit C (the “Delaware Certificate of Incorporation”) with the Secretary of State of the State of Delaware. The effective time of the Conversion shall be the date of filing the Colorado Statement of Conversion and the Delaware Certificate of Conversion (the “Effective Time”).

1.4 Succession. At the Effective Time, Aytu shall succeed to all of the rights and property of Rosewind and become subject to all the liabilities of Rosewind, and from and after the Effective Time the Conversion shall have all the other effects set forth in this Plan of Conversion, the filed Colorado Statement of Conversion, the filed Delaware Certificate of Conversion and the Delaware Certificate of Incorporation, and the laws of the State of Colorado and the laws of the State of Delaware. Furthermore, at and after the Effective Time, Aytu shall succeed to and possess, without further act or deed, all the rights, privileges, obligations, powers and franchises, both public and private, and all of the property, real, personal and mixed, of Rosewind; all debts due to Rosewind on whatever account, as well as for stock subscriptions, shall be vested in Aytu; all claims, demands, property, rights, privileges, powers and franchises and every other interest of Rosewind shall be as effectively the property of Aytu as they were of Rosewind; the title to any real estate vested by deed or otherwise in Rosewind shall not revert or be in any way impaired by reason of the Conversion, but shall be vested in Aytu; the title to any bank accounts in Rosewind shall not revert or be in any way impaired by reason of the Conversion, but shall be vested in Aytu; all rights of creditors and all liens upon any property of Rosewind shall be preserved unimpaired; and all debts, liabilities and duties of Rosewind shall thenceforth attach to Aytu and may be enforced against it to the same extent as if such debts, liabilities and duties had been incurred or contracted by it.

1.5 Conversion of Capital Stock. At the Effective Time, each share of Common Stock, no par value per share, of Rosewind (“Rosewind Common Stock”) outstanding immediately prior to the Effective Time shall, by virtue of the Conversion, and without any action on the part of the holder thereof, be converted into 0.08214225 (the “Reverse Split Factor”) shares of Common Stock, $0.0001 par value per share, of Aytu (“Aytu Common Stock”).

1.6 Conversion of Warrants. At the Effective Time, all warrants to purchase shares of Rosewind Common Stock (the “Rosewind Warrants”) outstanding immediately prior to the Effective Time shall be cancelled and exchanged for warrants to purchase shares of Aytu Common Stock (“Aytu Warrants”) without further action by the holder thereof. Each Aytu Warrant exchanged for a Rosewind Warrant shall constitute a warrant to acquire such number of shares of Aytu Common Stock as is equal to the number of shares of Rosewind Common Stock subject to the unexercised portion of such Rosewind Warrant multiplied by the Reverse Split Factor (with any fraction resulting from such multiplication to be rounded to the nearest whole number, and with 0.5 shares rounded upward to the nearest whole number). The exercise price per share of each such Aytu Warrant shall be equal to the exercise price of such Rosewind Warrant prior to conversion divided by the Reverse Split Factor.

2.	CHARTER DOCUMENTS, DIRECTORS AND OFFICERS

2.1 Certificate of Incorporation and Bylaws. The Delaware Certificate of Incorporation shall be filed together with the Delaware Certificate of Conversion, and upon such filing shall be the Certificate of Incorporation of Aytu. At the Effective Time, the By-laws attached hereto as Exhibit D (the “Delaware By-laws”) shall be the By-laws of Aytu.

2.2 Directors and Officers. The directors and officers of Rosewind at the Effective Time shall be the initial directors and officers of Aytu, and shall continue to serve as directors and officers in accordance with the Certificate of Incorporation and Delaware Bylaws until their successors are duly elected or appointed and qualified or until their earlier resignation or removal.

3.	MISCELLANEOUS

3.1 Termination. This Plan of Conversion may be terminated and the Conversion abandoned at any time prior to the consummation of the Conversion by the board of directors of Rosewind.

IN WITNESS WHEREOF, Rosewind Corporation has caused this Plan of Conversion to be signed by an authorized officer as of the date first above written.

ROSEWIND CORPORATION

By:
Name:
Title:

[Signature Page to Plan of Conversion]

Exhibit A

Colorado Statement of Conversion

Form must be filed electronically.

Paper forms are not accepted.

This copy is a sample and cannot be submitted for filing.

Statement of Conversion Converting a Domestic Entity into a Foreign Entity filed pursuant to § 7-90-201.7 (1) and § 7-90-204.5 of the Colorado Revised Statutes (C.R.S.)

1.	For the converting entity, its ID number, entity name, form of entity, jurisdiction under the law of which it is formed, and principal office address are

ID number	20021219479
(Colorado Secretary of State ID number)

Entity name	Rosewind Corporation

Form of entity	Corporation

Jurisdiction	Colorado

Principal office street address	373 Inverness Parkway, Suite 200
(Street number and name)

	Englewood	CO	80112
	(City)	(State)	(ZIP/Postal Code)

U.S.A.
	(Province—if applicable)	(Country)

Principal office mailing address
(leave blank if same as street address)	(Street number and name or Post Office Box information)

	(City)	(State)	(ZIP/Postal Code)

	(Province—if applicable)	(Country)

2.	For the resulting entity, its true name, form of entity, jurisdiction under the law of which it is formed, and principal address are

True name	Aytu BioScience, Inc.

Form of entity	Corporation

Jurisdiction	Delaware

Street address	373 Inverness Parkway, Suite 200
(Street number and name)

	Englewood	CO	80112
	(City)	(State)	(ZIP/Postal Code)

U.S.A.
	(Province—if applicable)	(Country)

Mailing address
(leave blank if same as street address)	(Street number and name or Post Office Box information)

	(City)	(State)	(ZIP/Postal Code)

	(Province—if applicable)	(Country)

3.	The converting entity has been converted into the resulting entity pursuant to section 7-90-201.7, C.R.S.

4.	(Mark the applicable box and complete the statement. Caution: Mark only one box.)
☒	The resulting foreign entity does not maintain a registered agent in this state and service of process may be addressed to the entity and mailed to the principal address pursuant to section 7-90-704 (2), C.R.S.

OR

☐	The resulting foreign entity maintains a registered agent to accept service pursuant to section 7-90-204.5, C.R.S. The person appointed as registered agent has consented to being so appointed. Such registered agent’s name and address are

Name
(if an individual)
	(Last)	(First)	(Middle)	(Suffix)

OR

(if an entity)
(Caution: Do not provide both an individual and an entity name.)

Street address
(Street number and name)

CO
	(City)	(State)	(ZIP/Postal Code)

Mailing address
(leave blank, if same as street address)	(Street number and name or Post Office Box information))

CO
	(City)	(State)	(ZIP/Postal Code)

5.	(If applicable, adopt the following statement by marking the box and include an attachment.)
☐	This document contains additional information as provided by law.

6.	(Caution: Leave blank if the document does not have a delayed effective date. Stating a delayed effective date has significant legal consequences. Read instructions before entering a date.)

(If the following statement applies, adopt the statement by entering a date and, if applicable, time using the required format.)
The delayed effective date and, if applicable, time of this document are	.
(mm/dd/yyyy hour:minute am/pm)

Notice:

Causing this document to be delivered to the Secretary of State for filing shall constitute the affirmation or acknowledgment of each individual causing such delivery, under penalties of perjury, that such document is such individual’s act and deed, or that such individual in good faith believes such document is the act and deed of the person on whose behalf such individual is causing such document to be delivered for filing, taken in conformity with the requirements of part 3 of article 90 of title 7, C.R.S. and, if applicable, the constituent documents and the organic statutes, and that such individual in good faith believes the facts stated in such document are true and such document complies with the requirements of that Part, the constituent documents, and the organic statutes.

This perjury notice applies to each individual who causes this document to be delivered to the Secretary of State, whether or not such individual is identified in this document as one who has caused it to be delivered.

7.	The true name and mailing address of the individual causing this document to be delivered for filing are

Disbrow	Joshua	A.
(Last)	(First)	(Middle)	(Suffix)

373 Inverness Parkway, Suite 200
(Street number and name or Post Office Box information)

Englewood	CO	80112
(City)	(State)	(ZIP/Postal Code)

(Province—if applicable)		(Country)

(If applicable, adopt the following statement by marking the box and include an attachment.)

☐	This document contains the true name and mailing address of one or more additional individuals causing the document to be delivered for filing.

Disclaimer:

This form/cover sheet, and any related instructions, are not intended to provide legal, business or tax advice, and are furnished without representation or warranty. While this form/cover sheet is believed to satisfy minimum legal requirements as of its revision date, compliance with applicable law, as the same may be amended from time to time, remains the responsibility of the user of this form/cover sheet. Questions should be addressed to the user’s legal, business or tax advisor(s).

Exhibit B

Delaware Certificate of Conversion

Exhibit B

STATE OF DELAWARE

CERTIFICATE OF CONVERSION

FROM A NON-DELAWARE CORPORATION

TO A DELAWARE CORPORATION

PURSUANT TO SECTION 265 OF THE

DELAWARE GENERAL CORPORATION LAW

1.	The jurisdiction where the Non-Delaware Corporation first formed is Colorado.

2.	The jurisdiction of the Non-Delaware Corporation immediately prior to filing this Certificate is Colorado.

3.	The date the Non-Delaware Corporation first formed is August 9, 2002.

4.	The name of the Non-Delaware Corporation immediately prior to filing this Certificate is Rosewind Corporation.

5.	The name of the Corporation as set forth in the Certificate of Incorporation is Aytu BioScience, Inc.

6.	This Certificate shall be effective on May [●], 2015.

IN WITNESS WHEREOF, the undersigned being duly authorized to sign on behalf of the converting Non-Delaware Corporation has executed this Certificate on the [●] day of May, 2015.

Name:
Title:

Exhibit C

Delaware Certificate of Incorporation

Exhibit C

CERTIFICATE OF INCORPORATION

OF

AYTU BIOSCIENCE, INC.

May [●], 2015

Aytu BioScience Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), hereby certifies as follows:

ARTICLE I

The name of the Corporation is Aytu BioScience, Inc.

ARTICLE II

The address of the Corporation’s registered office in the State of Delaware is 2711 Centerville Road, Suite 400, Wilmington, New Castle County, Delaware 19808. The name of its registered agent at such address is Corporation Service Company.

ARTICLE III

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the DGCL.

ARTICLE IV

CAPITAL STOCK

The total number of shares of capital stock which the Corporation shall have authority to issue is Three Hundred Fifty Million (350,000,000), of which (i) Three Hundred Million (300,000,000) shares shall be a class designated as common stock, par value $0.0001 per share (the “Common Stock”), and (ii) Fifty Million (50,000,000) shares shall be a class designated as undesignated preferred stock, par value $0.0001 per share (the “Undesignated Preferred Stock”).

Except as otherwise provided in any certificate of designations of any series of Undesignated Preferred Stock, the number of authorized shares of the class of Common Stock or Undesignated Preferred Stock may from time to time be increased or decreased (but not below the number of shares of such class outstanding) by the affirmative vote of the holders of a majority in voting power of the outstanding shares of capital stock of the Corporation irrespective of the provisions of Section 242(b)(2) of the DGCL.

The powers, preferences and rights of, and the qualifications, limitations and restrictions upon, each class or series of stock shall be determined in accordance with, or as set forth below in, this Article IV.

A. COMMON STOCK

Subject to all the rights, powers and preferences of the Undesignated Preferred Stock and except as provided by law or in this Certificate (or in any certificate of designations of any series of Undesignated Preferred Stock):

(a) the holders of the Common Stock shall have the exclusive right to vote for the election of directors of the Corporation (the “Directors”) and on all other matters requiring stockholder action, each outstanding share entitling the holder thereof to one vote on each matter properly submitted to the stockholders of the Corporation for their vote; provided, however, that, except as otherwise required by law, holders of Common Stock, as such, shall not be entitled to vote on any amendment to this Certificate (or on any amendment to a certificate of designations of any series of Undesignated Preferred Stock) that alters or changes the powers, preferences, rights or other terms of one or more outstanding series of Undesignated Preferred Stock if the holders of such affected series of Undesignated Preferred Stock are entitled to vote, either separately or together with the holders of one or more other such series, on such amendment pursuant to this Certificate (or pursuant to a certificate of designations of any series of Undesignated Preferred Stock) or pursuant to the DGCL;

(b) dividends may be declared and paid or set apart for payment upon the Common Stock out of any assets or funds of the Corporation legally available for the payment of dividends, but only when and as declared by the Board of Directors or any authorized committee thereof; and

(c) upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the net assets of the Corporation shall be distributed pro rata to the holders of the Common Stock.

B. UNDESIGNATED PREFERRED STOCK

The Board of Directors or any authorized committee thereof is expressly authorized, to the fullest extent permitted by law, to provide by resolution or resolutions for, out of the unissued shares of Undesignated Preferred Stock, the issuance of the shares of Undesignated Preferred Stock in one or more series of such stock, and by filing a certificate of designations pursuant to applicable law of the State of Delaware, to establish or change from time to time the number of shares of each such series, and to fix the designations, powers, including voting powers, full or limited, or no voting powers, preferences and the relative, participating, optional or other special rights of the shares of each series and any qualifications, limitations and restrictions thereof.

ARTICLE V

STOCKHOLDER ACTION

1. Action without Meeting. Any action required or permitted to be taken by the stockholders of the Corporation at any annual or special meeting of stockholders of the Corporation may be effected by written consent in lieu of a meeting as long as such written consent is signed by the holders of at least the number of shares of stock in the Corporation required to approve such action at a duly held annual or special meeting of stockholders of the Corporation at which all shares of stock in the Corporation entitled to vote thereon were present and voted.

2. Special Meetings. Except as otherwise required by statute and subject to the rights, if any, of the holders of any series of Undesignated Preferred Stock, special meetings of the stockholders of the Corporation may be called only by the Board of Directors acting pursuant to a resolution approved by the affirmative vote of a majority of the Directors then in office, and special meetings of stockholders may not be called by any other person or persons. Only those matters set forth in the notice of the special meeting may be considered or acted upon at a special meeting of stockholders of the Corporation.

ARTICLE VI

DIRECTORS

1. General. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors except as otherwise provided herein or required by law.

2. Election of Directors. Election of Directors need not be by written ballot unless the By-laws of the Corporation (the “By-laws”) shall so provide. Directors shall be elected at each annual meeting of stockholders, and each Director elected shall hold office until such Director’s successor has been elected and qualified, subject, however, to earlier death, resignation or removal from office.

2

3. Number of Directors. The number of Directors of the Corporation shall be fixed solely and exclusively by resolution duly adopted from time to time by the Board of Directors.

Notwithstanding the foregoing, whenever, pursuant to the provisions of Article IV of this Certificate, the holders of any one or more series of Undesignated Preferred Stock shall have the right, voting separately as a series or together with holders of other such series, to elect Directors at an annual or special meeting of stockholders, the election, term of office, filling of vacancies and other features of such directorships shall be governed by the terms of this Certificate and any certificate of designations applicable to such series.

4. Vacancies. Subject to the rights, if any, of the holders of any series of Undesignated Preferred Stock to elect Directors and to fill vacancies in the Board of Directors relating thereto, any and all vacancies in the Board of Directors, however occurring, including, without limitation, by reason of an increase in the size of the Board of Directors, or the death, resignation, disqualification or removal of a Director, shall be filled solely and exclusively by the affirmative vote of a majority of the remaining Directors then in office, even if less than a quorum of the Board of Directors, and not by the stockholders. Any Director appointed in accordance with the preceding sentence shall hold office until such Director’s successor shall have been duly elected and qualified or until his or her earlier resignation, death or removal. In the event of a vacancy in the Board of Directors, the remaining Directors, except as otherwise provided by law, shall exercise the powers of the full Board of Directors until the vacancy is filled.

5. Removal. Subject to the rights, if any, of any series of Undesignated Preferred Stock to elect Directors and to remove any Director whom the holders of any such series have the right to elect, any Director (including persons elected by Directors to fill vacancies in the Board of Directors) may be removed from office only by the affirmative vote of the holders of at least 66 2⁄3% of the outstanding shares of Common Stock that were present or represented at a special meeting of stockholders called for such purpose. At least forty-five (45) days prior to any annual or special meeting of stockholders at which it is proposed that any Director be removed from office, written notice of such proposed removal and the alleged grounds thereof shall be sent to the Director whose removal will be considered at the meeting.

6. Classification of Directors. Upon resolution duly adopted by the Board of Directors at any time from and after the filing of this Certificate of Incorporation, and subject to the rights of holders of any series of Undesignated Preferred Stock, the Directors of the Corporation shall be classified, with respect to the term for which they severally hold office, into three classes, hereby designated as Class I, Class II and Class III. The initial assignment of members of the Board of Directors to each such class shall be made by the Board of Directors. The initial Class I Directors shall serve for a term expiring at the next annual meeting of stockholders held after adoption of such resolution, the initial Class II Directors shall serve for a term expiring at the annual meeting of stockholders to be held in the year after the year in which such resolution is adopted, and the initial Class III Directors shall serve for a term expiring at the annual meeting of stockholders to be held in the year that is two years after the year in which such resolution is adopted. At each annual meeting of stockholders, Directors elected to succeed those Directors whose terms expire shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election. Notwithstanding the foregoing, the Directors elected to each class shall hold office until their successors are duly elected and qualified or until their earlier resignation, death or removal.

ARTICLE VII

LIMITATION OF LIABILITY

A Director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a Director, except for liability (a) for any breach of the Director’s duty of loyalty to the Corporation or its stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) under Section 174 of the DGCL or (d) for any transaction from which the Director derived an improper personal benefit. If the DGCL is amended

3

after the effective date of this Certificate to authorize corporate action further eliminating or limiting the personal liability of Directors, then the liability of a Director of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended.

Any amendment, repeal or modification of this Article VII by either of (i) the stockholders of the Corporation or (ii) an amendment to the DGCL, shall not adversely affect any right or protection existing at the time of such amendment, repeal or modification with respect to any acts or omissions occurring before such amendment, repeal or modification of a person serving as a Director at the time of such amendment, repeal or modification.

ARTICLE VIII

AMENDMENT OF BY-LAWS

1. Amendment by Directors. Except as otherwise provided by law, the By-laws of the Corporation may be amended or repealed by the Board of Directors by the affirmative vote of a majority of the Directors then in office.

2. Amendment by Stockholders. The By-laws of the Corporation may be amended or repealed at any annual meeting of stockholders, or special meeting of stockholders called for such purpose, by the affirmative vote of at least 66 2⁄3% of the outstanding shares of capital stock entitled to vote on such amendment or repeal, voting together as a single class; provided, however, that if the Board of Directors recommends that stockholders approve such amendment or repeal at such meeting of stockholders, such amendment or repeal shall only require the affirmative vote of the majority of the outstanding shares of capital stock entitled to vote on such amendment or repeal, voting together as a single class.

ARTICLE IX

AMENDMENT OF CERTIFICATE OF INCORPORATION

The Corporation reserves the right to amend or repeal this Certificate in the manner now or hereafter prescribed by statute and this Certificate, and all rights conferred upon stockholders herein are granted subject to this reservation. Whenever any vote of the holders of capital stock of the Corporation is required to amend or repeal any provision of this Certificate, and in addition to any other vote of holders of capital stock that is required by this Certificate or by law, such amendment or repeal shall require the affirmative vote of the majority of the outstanding shares of capital stock entitled to vote on such amendment or repeal, and the affirmative vote of the majority of the outstanding shares of each class entitled to vote thereon as a class, at a duly constituted meeting of stockholders called expressly for such purpose; provided, however, that the affirmative vote of not less than 66 2⁄3% of the outstanding shares of capital stock entitled to vote on such amendment or repeal, and the affirmative vote of not less than 66 2⁄3% of the outstanding shares of each class entitled to vote thereon as a class, shall be required to amend or repeal any provision of Article V, Article VI, Article VII, Article VIII or this Article IX.

ARTICLE X

INCORPORATOR

The name and mailing address of the incorporator are as follows:

Joshua R. Disbrow

c/o Aytu BioScience, Inc.

373 Inverness Parkway, Suite 200

Englewood, Colorado 80112

[End of Text]

4

THIS CERTIFICATE OF INCORPORATION is executed as of the date first above written.

By:
Joshua R. Disbrow

[Signature Page to Certificate of Incorporation]

Exhibit D

Delaware By-laws

AMENDED AND RESTATED

BY-LAWS

OF

AYTU BIOSCIENCE, INC.

(the “Corporation”)

ARTICLE I

Stockholders

SECTION 1. Annual Meeting. The annual meeting of stockholders (any such meeting being referred to in these By-laws as an “Annual Meeting”) shall be held at the hour, date and place within or without the United States which is fixed by the Board of Directors, which time, date and place may subsequently be changed at any time by vote of the Board of Directors. If no Annual Meeting has been held for a period of thirteen (13) months after the Corporation’s last Annual Meeting, a special meeting in lieu thereof may be held, and such special meeting shall have, for the purposes of these By-laws or otherwise, all the force and effect of an Annual Meeting. Any and all references hereafter in these By-laws to an Annual Meeting or Annual Meetings also shall be deemed to refer to any special meeting(s) in lieu thereof.

SECTION 2. Notice of Stockholder Business and Nominations.

(a) Annual Meetings of Stockholders.

(1) Nominations of persons for election to the Board of Directors of the Corporation and the proposal of other business to be considered by the stockholders may be brought before an Annual Meeting (i) by or at the direction of the Board of Directors or (ii) by any stockholder of the Corporation who was a stockholder of record at the time of giving of notice provided for in this By-law, who is entitled to vote at the meeting, who is present (in person or by proxy) at the meeting and who complies with the notice procedures set forth in this By-law as to such nomination or business. Compliance with the foregoing clause (ii) shall be the exclusive means for a stockholder to bring nominations or business properly before an Annual Meeting (other than matters properly brought under Rule 14a-8 (or any successor rule) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), and such stockholder must comply with the notice and other procedures set forth in Article I, Section 2(a)(2) and (3) of this By-law to bring such nominations or business properly before an Annual Meeting. In addition to the other requirements set forth in this By-law, for any proposal of business to be considered at an Annual Meeting, it must be a proper subject for action by stockholders of the Corporation under Delaware law.

(2) For nominations or other business to be properly brought before an Annual Meeting by a stockholder pursuant to clause (ii) of Article I, Section 2(a)(1) of this By-law, the stockholder must (i) have given Timely Notice (as defined below) thereof in writing to the Secretary of the Corporation, (ii) have provided any updates or supplements to such notice at the times and in the forms required by this By-law and (iii) together with the beneficial owner(s), if any, on whose behalf the nomination or business proposal is made, have acted in accordance with the representations set forth in the Solicitation Statement (as defined below) required by this By-law. To be timely, a stockholder’s written notice shall be received by the Secretary at the principal executive offices of the Corporation not later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the one-year anniversary of the preceding year’s Annual Meeting; provided, however, that in the event the Annual Meeting is first convened more than thirty (30) days before or more than sixty (60) days after such anniversary date, or if no Annual Meeting were held in the preceding year, notice by the stockholder to be timely must be received by the Secretary of the Corporation not later than the close of business on the later of the ninetieth (90th) day prior to the scheduled date of such Annual Meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made (such notice within such time periods shall be referred to as “Timely Notice”). Such stockholder’s Timely Notice shall set forth:

(A) as to each person whom the stockholder proposes to nominate for election or reelection as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected);

(B) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting, and any material interest in such business of each Proposing Person (as defined below);

(C) (i) the name and address of the stockholder giving the notice, as they appear on the Corporation’s books, and the names and addresses of the other Proposing Persons (if any) and (ii) as to each Proposing Person, the following information: (a) the class or series and number of all shares of capital stock of the Corporation which are, directly or indirectly, owned beneficially or of record by such Proposing Person or any of its affiliates or associates (as such terms are defined in Rule 12b-2 promulgated under the Exchange Act), including any shares of any class or series of capital stock of the Corporation as to which such Proposing Person or any of its affiliates or associates has a right to acquire beneficial ownership at any time in the future, (b) all Synthetic Equity Interests (as defined below) in which such Proposing Person or any of its affiliates or associates, directly or indirectly, holds an interest including a description of the material terms of each such Synthetic Equity Interest, including without limitation, identification of the counterparty to each such Synthetic Equity Interest and disclosure, for each such Synthetic Equity Interest, as to (x) whether or not such Synthetic Equity Interest conveys any voting rights, directly or indirectly, in such shares to such Proposing Person, (y) whether or not such Synthetic Equity Interest is required to be, or is capable of being, settled through delivery of such shares and (z) whether or not such Proposing Person and/or, to the extent known, the counterparty to such Synthetic Equity Interest has entered into other transactions that hedge or mitigate the economic effect of such Synthetic Equity Interest, (c) any proxy (other than a revocable proxy given in response to a public proxy solicitation made pursuant to, and in accordance with, the Exchange Act), agreement, arrangement, understanding or relationship pursuant to which such Proposing Person has or shares a right to, directly or indirectly, vote any shares of any class or series of capital stock of the Corporation, (d) any rights to dividends or other distributions on the shares of any class or series of capital stock of the Corporation, directly or indirectly, owned beneficially by such Proposing Person that are separated or separable from the underlying shares of the Corporation, and (e) any performance-related fees (other than an asset based fee) that such Proposing Person, directly or indirectly, is entitled to based on any increase or decrease in the value of shares of any class or series of capital stock of the Corporation or any Synthetic Equity Interests (the disclosures to be made pursuant to the foregoing clauses (a) through (e) are referred to, collectively, as “Material Ownership Interests”) and (iii) a description of the material terms of all agreements, arrangements or understandings (whether or not in writing) entered into by any Proposing Person or any of its affiliates or associates with any other person for the purpose of acquiring, holding, disposing or voting of any shares of any class or series of capital stock of the Corporation;

(D) (i) a description of all agreements, arrangements or understandings by and among any of the Proposing Persons, or by and among any Proposing Persons and any other person (including with any proposed nominee(s)), pertaining to the nomination(s) or other business proposed to be brought before the meeting of stockholders (which description shall identify the name of each other person who is party to such an agreement, arrangement or understanding), and (ii) identification of the names and addresses of other stockholders (including beneficial owners) known by any of the Proposing Persons to support such nominations or other business proposal(s), and to the extent known the class and number of all shares of the Corporation’s capital stock owned beneficially or of record by such other stockholder(s) or other beneficial owner(s); and

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(E) a statement whether or not the stockholder giving the notice and/or the other Proposing Person(s), if any, will deliver a proxy statement and form of proxy to holders of, in the case of a business proposal, at least the percentage of voting power of all of the shares of capital stock of the Corporation required under applicable law to approve the proposal or, in the case of a nomination or nominations, at least the percentage of voting power of all of the shares of capital stock of the Corporation reasonably believed by such Proposing Person to be sufficient to elect the nominee or nominees proposed to be nominated by such stockholder (such statement, the “Solicitation Statement”).

For purposes of this Article I of these By-laws, the term “Proposing Person” shall mean the following persons: (i) the stockholder of record providing the notice of nominations or business proposed to be brought before a stockholders’ meeting, and (ii) the beneficial owner(s), if different, on whose behalf the nominations or business proposed to be brought before a stockholders’ meeting is made. For purposes of this Section 2 of Article I of these By-laws, the term “Synthetic Equity Interest” shall mean any transaction, agreement or arrangement (or series of transactions, agreements or arrangements), including, without limitation, any derivative, swap, hedge, repurchase or so-called “stock borrowing” agreement or arrangement, the purpose or effect of which is to, directly or indirectly: (a) give a person or entity economic benefit and/or risk similar to ownership of shares of any class or series of capital stock of the Corporation, in whole or in part, including due to the fact that such transaction, agreement or arrangement provides, directly or indirectly, the opportunity to profit or avoid a loss from any increase or decrease in the value of any shares of any class or series of capital stock of the Corporation, (b) mitigate loss to, reduce the economic risk of or manage the risk of share price changes for, any person or entity with respect to any shares of any class or series of capital stock of the Corporation, (c) otherwise provide in any manner the opportunity to profit or avoid a loss from any decrease in the value of any shares of any class or series of capital stock of the Corporation, or (d) increase or decrease the voting power of any person or entity with respect to any shares of any class or series of capital stock of the Corporation.

(3) A stockholder providing Timely Notice of nominations or business proposed to be brought before an Annual Meeting shall further update and supplement such notice, if necessary, so that the information (including, without limitation, the Material Ownership Interests information) provided or required to be provided in such notice pursuant to this By-law shall be true and correct as of the record date for the meeting and as of the date that is ten (10) business days prior to such Annual Meeting, and such update and supplement shall be received by the Secretary at the principal executive offices of the Corporation not later than the close of business on the fifth (5th) business day after the record date for the Annual Meeting (in the case of the update and supplement required to be made as of the record date), and not later than the close of business on the eighth (8th) business day prior to the date of the Annual Meeting (in the case of the update and supplement required to be made as of ten (10) business days prior to the meeting).

(4) Notwithstanding anything in the second sentence of Article I, Section 2(a)(2) of this By-law to the contrary, in the event that the number of directors to be elected to the Board of Directors of the Corporation is increased and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board of Directors made by the Corporation at least ten (10) days before the last day a stockholder may deliver a notice of nomination in accordance with the second sentence of Article I, Section 2(a)(2), a stockholder’s notice required by this By-law shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be received by the Secretary of the Corporation not later than the close of business on the tenth (10th) day following the day on which such public announcement is first made by the Corporation.

(b) General.

(1) Only such persons who are nominated in accordance with the provisions of this By-law shall be eligible for election and to serve as directors and only such business shall be conducted at an Annual Meeting as shall have been brought before the meeting in accordance with the provisions of this By-law or in accordance with Rule 14a-8 under the Exchange Act. The Board of Directors or a designated committee thereof shall have the power to determine whether a nomination or any business proposed to be brought

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before the meeting was made in accordance with the provisions of this By-law. If neither the Board of Directors nor such designated committee makes a determination as to whether any stockholder proposal or nomination was made in accordance with the provisions of this By-law, the presiding officer of the Annual Meeting shall have the power and duty to determine whether the stockholder proposal or nomination was made in accordance with the provisions of this By-law. If the Board of Directors or a designated committee thereof or the presiding officer, as applicable, determines that any stockholder proposal or nomination was not made in accordance with the provisions of this By-law, such proposal or nomination shall be disregarded and shall not be presented for action at the Annual Meeting.

(2) Except as otherwise required by law, nothing in this Article I, Section 2 shall obligate the Corporation or the Board of Directors to include in any proxy statement or other stockholder communication distributed on behalf of the Corporation or the Board of Directors information with respect to any nominee for director or any other matter of business submitted by a stockholder.

(3) Notwithstanding the foregoing provisions of this Article I, Section 2, if the nominating or proposing stockholder (or a qualified representative of the stockholder) does not appear at the Annual Meeting to present a nomination or any business, such nomination or business shall be disregarded, notwithstanding that proxies in respect of such vote may have been received by the Corporation. For purposes of this Article I, Section 2, to be considered a qualified representative of the proposing stockholder, a person must be authorized by a written instrument executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting of stockholders and such person must produce such written instrument or electronic transmission, or a reliable reproduction of the written instrument or electronic transmission, to the presiding officer at the meeting of stockholders.

(4) For purposes of this By-law, “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

(5) Notwithstanding the foregoing provisions of this By-law, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this By-law. Nothing in this By-law shall be deemed to affect any rights of (i) stockholders to have proposals included in the Corporation’s proxy statement pursuant to Rule 14a-8 (or any successor rule), as applicable, under the Exchange Act and, to the extent required by such rule, have such proposals considered and voted on at an Annual Meeting or (ii) the holders of any series of Undesignated Preferred Stock to elect directors under specified circumstances.

SECTION 3. Special Meetings. Except as otherwise required by statute and subject to the rights, if any, of the holders of any series of Undesignated Preferred Stock, special meetings of the stockholders of the Corporation may be called only by the Board of Directors acting pursuant to a resolution approved by the affirmative vote of a majority of the Directors then in office. The Board of Directors may postpone or reschedule any previously scheduled special meeting of stockholders. Only those matters set forth in the notice of the special meeting may be considered or acted upon at a special meeting of stockholders of the Corporation. Nominations of persons for election to the Board of Directors of the Corporation and stockholder proposals of other business shall not be brought before a special meeting of stockholders to be considered by the stockholders unless such special meeting is held in lieu of an annual meeting of stockholders in accordance with Article I, Section 1 of these By-laws, in which case such special meeting in lieu thereof shall be deemed an Annual Meeting for purposes of these By-laws and the provisions of Article I, Section 2 of these By-laws shall govern such special meeting.

SECTION 4. Notice of Meetings; Adjournments.

(a) A notice of each Annual Meeting stating the hour, date and place, if any, of such Annual Meeting and the means of remote communication, if any, by which stockholders and proxyholders may be deemed to be

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present in person and vote at such meeting, shall be given not less than ten (10) days nor more than sixty (60) days before the Annual Meeting, to each stockholder entitled to vote thereat by delivering such notice to such stockholder or by mailing it, postage prepaid, addressed to such stockholder at the address of such stockholder as it appears on the Corporation’s stock transfer books. Without limiting the manner by which notice may otherwise be given to stockholders, any notice to stockholders may be given by electronic transmission in the manner provided in Section 232 of the Delaware General Corporation Law (“DGCL”).

(b) Notice of all special meetings of stockholders shall be given in the same manner as provided for Annual Meetings, except that the notice of all special meetings shall state the purpose or purposes for which the meeting has been called.

(c) Notice of an Annual Meeting or special meeting of stockholders need not be given to a stockholder if a waiver of notice is executed, or waiver of notice by electronic transmission is provided, before or after such meeting by such stockholder or if such stockholder attends such meeting, unless such attendance is for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting was not lawfully called or convened.

(d) The Board of Directors may postpone and reschedule any previously scheduled Annual Meeting or special meeting of stockholders and any record date with respect thereto, regardless of whether any notice or public disclosure with respect to any such meeting has been sent or made pursuant to Section 2 of this Article I of these By-laws or otherwise. In no event shall the public announcement of an adjournment, postponement or rescheduling of any previously scheduled meeting of stockholders commence a new time period for the giving of a stockholder’s notice under this Article I of these By-laws.

(e) When any meeting is convened, the presiding officer may adjourn the meeting if (i) no quorum is present for the transaction of business, (ii) the Board of Directors determines that adjournment is necessary or appropriate to enable the stockholders to consider fully information which the Board of Directors determines has not been made sufficiently or timely available to stockholders, or (iii) the Board of Directors determines that adjournment is otherwise in the best interests of the Corporation. When any Annual Meeting or special meeting of stockholders is adjourned to another hour, date or place, notice need not be given of the adjourned meeting other than an announcement at the meeting at which the adjournment is taken of the hour, date and place, if any, to which the meeting is adjourned and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting; provided, however, that if the adjournment is for more than thirty (30) days from the meeting date, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting shall be given to each stockholder of record entitled to vote thereat and each stockholder who, by law or under the Certificate of Incorporation of the Corporation (as the same may hereafter be amended and/or restated, the “Certificate”) or these By-laws, is entitled to such notice.

SECTION 5. Quorum. A majority of the shares entitled to vote, present in person or represented by proxy, shall constitute a quorum at any meeting of stockholders. If less than a quorum is present at a meeting, the holders of voting stock representing a majority of the voting power present at the meeting or the presiding officer may adjourn the meeting from time to time, and the meeting may be held as adjourned without further notice, except as provided in Section 4 of this Article I. At such adjourned meeting at which a quorum is present, any business may be transacted which might have been transacted at the meeting as originally noticed. The stockholders present at a duly constituted meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

SECTION 6. Voting and Proxies. Stockholders shall have one vote for each share of stock entitled to vote owned by them of record according to the stock ledger of the Corporation as of the record date, unless otherwise provided by law or by the Certificate. Stockholders may vote either (i) in person, (ii) by written proxy or (iii) by

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a transmission permitted by Section 212(c) of the DGCL. Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission permitted by Section 212(c) of the DGCL may be substituted for or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission. Proxies shall be filed in accordance with the procedures established for the meeting of stockholders. Except as otherwise limited therein or as otherwise provided by law, proxies authorizing a person to vote at a specific meeting shall entitle the persons authorized thereby to vote at any adjournment of such meeting, but they shall not be valid after final adjournment of such meeting. A proxy with respect to stock held in the name of two or more persons shall be valid if executed by or on behalf of any one of them unless at or prior to the exercise of the proxy the Corporation receives a specific written notice to the contrary from any one of them.

SECTION 7. Action at Meeting. When a quorum is present at any meeting of stockholders, any matter before any such meeting (other than an election of a director or directors) shall be decided by a majority of the votes properly cast for and against such matter, except where a larger vote is required by law, by the Certificate or by these By-laws. Any election of directors by stockholders shall be determined by a plurality of the votes properly cast on the election of directors.

SECTION 8. Stockholder Lists. The Secretary or an Assistant Secretary (or the Corporation’s transfer agent or other person authorized by these By-laws or by law) shall prepare and make, at least ten (10) days before every Annual Meeting or special meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for a period of at least ten (10) days prior to the meeting in the manner provided by law. The list shall also be open to the examination of any stockholder during the whole time of the meeting as provided by law.

SECTION 9. Presiding Officer. The Board of Directors shall designate a representative to preside over all Annual Meetings or special meetings of stockholders, provide that if the Board of Directors does not so designate such a presiding officer, then the Chairman of the Board, if one is elected, shall preside over such meetings. If the Board of Directors does not so designate such a presiding officer and there is no Chairman of the Board or the Chairman of the Board is unable to so preside or is absent, then the Chief Executive Officer, if one is elected, shall preside over such meetings, provided further that if there is no Chief Executive Officer or the Chief Executive Officer is unable to so preside or is absent, then the President shall preside over such meetings. The presiding officer at any Annual Meeting or special meeting of stockholders shall have the power, among other things, to adjourn such meeting at any time and from time to time, subject to Sections 4 and 5 of this Article I. The order of business and all other matters of procedure at any meeting of the stockholders shall be determined by the presiding officer.

SECTION 10. Inspectors of Elections. The Corporation shall, in advance of any meeting of stockholders, appoint one or more inspectors to act at the meeting and make a written report thereof. The Corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of stockholders, the presiding officer shall appoint one or more inspectors to act at the meeting. Any inspector may, but need not, be an officer, employee or agent of the Corporation. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspectors shall perform such duties as are required by the DGCL, including the counting of all votes and ballots. The inspectors may appoint or retain other persons or entities to assist the inspectors in the performance of the duties of the inspectors. The presiding officer may review all determinations made by the inspectors, and in so doing the presiding officer shall be entitled to exercise his or her sole judgment and discretion and he or she shall not be bound by any determinations made by the inspectors. All determinations by the inspectors and, if applicable, the presiding officer, shall be subject to further review by any court of competent jurisdiction.

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SECTION 11. Action Without Meeting.

(a) Unless otherwise provided in the Certificate, any action required by statute to be taken at any annual or special meeting of the stockholders, or any action which may be taken at any annual or special meeting of the stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, or by electronic transmission setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

(b) Every written consent or electronic transmission shall bear the date of signature of each stockholder who signs the consent, and no written consent or electronic transmission shall be effective to take the corporate action referred to therein unless, within sixty (60) days of the earliest dated consent delivered to the corporation in the manner herein required, written consents or electronic transmissions signed by a sufficient number of stockholders to take action are delivered to the corporation by delivery to its registered office in the State of Delaware, its principal place of business or an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to a corporation’s registered office shall be by hand or by certified or registered mail, return receipt requested.

(c) Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing or by electronic transmission and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for such meeting had been the date that written consents signed by a sufficient number of stockholders to take action were delivered to the corporation as provided in Section 228(a) of the DGCL. If the action which is consented to is such as would have required the filing of a certificate under any section of the DGCL if such action had been voted on by stockholders at a meeting thereof, then the certificate filed under such section shall state, in lieu of any statement required by such section concerning any vote of stockholders, that written consent has been given in accordance with Section 228 of the DGCL.

(d) An electronic transmission consenting to an action to be taken and transmitted by a stockholder or proxy holder, shall be deemed to be written, signed and dated for the purposes of this section, provided that any such electronic transmission sets forth or is delivered with information from which the corporation can determine (i) that the electronic transmission was transmitted by the stockholder or proxy holder or by a person or persons authorized to act for the stockholder and (ii) the date on which such stockholder or proxy holder or authorized person or persons transmitted such electronic transmission. The date on which such electronic transmission is transmitted shall be deemed to be the date on which such consent was signed. No consent given by electronic transmission shall be deemed to have been delivered until such consent is reproduced in paper form and until such paper form shall be delivered to the corporation by delivery to its registered office in the state of Delaware, its principal place of business or an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to a corporation’s registered office shall be made by hand or by certified or registered mail, return receipt requested. Notwithstanding the foregoing limitations on delivery, consents given by electronic transmission may be otherwise delivered to the principal place of business of the corporation or to an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded if, to the extent and in the manner provided by resolution of the board of directors of the corporation. Any copy, facsimile or other reliable reproduction of a consent in writing may be substituted or used in lieu of the original writing for any and all purposes for which the original writing could be used, provided that such copy, facsimile or other reproduction shall be a complete reproduction of the entire original writing.

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ARTICLE II

Directors

SECTION 1. Powers. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors except as otherwise provided by the Certificate or required by law.

SECTION 2. Number and Terms. The number of directors of the Corporation shall be fixed solely and exclusively by resolution duly adopted from time to time by the Board of Directors. The directors shall hold office in the manner provided in the Certificate.

SECTION 3. Qualification. No director need be a stockholder of the Corporation.

SECTION 4. Vacancies. Vacancies in the Board of Directors shall be filled in the manner provided in the Certificate.

SECTION 5. Removal. Directors may be removed from office only in the manner provided in the Certificate.

SECTION 6. Resignation. A director may resign at any time by giving written notice to the Chairman of the Board, if one is elected, the President or the Secretary. A resignation shall be effective upon receipt, unless the resignation otherwise provides.

SECTION 7. Regular Meetings. The regular annual meeting of the Board of Directors shall be held, without notice other than this Section 7, on the same date and at the same place as the Annual Meeting following the close of such meeting of stockholders. Other regular meetings of the Board of Directors may be held at such hour, date and place as the Board of Directors may by resolution from time to time determine and publicize by means of reasonable notice given to any director who is not present at the meeting at which such resolution is adopted.

SECTION 8. Special Meetings. Special meetings of the Board of Directors may be called, orally or in writing, by or at the request of a majority of the directors, the Chairman of the Board, if one is elected, or the President. The person calling any such special meeting of the Board of Directors may fix the hour, date and place thereof.

SECTION 9. Notice of Meetings. Notice of the hour, date and place of all special meetings of the Board of Directors shall be given to each director by the Secretary or an Assistant Secretary, or in case of the death, absence, incapacity or refusal of such persons, by the Chairman of the Board, if one is elected, or the President or such other officer designated by the Chairman of the Board, if one is elected, or the President. Notice of any special meeting of the Board of Directors shall be given to each director in person, by telephone, or by facsimile, electronic mail or other form of electronic communication, sent to his or her business or home address, at least twenty-four (24) hours in advance of the meeting, or by written notice mailed to his or her business or home address, at least forty-eight (48) hours in advance of the meeting. Such notice shall be deemed to be delivered when hand-delivered to such address, read to such director by telephone, deposited in the mail so addressed, with postage thereon prepaid if mailed, dispatched or transmitted if sent by facsimile transmission or by electronic mail or other form of electronic communications. A written waiver of notice signed before or after a meeting by a director and filed with the records of the meeting shall be deemed to be equivalent to notice of the meeting. The attendance of a director at a meeting shall constitute a waiver of notice of such meeting, except where a director attends a meeting for the express purpose of objecting at the beginning of the meeting to the transaction of any business because such meeting is not lawfully called or convened. Except as otherwise required by law, by the Certificate or by these By-laws, neither the business to be transacted at, nor the purpose of, any meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting.

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SECTION 10. Quorum. At any meeting of the Board of Directors, a majority of the total number of directors shall constitute a quorum for the transaction of business, but if less than a quorum is present at a meeting, a majority of the directors present may adjourn the meeting from time to time, and the meeting may be held as adjourned without further notice. Any business which might have been transacted at the meeting as originally noticed may be transacted at such adjourned meeting at which a quorum is present. For purposes of this section, the total number of directors includes any unfilled vacancies on the Board of Directors.

SECTION 11. Action at Meeting. At any meeting of the Board of Directors at which a quorum is present, the vote of a majority of the directors present shall constitute action by the Board of Directors, unless otherwise required by law, by the Certificate or by these By-laws.

SECTION 12. Action by Consent. Any action required or permitted to be taken at any meeting of the Board of Directors may be taken without a meeting if all members of the Board of Directors consent thereto in writing or by electronic transmission and the writing or writings or electronic transmission or transmissions are filed with the records of the meetings of the Board of Directors. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form. Such consent shall be treated as a resolution of the Board of Directors for all purposes.

SECTION 13. Manner of Participation. Directors may participate in meetings of the Board of Directors by means of conference telephone or other communications equipment by means of which all directors participating in the meeting can hear each other, and participation in a meeting in accordance herewith shall constitute presence in person at such meeting for purposes of these By-laws.

SECTION 14. Presiding Director. The Board of Directors shall designate a representative to preside over all meetings of the Board of Directors, provided that if the Board of Directors does not so designate such a presiding director or such designated presiding director is unable to so preside or is absent, then the Chairman of the Board, if one is elected, shall preside over all meetings of the Board of Directors. If both the designated presiding director, if one is so designated, and the Chairman of the Board, if one is elected, are unable to preside or are absent, the Board of Directors shall designate an alternate representative to preside over a meeting of the Board of Directors.

SECTION 15. Committees. The Board of Directors, by vote of a majority of the directors then in office, may elect one or more committees, including, without limitation, a Compensation Committee, a Nominating & Corporate Governance Committee and an Audit Committee, and may delegate thereto some or all of its powers except those which by law, by the Certificate or by these By-laws may not be delegated. Except as the Board of Directors may otherwise determine, any such committee may make rules for the conduct of its business, but unless otherwise provided by the Board of Directors or in such rules, its business shall be conducted so far as possible in the same manner as is provided by these By-laws for the Board of Directors. All members of such committees shall hold such offices at the pleasure of the Board of Directors. The Board of Directors may abolish any such committee at any time. Any committee to which the Board of Directors delegates any of its powers or duties shall keep records of its meetings and shall report its action to the Board of Directors.

SECTION 16. Compensation of Directors. Directors shall receive such compensation for their services as shall be determined by a majority of the Board of Directors, or a designated committee thereof, provided that directors who are serving the Corporation as employees and who receive compensation for their services as such, shall not receive any salary or other compensation for their services as directors of the Corporation.

ARTICLE III

Officers

SECTION 1. Enumeration. The officers of the Corporation shall consist of a President, a Treasurer, a Secretary and such other officers, including, without limitation, a Chairman of the Board of Directors, a Chief

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Executive Officer and one or more Vice Presidents (including Executive Vice Presidents or Senior Vice Presidents), Assistant Vice Presidents, Assistant Treasurers and Assistant Secretaries, as the Board of Directors may determine.

SECTION 2. Election. At the regular annual meeting of the Board of Directors following the Annual Meeting, the Board of Directors shall elect the President, the Treasurer and the Secretary. Other officers may be elected by the Board of Directors at such regular annual meeting of the Board of Directors or at any other regular or special meeting.

SECTION 3. Qualification. No officer need be a stockholder or a director. Any person may occupy more than one office of the Corporation at any time.

SECTION 4. Tenure. Except as otherwise provided by the Certificate or by these By-laws, each of the officers of the Corporation shall hold office until the regular annual meeting of the Board of Directors following the next Annual Meeting and until his or her successor is elected and qualified or until his or her earlier resignation or removal.

SECTION 5. Resignation. Any officer may resign by delivering his or her written resignation to the Corporation addressed to the President or the Secretary, and such resignation shall be effective upon receipt, unless the resignation otherwise provides.

SECTION 6. Removal. Except as otherwise provided by law, the Board of Directors may remove any officer with or without cause by the affirmative vote of a majority of the directors then in office.

SECTION 7. Absence or Disability. In the event of the absence or disability of any officer, the Board of Directors may designate another officer to act temporarily in place of such absent or disabled officer.

SECTION 8. Vacancies. Any vacancy in any office may be filled for the unexpired portion of the term by the Board of Directors.

SECTION 9. President. The President shall, subject to the direction of the Board of Directors, have such powers and shall perform such duties as the Board of Directors may from time to time designate.

SECTION 10. Chairman of the Board. The Chairman of the Board, if one is elected, shall have such powers and shall perform such duties as the Board of Directors may from time to time designate.

SECTION 11. Chief Executive Officer. The Chief Executive Officer, if one is elected, shall have such powers and shall perform such duties as the Board of Directors may from time to time designate.

SECTION 12. Vice Presidents and Assistant Vice Presidents. Any Vice President (including any Executive Vice President or Senior Vice President) and any Assistant Vice President shall have such powers and shall perform such duties as the Board of Directors or the Chief Executive Officer may from time to time designate.

SECTION 13. Treasurer and Assistant Treasurers. The Treasurer shall, subject to the direction of the Board of Directors and except as the Board of Directors or the Chief Executive Officer may otherwise provide, have general charge of the financial affairs of the Corporation and shall cause to be kept accurate books of account. The Treasurer shall have custody of all funds, securities, and valuable documents of the Corporation. He or she shall have such other duties and powers as may be designated from time to time by the Board of Directors or the Chief Executive Officer. Any Assistant Treasurer shall have such powers and perform such duties as the Board of Directors or the Chief Executive Officer may from time to time designate.

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SECTION 14. Secretary and Assistant Secretaries. The Secretary shall record all the proceedings of the meetings of the stockholders and the Board of Directors (including committees of the Board of Directors) in books kept for that purpose. In his or her absence from any such meeting, a temporary secretary chosen at the meeting shall record the proceedings thereof. The Secretary shall have charge of the stock ledger (which may, however, be kept by any transfer or other agent of the Corporation). The Secretary shall have custody of the seal of the Corporation, and the Secretary, or an Assistant Secretary shall have authority to affix it to any instrument requiring it, and, when so affixed, the seal may be attested by his or her signature or that of an Assistant Secretary. The Secretary shall have such other duties and powers as may be designated from time to time by the Board of Directors or the Chief Executive Officer. In the absence of the Secretary, any Assistant Secretary may perform his or her duties and responsibilities. Any Assistant Secretary shall have such powers and perform such duties as the Board of Directors or the Chief Executive Officer may from time to time designate.

SECTION 15. Other Powers and Duties. Subject to these By-laws and to such limitations as the Board of Directors may from time to time prescribe, the officers of the Corporation shall each have such powers and duties as generally pertain to their respective offices, as well as such powers and duties as from time to time may be conferred by the Board of Directors or the Chief Executive Officer.

ARTICLE IV

Capital Stock

SECTION 1. Certificates of Stock. Each stockholder shall be entitled to a certificate of the capital stock of the Corporation in such form as may from time to time be prescribed by the Board of Directors. Such certificate shall be signed by the Chairman of the Board, the President or a Vice President and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary. The Corporation seal and the signatures by the Corporation’s officers, the transfer agent or the registrar may be facsimiles. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed on such certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he or she were such officer, transfer agent or registrar at the time of its issue. Every certificate for shares of stock which are subject to any restriction on transfer and every certificate issued when the Corporation is authorized to issue more than one class or series of stock shall contain such legend with respect thereto as is required by law. Notwithstanding anything to the contrary provided in these Bylaws, the Board of Directors of the Corporation may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares (except that the foregoing shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation), and by the approval and adoption of these Bylaws the Board of Directors has determined that all classes or series of the Corporation’s stock may be uncertificated, whether upon original issuance, re-issuance, or subsequent transfer.

SECTION 2. Transfers. Subject to any restrictions on transfer and unless otherwise provided by the Board of Directors, shares of stock that are represented by a certificate may be transferred on the books of the Corporation by the surrender to the Corporation or its transfer agent of the certificate theretofore properly endorsed or accompanied by a written assignment or power of attorney properly executed, with transfer stamps (if necessary) affixed, and with such proof of the authenticity of signature as the Corporation or its transfer agent may reasonably require. Shares of stock that are not represented by a certificate may be transferred on the books of the Corporation by submitting to the Corporation or its transfer agent such evidence of transfer and following such other procedures as the Corporation or its transfer agent may require.

SECTION 3. Record Holders. Except as may otherwise be required by law, by the Certificate or by these By-laws, the Corporation shall be entitled to treat the record holder of stock as shown on its books as the owner of such stock for all purposes, including the payment of dividends and the right to vote with respect thereto, regardless of any transfer, pledge or other disposition of such stock, until the shares have been transferred on the books of the Corporation in accordance with the requirements of these By-laws.

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SECTION 4. Record Date. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date: (a) in the case of determination of stockholders entitled to vote at any meeting of stockholders, shall, unless otherwise required by law, not be more than sixty (60) nor less than ten (10) days before the date of such meeting and (b) in the case of any other action, shall not be more than sixty (60) days prior to such other action. If no record date is fixed: (i) the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; and (ii) the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

SECTION 5. Replacement of Certificates. In case of the alleged loss, destruction or mutilation of a certificate of stock of the Corporation, a duplicate certificate may be issued in place thereof, upon such terms as the Board of Directors may prescribe.

ARTICLE V

Indemnification

SECTION 1. Definitions. For purposes of this Article:

(a) “Corporate Status” describes the status of a person who is serving or has served (i) as a Director of the Corporation, (ii) as an Officer of the Corporation, (iii) as a Non-Officer Employee of the Corporation, or (iv) as a director, partner, trustee, officer, employee or agent of any other corporation, partnership, limited liability company, joint venture, trust, employee benefit plan, foundation, association, organization or other legal entity which such person is or was serving at the request of the Corporation. For purposes of this Section 1(a), a Director, Officer or Non-Officer Employee of the Corporation who is serving or has served as a director, partner, trustee, officer, employee or agent of a Subsidiary shall be deemed to be serving at the request of the Corporation. Notwithstanding the foregoing, “Corporate Status” shall not include the status of a person who is serving or has served as a director, officer, employee or agent of a constituent corporation absorbed in a merger or consolidation transaction with the Corporation with respect to such person’s activities prior to said transaction, unless specifically authorized by the Board of Directors or the stockholders of the Corporation;

(b) “Director” means any person who serves or has served the Corporation as a director on the Board of Directors of the Corporation;

(c) “Disinterested Director” means, with respect to each Proceeding in respect of which indemnification is sought hereunder, a Director of the Corporation who is not and was not a party to such Proceeding;

(d) “Expenses” means all attorneys’ fees, retainers, court costs, transcript costs, fees of expert witnesses, private investigators and professional advisors (including, without limitation, accountants and investment bankers), travel expenses, duplicating costs, printing and binding costs, costs of preparation of demonstrative evidence and other courtroom presentation aids and devices, costs incurred in connection with document review, organization, imaging and computerization, telephone charges, postage, delivery service fees, and all other disbursements, costs or expenses of the type customarily incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating, being or preparing to be a witness in, settling or otherwise participating in, a Proceeding;

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(e) “Liabilities” means judgments, damages, liabilities, losses, penalties, excise taxes, fines and amounts paid in settlement;

(f) “Non-Officer Employee” means any person who serves or has served as an employee or agent of the Corporation, but who is not or was not a Director or Officer;

(g) “Officer” means any person who serves or has served the Corporation as an officer of the Corporation appointed by the Board of Directors of the Corporation;

(h) “Proceeding” means any threatened, pending or completed action, suit, arbitration, alternate dispute resolution mechanism, inquiry, investigation, administrative hearing or other proceeding, whether civil, criminal, administrative, arbitrative or investigative; and

(i) “Subsidiary” shall mean any corporation, partnership, limited liability company, joint venture, trust or other entity of which the Corporation owns (either directly or through or together with another Subsidiary of the Corporation) either (i) a general partner, managing member or other similar interest or (ii) (A) fifty percent (50%) or more of the voting power of the voting capital equity interests of such corporation, partnership, limited liability company, joint venture or other entity, or (B) fifty percent (50%) or more of the outstanding voting capital stock or other voting equity interests of such corporation, partnership, limited liability company, joint venture or other entity.

SECTION 2. Indemnification of Directors and Officers.

(a) Subject to the operation of Section 4 of this Article V of these By-laws, each Director and Officer shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the DGCL, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than such law permitted the Corporation to provide prior to such amendment), and to the extent authorized in this Section 2.

(1) Actions, Suits and Proceedings Other than By or In the Right of the Corporation. Each Director and Officer shall be indemnified and held harmless by the Corporation against any and all Expenses and Liabilities that are incurred or paid by such Director or Officer or on such Director’s or Officer’s behalf in connection with any Proceeding or any claim, issue or matter therein (other than an action by or in the right of the Corporation), which such Director or Officer is, or is threatened to be made, a party to or participant in by reason of such Director’s or Officer’s Corporate Status, if such Director or Officer acted in good faith and in a manner such Director or Officer reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal proceeding, had no reasonable cause to believe his or her conduct was unlawful.

(2) Actions, Suits and Proceedings By or In the Right of the Corporation. Each Director and Officer shall be indemnified and held harmless by the Corporation against any and all Expenses that are incurred by such Director or Officer or on such Director’s or Officer’s behalf in connection with any Proceeding or any claim, issue or matter therein by or in the right of the Corporation, which such Director or Officer is, or is threatened to be made, a party to or participant in by reason of such Director’s or Officer’s Corporate Status, if such Director or Officer acted in good faith and in a manner such Director or Officer reasonably believed to be in or not opposed to the best interests of the Corporation; provided, however, that no indemnification shall be made under this Section 2(a)(2) in respect of any claim, issue or matter as to which such Director or Officer shall have been finally adjudged by a court of competent jurisdiction to be liable to the Corporation, unless, and only to the extent that, the Court of Chancery or another court in which such Proceeding was brought shall determine upon application that, despite adjudication of liability, but in view of all the circumstances of the case, such Director or Officer is fairly and reasonably entitled to indemnification for such Expenses that such court deems proper.

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(3) Survival of Rights. The rights of indemnification provided by this Section 2 shall continue as to a Director or Officer after he or she has ceased to be a Director or Officer and shall inure to the benefit of his or her heirs, executors, administrators and personal representatives.

(4) Actions by Directors or Officers. Notwithstanding the foregoing, the Corporation shall indemnify any Director or Officer seeking indemnification in connection with a Proceeding initiated by such Director or Officer only if such Proceeding (including any parts of such Proceeding not initiated by such Director or Officer) was authorized in advance by the Board of Directors of the Corporation, unless such Proceeding was brought to enforce such Officer’s or Director’s rights to indemnification or, in the case of Directors, advancement of Expenses under these By-laws in accordance with the provisions set forth herein.

SECTION 3. Indemnification of Non-Officer Employees. Subject to the operation of Section 4 of this Article V of these By-laws, each Non-Officer Employee may, in the discretion of the Board of Directors of the Corporation, be indemnified by the Corporation to the fullest extent authorized by the DGCL, as the same exists or may hereafter be amended, against any or all Expenses and Liabilities that are incurred by such Non-Officer Employee or on such Non-Officer Employee’s behalf in connection with any threatened, pending or completed Proceeding, or any claim, issue or matter therein, which such Non-Officer Employee is, or is threatened to be made, a party to or participant in by reason of such Non-Officer Employee’s Corporate Status, if such Non-Officer Employee acted in good faith and in a manner such Non-Officer Employee reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal proceeding, had no reasonable cause to believe his or her conduct was unlawful. The rights of indemnification provided by this Section 3 shall exist as to a Non-Officer Employee after he or she has ceased to be a Non-Officer Employee and shall inure to the benefit of his or her heirs, personal representatives, executors and administrators. Notwithstanding the foregoing, the Corporation may indemnify any Non-Officer Employee seeking indemnification in connection with a Proceeding initiated by such Non-Officer Employee only if such Proceeding was authorized in advance by the Board of Directors of the Corporation.

SECTION 4. Determination. Unless ordered by a court, no indemnification shall be provided pursuant to this Article V to a Director, to an Officer or to a Non-Officer Employee unless a determination shall have been made that such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal Proceeding, such person had no reasonable cause to believe his or her conduct was unlawful. Such determination shall be made by (a) a majority vote of the Disinterested Directors, even though less than a quorum of the Board of Directors, (b) a committee comprised of Disinterested Directors, such committee having been designated by a majority vote of the Disinterested Directors (even though less than a quorum), (c) if there are no such Disinterested Directors, or if a majority of Disinterested Directors so directs, by independent legal counsel in a written opinion, or (d) by the stockholders of the Corporation.

SECTION 5. Advancement of Expenses to Directors Prior to Final Disposition.

(a) The Corporation shall advance all Expenses incurred by or on behalf of any Director in connection with any Proceeding in which such Director is involved by reason of such Director’s Corporate Status within thirty (30) days after the receipt by the Corporation of a written statement from such Director requesting such advance or advances from time to time, whether prior to or after final disposition of such Proceeding. Such statement or statements shall reasonably evidence the Expenses incurred by such Director and shall be preceded or accompanied by an undertaking by or on behalf of such Director to repay any Expenses so advanced if it shall ultimately be determined that such Director is not entitled to be indemnified against such Expenses. Notwithstanding the foregoing, the Corporation shall advance all Expenses incurred by or on behalf of any Director seeking advancement of expenses hereunder in connection with a Proceeding initiated by such Director only if such Proceeding (including any parts of such Proceeding not initiated by such Director) was (i) authorized by the Board of Directors of the Corporation, or (ii) brought to enforce such Director’s rights to indemnification or advancement of Expenses under these By-laws.

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(b) If a claim for advancement of Expenses hereunder by a Director is not paid in full by the Corporation within thirty (30) days after receipt by the Corporation of documentation of Expenses and the required undertaking, such Director may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and if successful in whole or in part, such Director shall also be entitled to be paid the expenses of prosecuting such claim. The failure of the Corporation (including its Board of Directors or any committee thereof, independent legal counsel, or stockholders) to make a determination concerning the permissibility of such advancement of Expenses under this Article V shall not be a defense to an action brought by a Director for recovery of the unpaid amount of an advancement claim and shall not create a presumption that such advancement is not permissible. The burden of proving that a Director is not entitled to an advancement of expenses shall be on the Corporation.

(c) In any suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final adjudication that the Director has not met any applicable standard for indemnification set forth in the DGCL.

SECTION 6. Advancement of Expenses to Officers and Non-Officer Employees Prior to Final Disposition.

(a) The Corporation may, at the discretion of the Board of Directors of the Corporation, advance any or all Expenses incurred by or on behalf of any Officer or any Non-Officer Employee in connection with any Proceeding in which such person is involved by reason of his or her Corporate Status as an Officer or Non-Officer Employee upon the receipt by the Corporation of a statement or statements from such Officer or Non-Officer Employee requesting such advance or advances from time to time, whether prior to or after final disposition of such Proceeding. Such statement or statements shall reasonably evidence the Expenses incurred by such Officer or Non-Officer Employee and shall be preceded or accompanied by an undertaking by or on behalf of such person to repay any Expenses so advanced if it shall ultimately be determined that such Officer or Non-Officer Employee is not entitled to be indemnified against such Expenses.

(b) In any suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final adjudication that the Officer or Non-Officer Employee has not met any applicable standard for indemnification set forth in the DGCL.

SECTION 7. Contractual Nature of Rights.

(a) The provisions of this Article V shall be deemed to be a contract between the Corporation and each Director and Officer entitled to the benefits hereof at any time while this Article V is in effect, in consideration of such person’s past or current and any future performance of services for the Corporation. Neither amendment, repeal or modification of any provision of this Article V nor the adoption of any provision of the Certificate of Incorporation inconsistent with this Article V shall eliminate or reduce any right conferred by this Article V in respect of any act or omission occurring, or any cause of action or claim that accrues or arises or any state of facts existing, at the time of or before such amendment, repeal, modification or adoption of an inconsistent provision (even in the case of a proceeding based on such a state of facts that is commenced after such time), and all rights to indemnification and advancement of Expenses granted herein or arising out of any act or omission shall vest at the time of the act or omission in question, regardless of when or if any proceeding with respect to such act or omission is commenced. The rights to indemnification and to advancement of expenses provided by, or granted pursuant to, this Article V shall continue notwithstanding that the person has ceased to be a director or officer of the Corporation and shall inure to the benefit of the estate, heirs, executors, administrators, legatees and distributes of such person.

(b) If a claim for indemnification hereunder by a Director or Officer is not paid in full by the Corporation within sixty (60) days after receipt by the Corporation of a written claim for indemnification, such Director or Officer may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim, and if successful in whole or in part, such Director or Officer shall also be entitled to be paid the expenses of

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prosecuting such claim. The failure of the Corporation (including its Board of Directors or any committee thereof, independent legal counsel, or stockholders) to make a determination concerning the permissibility of such indemnification under this Article V shall not be a defense to an action brought by a Director or Officer for recovery of the unpaid amount of an indemnification claim and shall not create a presumption that such indemnification is not permissible. The burden of proving that a Director or Officer is not entitled to indemnification shall be on the Corporation.

(c) In any suit brought by a Director or Officer to enforce a right to indemnification hereunder, it shall be a defense that such Director or Officer has not met any applicable standard for indemnification set forth in the DGCL.

SECTION 8. Non-Exclusivity of Rights. The rights to indemnification and to advancement of Expenses set forth in this Article V shall not be exclusive of any other right which any Director, Officer, or Non-Officer Employee may have or hereafter acquire under any statute, provision of the Certificate or these By-laws, agreement, vote of stockholders or Disinterested Directors or otherwise.

SECTION 9. Insurance. The Corporation may maintain insurance, at its expense, to protect itself and any Director, Officer or Non-Officer Employee against any liability of any character asserted against or incurred by the Corporation or any such Director, Officer or Non-Officer Employee, or arising out of any such person’s Corporate Status, whether or not the Corporation would have the power to indemnify such person against such liability under the DGCL or the provisions of this Article V.

SECTION 10. Other Indemnification. The Corporation’s obligation, if any, to indemnify or provide advancement of Expenses to any person under this Article V as a result of such person serving, at the request of the Corporation, as a director, partner, trustee, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise shall be reduced by any amount such person may collect as indemnification or advancement of Expenses from such other corporation, partnership, joint venture, trust, employee benefit plan or enterprise (the “Primary Indemnitor”). Any indemnification or advancement of Expenses under this Article V owed by the Corporation as a result of a person serving, at the request of the Corporation, as a director, partner, trustee, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise shall only be in excess of, and shall be secondary to, the indemnification or advancement of Expenses available from the applicable Primary Indemnitor(s) and any applicable insurance policies.

ARTICLE VI

Miscellaneous Provisions

SECTION 1. Fiscal Year. The fiscal year of the Corporation shall be determined by the Board of Directors.

SECTION 2. Seal. The Board of Directors shall have power to adopt and alter the seal of the Corporation.

SECTION 3. Execution of Instruments. All deeds, leases, transfers, contracts, bonds, notes and other obligations to be entered into by the Corporation in the ordinary course of its business without director action may be executed on behalf of the Corporation by the Chairman of the Board, if one is elected, the President or the Treasurer or any other officer, employee or agent of the Corporation as the Board of Directors or the executive committee of the Board may authorize.

SECTION 4. Voting of Securities. Unless the Board of Directors otherwise provides, the Chairman of the Board, if one is elected, the President or the Treasurer may waive notice of and act on behalf of the Corporation, or appoint another person or persons to act as proxy or attorney in fact for the Corporation with or without discretionary power and/or power of substitution, at any meeting of stockholders or shareholders of any other corporation or organization, any of whose securities are held by the Corporation.

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SECTION 5. Resident Agent. The Board of Directors may appoint a resident agent upon whom legal process may be served in any action or proceeding against the Corporation.

SECTION 6. Corporate Records. The original or attested copies of the Certificate, By-laws and records of all meetings of the incorporators, stockholders and the Board of Directors and the stock transfer books, which shall contain the names of all stockholders, their record addresses and the amount of stock held by each, may be kept outside the State of Delaware and shall be kept at the principal office of the Corporation, at an office of its counsel, at an office of its transfer agent or at such other place or places as may be designated from time to time by the Board of Directors.

SECTION 7. Certificate. All references in these By-laws to the Certificate shall be deemed to refer to the Certificate of Incorporation of the Corporation, as amended and/or restated and in effect from time to time.

SECTION 8. Exclusive Jurisdiction of Delaware Courts. Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim arising pursuant to any provision of the Delaware General Corporation Law or the Certificate or By-laws, or (iv) any action asserting a claim against the Corporation governed by the internal affairs doctrine. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Section 8.

SECTION 9. Amendment of By-laws.

(a) Amendment by Directors. Except as provided otherwise by law, these By-laws may be amended or repealed by the Board of Directors by the affirmative vote of a majority of the directors then in office.

(b) Amendment by Stockholders. These By-laws may be amended or repealed at any Annual Meeting, or special meeting of stockholders called for such purpose in accordance with these By-Laws, by the affirmative vote of at least seventy-five percent (75%) of the outstanding shares entitled to vote on such amendment or repeal, voting together as a single class; provided, however, that if the Board of Directors recommends that stockholders approve such amendment or repeal at such meeting of stockholders, such amendment or repeal shall only require the affirmative vote of the majority of the outstanding shares entitled to vote on such amendment or repeal, voting together as a single class. Notwithstanding the foregoing, stockholder approval shall not be required unless mandated by the Certificate, these By-laws, or other applicable law.

SECTION 10. Notices. If mailed, notice to stockholders shall be deemed given when deposited in the mail, postage prepaid, directed to the stockholder at such stockholder’s address as it appears on the records of the Corporation. Without limiting the manner by which notice otherwise may be given to stockholders, any notice to stockholders may be given by electronic transmission in the manner provided in Section 232 of the DGCL.

SECTION 11. Waivers. A written waiver of any notice, signed by a stockholder or director, or waiver by electronic transmission by such person, whether given before or after the time of the event for which notice is to be given, shall be deemed equivalent to the notice required to be given to such person. Neither the business to be transacted at, nor the purpose of, any meeting need be specified in such a waiver.

Adopted May [●], 2015 and effective as of May [●], 2015.

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ANNEX B

2015 Plan

B-1

AYTU BIOSCIENCE, INC.

2015 STOCK OPTION AND INCENTIVE PLAN

SECTION 1. GENERAL PURPOSE OF THE PLAN; DEFINITIONS

The name of the plan is the Aytu Bioscience, Inc. 2015 Stock Option and Incentive Plan (the “Plan”). The purpose of the Plan is to encourage and enable the officers, employees, Non-Employee Directors and Consultants of Aytu Bioscience, Inc. (the “Company”) and its Subsidiaries upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its businesses to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company’s welfare will assure a closer identification of their interests with those of the Company and its stockholders, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company.

The following terms shall be defined as set forth below:

“Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

“Administrator” means either the Board or the compensation committee of the Board or a similar committee performing the functions of the compensation committee and which is comprised of not less than two Non-Employee Directors who are independent.

“Award” or “Awards,” except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Units, Restricted Stock Awards, Unrestricted Stock Awards, Cash-Based Awards, Performance Share Awards and Dividend Equivalent Rights.

“Award Certificate” means a written or electronic document setting forth the terms and provisions applicable to an Award granted under the Plan. Each Award Certificate is subject to the terms and conditions of the Plan.

“Board” means the Board of Directors of the Company.

“Cash-Based Award” means an Award entitling the recipient to receive a cash-denominated payment.

“Code” means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

“Consultant” means any natural person that provides bona fide services to the Company, and such services are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities.

“Covered Employee” means an employee who is a “Covered Employee” within the meaning of Section 162(m) of the Code.

“Dividend Equivalent Right” means an Award entitling the grantee to receive credits based on cash dividends that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other award to which it relates) if such shares had been issued to and held by the grantee.

“Effective Date” means the date on which the Plan is approved by stockholders as set forth in Section 21.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

“Fair Market Value” of the Stock on any given date means the fair market value of the Stock determined in good faith by the Administrator; provided, however, that if the Stock is admitted to quotation on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”), NASDAQ Global Market or another national securities exchange, the determination shall be made by reference to market quotations. If there are no market quotations for such date, the determination shall be made by reference to the last date preceding such date for which there are market quotations.

“Incentive Stock Option” means any Stock Option designated and qualified as an “incentive stock option” as defined in Section 422 of the Code.

“Non-Employee Director” means a member of the Board who is not also an employee of the Company or any Subsidiary.

“Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

“Option” or “Stock Option” means any option to purchase shares of Stock granted pursuant to Section 5.

“Performance-Based Award” means any Restricted Stock Award, Restricted Stock Units, Performance Share Award or Cash-Based Award granted to a Covered Employee that is intended to qualify as “performance-based compensation” under Section 162(m) of the Code and the regulations promulgated thereunder.

“Performance Criteria” means the criteria that the Administrator selects for purposes of establishing the Performance Goal or Performance Goals for an individual for a Performance Cycle. The Performance Criteria (which shall be applicable to the organizational level specified by the Administrator, including, but not limited to, the Company or a unit, division, group, or Subsidiary of the Company) that will be used to establish Performance Goals are limited to the following: achievement of research and development, publication, clinical and/or regulatory milestones, total shareholder return, earnings before interest, taxes, depreciation and amortization, net income (loss) (either before or after interest, taxes, depreciation and/or amortization), changes in the market price of the Stock, economic value-added, funds from operations or similar measure, sales or revenue, acquisitions or strategic transactions, operating income (loss), cash flow (including, but not limited to, operating cash flow and free cash flow), return on capital, assets, equity, or investment, return on sales, gross or net profit levels, productivity, expense, margins, operating efficiency, customer satisfaction, working capital, earnings (loss) per share of Stock, sales or market shares and number of customers, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group. The Committee may appropriately adjust any evaluation performance under a Performance Criterion to exclude any of the following events that occurs during a Performance Cycle: (i) asset write-downs or impairments, (ii) litigation or claim judgments or settlements, (iii) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reporting results, (iv) accruals for reorganizations and restructuring programs, (v) any extraordinary non-recurring items, including those described in the Financial Accounting Standards Board’s authoritative guidance and/or in management’s discussion and analysis of financial condition of operations appearing the Company’s annual report to stockholders for the applicable year, and (vi) any other extraordinary items adjusted from the Company U.S. GAAP results.

“Performance Cycle” means one or more periods of time, which may be of varying and overlapping durations, as the Administrator may select, over which the attainment of one or more Performance Criteria will be measured for the purpose of determining a grantee’s right to and the payment of a Restricted Stock Award, Restricted Stock Units, Performance Share Award or Cash-Based Award, the vesting and/or payment of which is subject to the attainment of one or more Performance Goals. Each such period shall not be less than 12 months.

“Performance Goals” means, for a Performance Cycle, the specific goals established in writing by the Administrator for a Performance Cycle based upon the Performance Criteria.

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“Performance Share Award” means an Award entitling the recipient to acquire shares of Stock upon the attainment of specified performance goals.

“Restricted Shares” means the shares of Stock underlying a Restricted Stock Award that remain subject to a risk of forfeiture or the Company’s right of repurchase.

“Restricted Stock Award” means an Award of Restricted Shares subject to such restrictions and conditions as the Administrator may determine at the time of grant.

“Restricted Stock Units” means an Award of stock units subject to such restrictions and conditions as the Administrator may determine at the time of grant.

“Sale Event” shall mean (i) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity, (ii) a merger, reorganization or consolidation pursuant to which the holders of the Company’s outstanding voting power and outstanding stock immediately prior to such transaction do not own a majority of the outstanding voting power and outstanding stock or other equity interests of the resulting or successor entity (or its ultimate parent, if applicable) immediately upon completion of such transaction, (iii) the sale of all of the Stock of the Company to an unrelated person, entity or group thereof acting in concert, or (iv) any other transaction in which the owners of the Company’s outstanding voting power immediately prior to such transaction do not own at least a majority of the outstanding voting power of the Company or any successor entity immediately upon completion of the transaction other than as a result of the acquisition of securities directly from the Company.

“Sale Price” means the value as determined by the Administrator of the consideration payable, or otherwise to be received by stockholders, per share of Stock pursuant to a Sale Event.

“Section 409A” means Section 409A of the Code and the regulations and other guidance promulgated thereunder.

“Stock” means the Common Stock, par value $0.0001 per share, of the Company, subject to adjustments pursuant to Section 3.

“Stock Appreciation Right” means an Award entitling the recipient to receive shares of Stock having a value equal to the excess of the Fair Market Value of the Stock on the date of exercise over the exercise price of the Stock Appreciation Right multiplied by the number of shares of Stock with respect to which the Stock Appreciation Right shall have been exercised.

“Subsidiary” means any corporation or other entity (other than the Company) in which the Company has at least a 50 percent interest, either directly or indirectly.

“Ten Percent Owner” means an employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation.

“Unrestricted Stock Award” means an Award of shares of Stock free of any restrictions.

SECTION 2.	ADMINISTRATION OF PLAN; ADMINISTRATOR AUTHORITY TO SELECT GRANTEES AND DETERMINE AWARDS

(a) Administration of Plan. The Plan shall be administered by the Administrator.

(b) Powers of Administrator. The Administrator shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:

(i) to select the individuals to whom Awards may from time to time be granted;

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(ii) to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Restricted Stock Units, Unrestricted Stock Awards, Cash-Based Awards, Performance Share Awards and Dividend Equivalent Rights, or any combination of the foregoing, granted to any one or more grantees;

(iii) to determine the number of shares of Stock to be covered by any Award;

(iv) to determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and grantees, and to approve the forms of Award Certificates;

(v) to accelerate at any time the exercisability or vesting of all or any portion of any Award;

(vi) subject to the provisions of Section 5(c), to extend at any time the period in which Stock Options may be exercised; and

(vii) at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

All decisions and interpretations of the Administrator shall be binding on all persons, including the Company and Plan grantees.

(c) Delegation of Authority to Grant Awards. Subject to applicable law, the Administrator, in its discretion, may delegate to the Chief Executive Officer of the Company all or part of the Administrator’s authority and duties with respect to the granting of Awards to individuals who are (i) not subject to the reporting and other provisions of Section 16 of the Exchange Act and (ii) not Covered Employees. Any such delegation by the Administrator shall include a limitation as to the amount of Stock underlying Awards that may be granted during the period of the delegation and shall contain guidelines as to the determination of the exercise price and the vesting criteria. The Administrator may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Administrator’s delegate or delegates that were consistent with the terms of the Plan.

(d) Award Certificate. Awards under the Plan shall be evidenced by Award Certificates that set forth the terms, conditions and limitations for each Award which may include, without limitation, the term of an Award and the provisions applicable in the event employment or service terminates.

(e) Indemnification. Neither the Board nor the Administrator, nor any member of either or any delegate thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and the members of the Board and the Administrator (and any delegate thereof) shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, reasonable attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under the Company’s articles or bylaws or any directors’ and officers’ liability insurance coverage which may be in effect from time to time and/or any indemnification agreement between such individual and the Company.

(f) Foreign Award Recipients. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and its Subsidiaries operate or have employees or other individuals eligible for Awards, the Administrator, in its sole discretion, shall have the power and authority to: (i) determine which Subsidiaries shall be covered by the Plan; (ii) determine which individuals outside the United States are eligible to participate in the Plan; (iii) modify the terms and conditions of any Award granted to individuals outside the United States to comply with applicable foreign laws; (iv) establish subplans and modify

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exercise procedures and other terms and procedures, to the extent the Administrator determines such actions to be necessary or advisable (and such subplans and/or modifications shall be attached to this Plan as appendices); provided, however, that no such subplans and/or modifications shall increase the share limitations contained in Section 3(a) hereof; and (v) take any action, before or after an Award is made, that the Administrator determines to be necessary or advisable to obtain approval or comply with any local governmental regulatory exemptions or approvals. Notwithstanding the foregoing, the Administrator may not take any actions hereunder, and no Awards shall be granted, that would violate the Exchange Act or any other applicable United States securities law, the Code, or any other applicable United States governing statute or law.

SECTION 3. STOCK ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION

(a) Stock Issuable. The maximum number of shares of Stock reserved and available for issuance under the Plan shall be ten million (10,000,000) shares, subject to adjustment as provided in this Section 3. For purposes of this limitation, the shares of Stock underlying any Awards that are forfeited, canceled, held back upon exercise of an Option or settlement of an Award to cover the exercise price or tax withholding, reacquired by the Company prior to vesting, satisfied without the issuance of Stock or otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under the Plan. In the event the Company repurchases shares of Stock on the open market, such shares shall not be added to the shares of Stock available for issuance under the Plan. Subject to such overall limitations, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award; provided, however, that Stock Options or Stock Appreciation Rights with respect to no more than two million (2,000,000) shares of Stock may be granted to any one individual grantee during any one calendar year period, and no more than ten million (10,000,000) shares of the Stock may be issued in the form of Incentive Stock Options. The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company.

(b) Effect of Awards. The grant of an Award shall be deemed, for purposes of determining the number of shares of Stock available for issuance under Section 3(a), as an Award for one share of Stock for each such share of Stock actually subject to the Award. Any forfeitures, cancellations or other terminations (other than by exercise) of such Awards shall be returned to the reserved pool of shares of Stock under the Plan in the same manner.

(c) Changes in Stock. Subject to Section 3(d) hereof, if, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Company’s capital stock, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, or, if, as a result of any merger or consolidation, sale of all or substantially all of the assets of the Company, the outstanding shares of Stock are converted into or exchanged for securities of the Company or any successor entity (or a parent or subsidiary thereof), the Administrator shall make an appropriate or proportionate adjustment in (i) the maximum number of shares reserved for issuance under the Plan, including the maximum number of shares that may be issued in the form of Incentive Stock Options, (ii) the number of Stock Options or Stock Appreciation Rights that can be granted to any one individual grantee and the maximum number of shares that may be granted under a Performance-Based Award, (iii) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan, (iv) the repurchase price, if any, per share subject to each outstanding Restricted Stock Award, and (v) the exercise price for each share subject to any then outstanding Stock Options and Stock Appreciation Rights under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of Stock Options and Stock Appreciation Rights) as to which such Stock Options and Stock Appreciation Rights remain exercisable. The Administrator shall also make equitable or proportionate adjustments in the number of shares subject to outstanding Awards and the exercise price and the terms of outstanding Awards to take into consideration cash dividends paid other than in the ordinary course or any other extraordinary corporate event. The adjustment by the Administrator shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Administrator in its discretion may make a cash payment in lieu of fractional shares.

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(d) Mergers and Other Transactions. In the case of and subject to the consummation of a Sale Event, the parties thereto may cause the assumption or continuation of Awards theretofore granted by the successor entity, or the substitution of such Awards with new Awards of the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices, as such parties shall agree. To the extent the parties to such Sale Event do not provide for the assumption, continuation or substitution of Awards, upon the effective time of the Sale Event, the Plan and all outstanding Awards granted hereunder shall terminate. In such case, except as may be otherwise provided in the relevant Award Certificate, all Options and Stock Appreciation Rights that are not exercisable immediately prior to the effective time of the Sale Event shall become fully exercisable as of the effective time of the Sale Event, all other Awards with time-based vesting, conditions or restrictions shall become fully vested and nonforfeitable as of the effective time of the Sale Event, and all Awards with conditions and restrictions relating to the attainment of performance goals may become vested and nonforfeitable in connection with a Sale Event in the Administrator’s discretion or to the extent specified in the relevant Award Certificate. In the event of such termination, (i) the Company shall have the option (in its sole discretion) to make or provide for a cash payment to the grantees holding Options and Stock Appreciation Rights, in exchange for the cancellation thereof, in an amount equal to the difference between (A) the Sale Price multiplied by the number of shares of Stock subject to outstanding Options and Stock Appreciation Rights (to the extent then exercisable at prices not in excess of the Sale Price) and (B) the aggregate exercise price of all such outstanding Options and Stock Appreciation Rights; or (ii) each grantee shall be permitted, within a specified period of time prior to the consummation of the Sale Event as determined by the Administrator, to exercise all outstanding Options and Stock Appreciation Rights (to the extent then exercisable) held by such grantee.

SECTION 4. ELIGIBILITY

Grantees under the Plan will be such full or part-time officers and other employees, Non-Employee Directors and Consultants of the Company and its Subsidiaries as are selected from time to time by the Administrator in its sole discretion.

SECTION 5. STOCK OPTIONS

(a) Award of Stock Options. The Administrator may grant Stock Options under the Plan. Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve.

Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options. Incentive Stock Options may be granted only to employees of the Company or any Subsidiary that is a “subsidiary corporation” within the meaning of Section 424(f) of the Code. To the extent that any Option does not qualify as an Incentive Stock Option, it shall be deemed a Non-Qualified Stock Option.

Stock Options granted pursuant to this Section 5 shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable. If the Administrator so determines, Stock Options may be granted in lieu of cash compensation at the optionee’s election, subject to such terms and conditions as the Administrator may establish.

(b) Exercise Price. The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 5 shall be determined by the Administrator at the time of grant but shall not be less than 100 percent of the Fair Market Value on the date of grant. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the option price of such Incentive Stock Option shall be not less than 110 percent of the Fair Market Value on the grant date.

(c) Option Term. The term of each Stock Option shall be fixed by the Administrator, but no Stock Option shall be exercisable more than ten years after the date the Stock Option is granted. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the term of such Stock Option shall be no more than five years from the date of grant.

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(d) Exercisability; Rights of a Stockholder. Stock Options shall become exercisable at such time or times, whether or not in installments, as shall be determined by the Administrator at or after the grant date. The Administrator may at any time accelerate the exercisability of all or any portion of any Stock Option. An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

(e) Method of Exercise. Stock Options may be exercised in whole or in part, by giving written or electronic notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by one or more of the following methods except to the extent otherwise provided in the Option Award Certificate:

(i) In cash, by certified or bank check or other instrument acceptable to the Administrator;

(ii) Through the delivery (or attestation to the ownership following such procedures as the Company may prescribe) of shares of Stock that are not then subject to restrictions under any Company plan. Such surrendered shares shall be valued at Fair Market Value on the exercise date;

(iii) By the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Company shall prescribe as a condition of such payment procedure; or

(iv) With respect to Stock Options that are not Incentive Stock Options, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price.

Payment instruments will be received subject to collection. The transfer to the optionee on the records of the Company or of the transfer agent of the shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in his stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Option Award Certificate or applicable provisions of laws (including the satisfaction of any withholding taxes that the Company is obligated to withhold with respect to the optionee). In the event an optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the optionee upon the exercise of the Stock Option shall be net of the number of attested shares. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the exercise of Stock Options, such as a system using an internet website or interactive voice response, then the paperless exercise of Stock Options may be permitted through the use of such an automated system.

(f) Annual Limit on Incentive Stock Options. To the extent required for “incentive stock option” treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the shares of Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its parent and subsidiary corporations become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000. To the extent that any Stock Option exceeds this limit, it shall constitute a Non-Qualified Stock Option.

SECTION 6. STOCK APPRECIATION RIGHTS

(a) Award of Stock Appreciation Rights. The Administrator may grant Stock Appreciation Rights under the Plan. A Stock Appreciation Right is an Award entitling the recipient to receive shares of Stock having a value equal to the excess of the Fair Market Value of a share of Stock on the date of exercise over the exercise price of the Stock Appreciation Right multiplied by the number of shares of Stock with respect to which the Stock Appreciation Right shall have been exercised.

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(b) Exercise Price of Stock Appreciation Rights. The exercise price of a Stock Appreciation Right shall not be less than 100 percent of the Fair Market Value of the Stock on the date of grant.

(c) Grant and Exercise of Stock Appreciation Rights. Stock Appreciation Rights may be granted by the Administrator independently of any Stock Option granted pursuant to Section 5 of the Plan.

(d) Terms and Conditions of Stock Appreciation Rights. Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined from time to time by the Administrator. The term of a Stock Appreciation Right may not exceed ten years.

SECTION 7. RESTRICTED STOCK AWARDS

(a) Nature of Restricted Stock Awards. The Administrator may grant Restricted Stock Awards under the Plan. A Restricted Stock Award is any Award of Restricted Shares subject to such restrictions and conditions as the Administrator may determine at the time of grant. Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives. The terms and conditions of each such Award Certificate shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees.

(b) Rights as a Stockholder. Upon the grant of the Restricted Stock Award and payment of any applicable purchase price, a grantee shall have the rights of a stockholder with respect to the voting of the Restricted Shares and receipt of dividends; provided that if the lapse of restrictions with respect to the Restricted Stock Award is tied to the attainment of performance goals, any dividends paid by the Company during the performance period shall accrue and shall not be paid to the grantee until and to the extent the performance goals are met with respect to the Restricted Stock Award. Unless the Administrator shall otherwise determine, (i) uncertificated Restricted Shares shall be accompanied by a notation on the records of the Company or the transfer agent to the effect that they are subject to forfeiture until such Restricted Shares are vested as provided in Section 7(d) below, and (ii) certificated Restricted Shares shall remain in the possession of the Company until such Restricted Shares are vested as provided in Section 7(d) below, and the grantee shall be required, as a condition of the grant, to deliver to the Company such instruments of transfer as the Administrator may prescribe.

(c) Restrictions. Restricted Shares may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the Restricted Stock Award Certificate. Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 18 below, in writing after the Award is issued, if a grantee’s employment (or other service relationship) with the Company and its Subsidiaries terminates for any reason, any Restricted Shares that have not vested at the time of termination shall automatically and without any requirement of notice to such grantee from or other action by or on behalf of, the Company be deemed to have been reacquired by the Company at its original purchase price (if any) from such grantee or such grantee’s legal representative simultaneously with such termination of employment (or other service relationship), and thereafter shall cease to represent any ownership of the Company by the grantee or rights of the grantee as a stockholder. Following such deemed reacquisition of Restricted Shares that are represented by physical certificates, a grantee shall surrender such certificates to the Company upon request without consideration.

(d) Vesting of Restricted Shares. The Administrator at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Shares and the Company’s right of repurchase or forfeiture shall lapse. Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Shares and shall be deemed “vested.”

SECTION 8. RESTRICTED STOCK UNITS

(a) Nature of Restricted Stock Units. The Administrator may grant Restricted Stock Units under the Plan. A Restricted Stock Unit is an Award of stock units that may be settled in shares of Stock upon the satisfaction of

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such restrictions and conditions at the time of grant. Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives. The terms and conditions of each such Award Certificate shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees. Except in the case of Restricted Stock Units with a deferred settlement date that complies with Section 409A, at the end of the vesting period, the Restricted Stock Units, to the extent vested, shall be settled in the form of shares of Stock. Restricted Stock Units with deferred settlement dates are subject to Section 409A and shall contain such additional terms and conditions as the Administrator shall determine in its sole discretion in order to comply with the requirements of Section 409A.

(b) Election to Receive Restricted Stock Units in Lieu of Compensation. The Administrator may, in its sole discretion, permit a grantee to elect to receive a portion of future cash compensation otherwise due to such grantee in the form of an award of Restricted Stock Units. Any such election shall be made in writing and shall be delivered to the Company no later than the date specified by the Administrator and in accordance with Section 409A and such other rules and procedures established by the Administrator. Any such future cash compensation that the grantee elects to defer shall be converted to a fixed number of Restricted Stock Units based on the Fair Market Value of Stock on the date the compensation would otherwise have been paid to the grantee if such payment had not been deferred as provided herein. The Administrator shall have the sole right to determine whether and under what circumstances to permit such elections and to impose such limitations and other terms and conditions thereon as the Administrator deems appropriate. Any Restricted Stock Units that are elected to be received in lieu of cash compensation shall be fully vested, unless otherwise provided in the Award Certificate.

(c) Rights as a Stockholder. A grantee shall have the rights as a stockholder only as to shares of Stock acquired by the grantee upon settlement of Restricted Stock Units; provided, however, that the grantee may be credited with Dividend Equivalent Rights with respect to the stock units underlying his Restricted Stock Units, subject to the provisions of Section 11 and such terms and conditions as the Administrator may determine.

(d) Termination. Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 18 below, in writing after the Award is issued, a grantee’s right in all Restricted Stock Units that have not vested shall automatically terminate upon the grantee’s termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.

SECTION 9. UNRESTRICTED STOCK AWARDS

Grant or Sale of Unrestricted Stock. The Administrator may grant (or sell at par value or such higher purchase price determined by the Administrator) an Unrestricted Stock Award under the Plan. An Unrestricted Stock Award is an Award pursuant to which the grantee may receive shares of Stock free of any restrictions under the Plan. Unrestricted Stock Awards may be granted in respect of past services or other valid consideration, or in lieu of cash compensation due to such grantee.

SECTION 10. CASH-BASED AWARDS

Grant of Cash-Based Awards. The Administrator may grant Cash-Based Awards under the Plan. A Cash-Based Award is an Award that entitles the grantee to a payment in cash upon the attainment of specified Performance Goals. The Administrator shall determine the maximum duration of the Cash-Based Award, the amount of cash to which the Cash-Based Award pertains, the conditions upon which the Cash-Based Award shall become vested or payable, and such other provisions as the Administrator shall determine. Each Cash-Based Award shall specify a cash-denominated payment amount, formula or payment ranges as determined by the Administrator. Payment, if any, with respect to a Cash-Based Award shall be made in accordance with the terms of the Award and may be made in cash.

SECTION 11. PERFORMANCE SHARE AWARDS

(a) Nature of Performance Share Awards. The Administrator may grant Performance Share Awards under the Plan. A Performance Share Award is an Award entitling the grantee to receive shares of Stock upon the

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attainment of performance goals. The Administrator shall determine whether and to whom Performance Share Awards shall be granted, the performance goals, the periods during which performance is to be measured, which may not be less than one year except in the case of a Sale Event, and such other limitations and conditions as the Administrator shall determine.

(b) Rights as a Stockholder. A grantee receiving a Performance Share Award shall have the rights of a stockholder only as to shares of Stock actually received by the grantee under the Plan and not with respect to shares subject to the Award but not actually received by the grantee. A grantee shall be entitled to receive shares of Stock under a Performance Share Award only upon satisfaction of all conditions specified in the Performance Share Award Certificate (or in a performance plan adopted by the Administrator).

(c) Termination. Except as may otherwise be provided by the Administrator either in the Award agreement or, subject to Section 18 below, in writing after the Award is issued, a grantee’s rights in all Performance Share Awards shall automatically terminate upon the grantee’s termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.

SECTION 12. PERFORMANCE-BASED AWARDS TO COVERED EMPLOYEES

(a) Performance-Based Awards. The Administrator may grant one or more Performance-Based Awards in the form of a Restricted Stock Award, Restricted Stock Units, Performance Share Awards or Cash-Based Award payable upon the attainment of Performance Goals that are established by the Administrator and relate to one or more of the Performance Criteria, in each case on a specified date or dates or over any period or periods determined by the Administrator. The Administrator shall define in an objective fashion the manner of calculating the Performance Criteria it selects to use for any Performance Cycle. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a division, business unit, or an individual. Each Performance-Based Award shall comply with the provisions set forth below.

(b) Grant of Performance-Based Awards. With respect to each Performance-Based Award granted to a Covered Employee, the Administrator shall select, within the first 90 days of a Performance Cycle (or, if shorter, within the maximum period allowed under Section 162(m) of the Code) the Performance Criteria for such grant, and the Performance Goals with respect to each Performance Criterion (including a threshold level of performance below which no amount will become payable with respect to such Award). Each Performance-Based Award will specify the amount payable, or the formula for determining the amount payable, upon achievement of the various applicable performance targets. The Performance Criteria established by the Administrator may be (but need not be) different for each Performance Cycle and different Performance Goals may be applicable to Performance-Based Awards to different Covered Employees.

(c) Payment of Performance-Based Awards. Following the completion of a Performance Cycle, the Administrator shall meet to review and certify in writing whether, and to what extent, the Performance Goals for the Performance Cycle have been achieved and, if so, to also calculate and certify in writing the amount of the Performance-Based Awards earned for the Performance Cycle. The Administrator shall then determine the actual size of each Covered Employee’s Performance-Based Award.

(d) Maximum Award Payable. The maximum Performance-Based Award payable to any one Covered Employee under the Plan for a Performance Cycle is two million (2,000,000) shares of Stock (subject to adjustment as provided in Section 3(c) hereof) or five million dollars ($5,000,000) in the case of a Performance-Based Award that is a Cash-Based Award.

SECTION 13. DIVIDEND EQUIVALENT RIGHTS

(a) Dividend Equivalent Rights. The Administrator may grant Dividend Equivalent Rights under the Plan. A Dividend Equivalent Right is an Award entitling the grantee to receive credits based on cash dividends that

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would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other Award to which it relates) if such shares had been issued to the grantee. A Dividend Equivalent Right may be granted hereunder to any grantee as a component of an award of Restricted Stock Units, Restricted Stock Award or Performance Share Award or as a freestanding award. The terms and conditions of Dividend Equivalent Rights shall be specified in the Award Certificate. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Stock, which may thereafter accrue additional equivalents. Any such reinvestment shall be at Fair Market Value on the date of reinvestment or such other price as may then apply under a dividend reinvestment plan sponsored by the Company, if any. Dividend Equivalent Rights may be settled in cash or shares of Stock or a combination thereof, in a single installment or installments. A Dividend Equivalent Right granted as a component of an Award of Restricted Stock Units or Performance Share Award shall provide that such Dividend Equivalent Right shall be settled only upon settlement or payment of, or lapse of restrictions on, such other Award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other Award.

(b) Termination. Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 18 below, in writing after the Award is issued, a grantee’s rights in all Dividend Equivalent Rights shall automatically terminate upon the grantee’s termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.

SECTION 14. TRANSFERABILITY OF AWARDS

(a) Transferability. Except as provided in Section 14(b) below, during a grantee’s lifetime, his or her Awards shall be exercisable only by the grantee, or by the grantee’s legal representative or guardian in the event of the grantee’s incapacity. No Awards shall be sold, assigned, transferred or otherwise encumbered or disposed of by a grantee other than by will or by the laws of descent and distribution or pursuant to a domestic relations order. No Awards shall be subject, in whole or in part, to attachment, execution, or levy of any kind, and any purported transfer in violation hereof shall be null and void.

(b) Administrator Action. Notwithstanding Section 14(a), the Administrator, in its discretion, may provide either in the Award Certificate regarding a given Award or by subsequent written approval that the grantee (who is an employee or director) may transfer his or her Non-Qualified Options to his or her immediate family members, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Award. In no event may an Award be transferred by a grantee for value.

(c) Family Member. For purposes of Section 14(b), “family member” shall mean a grantee’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the grantee’s household (other than a tenant of the grantee), a trust in which these persons (or the grantee) have more than 50 percent of the beneficial interest, a foundation in which these persons (or the grantee) control the management of assets, and any other entity in which these persons (or the grantee) own more than 50 percent of the voting interests.

(d) Designation of Beneficiary. To the extent permitted by the Company, each grantee to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any Award or receive any payment under any Award payable on or after the grantee’s death. Any such designation shall be on a form provided for that purpose by the Administrator and shall not be effective until received by the Administrator. If no beneficiary has been designated by a deceased grantee, or if the designated beneficiaries have predeceased the grantee, the beneficiary shall be the grantee’s estate.

SECTION 15. TAX WITHHOLDING

(a) Payment by Grantee. Each grantee shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the grantee for

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Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld by the Company with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the grantee. The Company’s obligation to deliver evidence of book entry (or stock certificates) to any grantee is subject to and conditioned on tax withholding obligations being satisfied by the grantee.

(b) Payment in Stock. Subject to approval by the Administrator, a grantee may elect to have the Company’s minimum required tax withholding obligation satisfied, in whole or in part, by authorizing the Company to withhold from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due. The Administrator may also require Awards to be subject to mandatory share withholding up to the required withholding amount. For purposes of share withholding, the Fair Market Value of withheld shares shall be determined in the same manner as the value of Stock includible in income of the Participants.

SECTION 16. SECTION 409A AWARDS

To the extent that any Award is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A (a “409A Award”), the Award shall be subject to such additional rules and requirements as specified by the Administrator from time to time in order to comply with Section 409A. In this regard, if any amount under a 409A Award is payable upon a “separation from service” (within the meaning of Section 409A) to a grantee who is then considered a “specified employee” (within the meaning of Section 409A), then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the grantee’s separation from service, or (ii) the grantee’s death, but only to the extent such delay is necessary to prevent such payment from being subject to interest, penalties and/or additional tax imposed pursuant to Section 409A. Further, the settlement of any such Award may not be accelerated except to the extent permitted by Section 409A.

SECTION 17. TERMINATION OF EMPLOYMENT, TRANSFER, LEAVE OF ABSENCE, ETC.

(a) Termination of Employment. If the grantee’s employer ceases to be a Subsidiary, the grantee shall be deemed to have terminated employment for purposes of the Plan.

(b) For purposes of the Plan, the following events shall not be deemed a termination of employment:

(i) a transfer to the employment of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another; or

(ii) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Administrator otherwise so provides in writing.

SECTION 18. AMENDMENTS AND TERMINATION

The Board may, at any time, amend or discontinue the Plan and the Administrator may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the holder’s consent. The Administrator is specifically authorized to exercise its discretion to reduce the exercise price of outstanding Stock Options or Stock Appreciation Rights or effect the repricing of such Awards through cancellation and re-grants. To the extent required under the rules of any securities exchange or market system on which the Stock is listed, to the extent determined by the Administrator to be required by the Code to ensure that Incentive Stock Options granted under the Plan are qualified under Section 422 of the Code, or to ensure that compensation earned under Awards qualifies as performance-based compensation under Section 162(m) of the Code, Plan

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amendments shall be subject to approval by the Company stockholders entitled to vote at a meeting of stockholders. Nothing in this Section 18 shall limit the Administrator’s authority to take any action permitted pursuant to Section 3(c) or 3(d).

SECTION 19. STATUS OF PLAN

With respect to the portion of any Award that has not been exercised and any payments in cash, Stock or other consideration not received by a grantee, a grantee shall have no rights greater than those of a general creditor of the Company unless the Administrator shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Administrator may authorize the creation of trusts or other arrangements to meet the Company’s obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.

SECTION 20. GENERAL PROVISIONS

(a) No Distribution. The Administrator may require each person acquiring Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.

(b) Delivery of Stock Certificates. Stock certificates to grantees under this Plan shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company. Uncertificated Stock shall be deemed delivered for all purposes when the Company or a Stock transfer agent of the Company shall have given to the grantee by electronic mail (with proof of receipt) or by United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company, notice of issuance and recorded the issuance in its records (which may include electronic “book entry” records). Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates evidencing shares of Stock pursuant to the exercise of any Award, unless and until the Administrator has determined, with advice of counsel (to the extent the Administrator deems such advice necessary or advisable), that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of Stock are listed, quoted or traded. All Stock certificates delivered pursuant to the Plan shall be subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with federal, state or foreign jurisdiction, securities or other laws, rules and quotation system on which the Stock is listed, quoted or traded. The Administrator may place legends on any Stock certificate to reference restrictions applicable to the Stock. In addition to the terms and conditions provided herein, the Administrator may require that an individual make such reasonable covenants, agreements, and representations as the Administrator, in its discretion, deems necessary or advisable in order to comply with any such laws, regulations, or requirements. The Administrator shall have the right to require any individual to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Administrator.

(c) Stockholder Rights. Until Stock is deemed delivered in accordance with Section 20(b), no right to vote or receive dividends or any other rights of a stockholder will exist with respect to shares of Stock to be issued in connection with an Award, notwithstanding the exercise of a Stock Option or any other action by the grantee with respect to an Award.

(d) Other Compensation Arrangements; No Employment Rights. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of this Plan and the grant of Awards do not confer upon any employee any right to continued employment with the Company or any Subsidiary.

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(e) Trading Policy Restrictions. Option exercises and other Awards under the Plan shall be subject to the Company’s insider trading policies and procedures, as in effect from time to time.

(f) Clawback Policy. Awards under the Plan shall be subject to the Company’s clawback policy, as in effect from time to time.

SECTION 21. EFFECTIVE DATE OF PLAN

This Plan shall become effective upon stockholder approval in accordance with applicable state law, the Company’s bylaws and articles of incorporation, and applicable stock exchange rules. No grants of Stock Options and other Awards may be made hereunder after the tenth anniversary of the Effective Date and no grants of Incentive Stock Options may be made hereunder after the tenth anniversary of the date the Plan is approved by the Board.

SECTION 22. GOVERNING LAW

This Plan and all Awards and actions taken thereunder shall be governed by, and construed in accordance with, the laws of the State of Delaware, applied without regard to conflict of law principles.

DATE APPROVED BY BOARD OF DIRECTORS:

DATE APPROVED BY STOCKHOLDERS:

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ANNEX C

Voting Agreement

C-1

Exhibit 10.1

VOTING AGREEMENT

THIS VOTING AGREEMENT (this “Agreement”), dated as of April 21, 2015, is made between Rosewind Corporation, a Colorado corporation (the “Company”), and Ampio Pharmaceuticals, Inc., a Delaware corporation (the “Shareholder”).

RECITALS

WHEREAS, the Shareholder is the beneficial owner (as defined in Rule l3d-3 under the Securities Exchange Act of 1934, as amended) of 141,535,750 outstanding shares of common stock, par value $0.001 per share (the “Common Stock”), of the Company, which shares entitle the beneficial owner to vote at a meeting of the shareholders of the Company or by written consent;

WHEREAS, each of the Shareholder and the Company will derive significant value from the consummation of the Proposed Transactions (as defined below); and

WHEREAS, in consideration of the foregoing, and for other good and valuable consideration, receipt of which is hereby acknowledged, the Shareholder agrees to vote all of the shares of the Common Stock beneficially owned by the Shareholder at one or more Company shareholder meetings or by written consent in favor of proposals approved by the Board of Directors of the Company (the “Board”) and authorizing the Company to (1) re-incorporate into the State of Delaware through a plan of conversion; (2) effectuate a reverse stock split of the Company’s common stock, at a ratio of one new share for every approximately 12.174 shares currently outstanding; (3) change the name of the Company from “Rosewind Corporation” to “Aytu Bioscience, Inc.”; and (4) approve a new stock option and incentive plan (collectively, the “Proposed Transactions”) .

NOW, THEREFORE, in consideration of the foregoing and the mutual promises, representations, warranties, covenants and agreements contained herein, the parties hereto, intending to be legally bound, hereby agree as follows:

1.	Voting Provisions

(a) Agreement to Vote Shares of the Company’s Stock. The Shareholder hereby agrees during the Term (as defined in Section 3 below) of this Agreement to vote or cause to be voted all shares of Company’s Common Stock owned of record and/or beneficially (as defined in Rule 13d-3 of the Exchange Act of 1934, as amended) by the Shareholder (the “Shares”), in each case, as of the applicable record date for any annual or special meeting of shareholders or in connection with any solicitation of shareholder action by written consent (each, a “Shareholders Meeting”), in favor of each of the Proposed Transactions and to be present for quorum purposes.

(b) No Other Voting Agreement. The Shareholder hereby agrees that the Shareholder shall not enter into any agreement or understanding with any other person the effect of which would be to violate the provisions and agreements contained in this Section 1, provided that the foregoing shall not restrict the Shareholder from selling or otherwise disposing of the Shareholder’s Shares.

2.	Other Proxies Revoked. The Shareholder represents and warrants that any proxies heretofore given in respect of the Shareholder’s Shares are not irrevocable, and that all such proxies have been or are hereby revoked.

3.	Term of Agreement. The term of this Agreement shall commence on the date of this Agreement and shall remain in full force and effect until the approval by the Company’s stockholders of the Proposed Transactions (the “Term”). For avoidance of doubt, upon the termination of this Agreement, the parties will have no continuing obligations pursuant to this Agreement.

4.	Representations and Warranties of the Shareholder. The Shareholder hereby represents and warrants to the Company as follows:

(a) Authority, etc. The Shareholder has all necessary power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby by the Shareholder have been duly authorized by all necessary action on the part of the Shareholder and constitutes a legal, valid and binding obligation of the Shareholder, enforceable against the Shareholder in accordance with its terms.

(b) Ownership of Shares. The Shareholder is, as of the date hereof, the beneficial owner of 141,535,750 shares of Common Stock. The Shareholder has sole voting power and sole power to issue instructions with respect to the matters set forth in Section 1 hereof, sole power of disposition, sole power of conversion, sole power to agree to all of the matters set forth in this Agreement, in each case with respect to all of the Shares, with no limitations, qualifications or restrictions on such rights, subject only to applicable securities laws and the terms of this Agreement.

(c) No Conflicts. No filing with, and no permit, authorization, consent or approval of, any governmental entity is necessary for the execution of this Agreement by the Shareholder and the consummation by the Shareholder of the transactions contemplated hereby. None of the execution and delivery of this Agreement by the Shareholder, the consummation by the Shareholder of the transactions contemplated hereby or compliance by the Shareholder with any of the provisions hereof shall (A) conflict with or result in any breach of any applicable documents to which the Shareholder is a party, or (B) violate any order, writ, injunction, decree, judgment, order, statute, rule or regulation applicable to the Shareholder.

(d) No Encumbrances. The Shares and the certificates representing such Shares are now held by the Shareholder, or by a nominee or custodian for the benefit of the Shareholder, free and clear of all liens, claims, security interests, proxies, voting trusts or agreements, understandings or arrangements or any other encumbrances whatsoever, except for any such encumbrances or proxies arising hereunder.

5.	Covenants of The Shareholder. The Shareholder covenants and agrees that, during the Term, the Shareholder shall not (i) grant any proxies or powers of attorney, deposit any of the Shares into a voting trust or enter into a voting agreement with respect to any of the Shares or (ii) take any action that would make any representation or warranty of the Shareholder contained herein untrue or incorrect or have the effect of preventing, disabling or delaying the Shareholder from performing the Shareholder’s obligations under this Agreement.

6.	Covenants of the Company. The Company covenants and agrees that it shall hold a Shareholders Meeting as soon as is reasonably practicable for the purpose of voting upon the Proposed Transactions, unless the Board determines after the date of this Agreement that it is no longer advisable for the Company to do so.

7.	Miscellaneous

(a) Further Assurances. From time to time, at any other party’s written request and without further consideration, each party hereto shall execute and deliver such additional documents and take all such further lawful action as may be necessary or desirable to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement.

(b) Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

(c) Assignment. This Agreement shall not be assigned by operation of law or otherwise without the prior written consent of the other party, provided that the Buyers may assign and transfer, at its sole discretion, its rights and obligations hereunder to any of their affiliates.

(d) Amendments, Waivers, Etc. This Agreement may not be amended, changed, supplemented, waived or otherwise modified or terminated, except upon the execution and delivery of a written agreement executed by all of the relevant parties hereto.

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(e) Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly received if so given) by hand delivery, fax, or by mail (registered or certified mail, postage prepaid, return receipt requested) or by any courier service, such as FedEx, providing proof of delivery. All communications hereunder shall be delivered to the respective parties at the following addresses:

If to the Shareholder:

Ampio Pharmaceuticals, Inc.

373 Inverness Parkway, Suite 200

Englewood, Colorado 80112

Attention: Gregory A. Gould

Facsimile: (720) 437-6501

If to the Company:

Rosewind Corporation

373 Inverness Parkway, Suite 200

Englewood, Colorado 80112

Attention: Joshua R. Disbrow

Facsimile: (720) 437-6501

With a copy to:

Goodwin Procter LLP

620 Eighth Avenue

New York, New York 10018

Attention: Andrew H. Goodman, Esq.

Facsimile: (212) 355-3333

or to such other address as the person to whom notice is given may have previously furnished to the others in writing in the manner set forth above.

(f) Severability. Whenever possible, each provision or portion of any provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or portion of any provision in such jurisdiction, and this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained herein.

(g) Specific Performance. Each of the parties hereto recognizes and acknowledges that a breach by it of any covenants or agreements contained in this Agreement will cause the other party to sustain damages for which it would not have an adequate remedy at law for money damages, and therefore each of the parties hereto agrees that in the event of any such breach the aggrieved party shall be entitled to the remedy of specific performance of such covenants and agreements and injunctive and other equitable relief in addition to any other remedy to which it may be entitled, at law or in equity.

(h) Remedies Cumulative. All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise of any thereof by any party shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.

(i) No Waiver. The failure of any party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with its obligations hereunder, and any custom or practice of the parties at variance with the terms hereof shall not constitute a waiver by such party of its right to exercise any such or other right, power or remedy or to demand such compliance.

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(j) No Third Party Beneficiaries. This Agreement is not intended to be for the benefit of, and shall not be enforceable by, any person who or which is not a party hereto.

(k) Governing Law. This Agreement, and the legal relations between the parties hereto, shall be governed and construed in accordance with the laws of the State of Delaware.

(l) Waiver of Jury Trial. EACH OF THE PARTIES HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVES ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER DOCUMENTS ENTERED INTO IN CONNECTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), OF ANY PARTY.

(m) Descriptive Headings. The descriptive headings used herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

(n) Counterparts. This Agreement may be executed in two or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by facsimile shall be effective as delivery of a manually executed counterpart of this Agreement.

*    *    *    *    *

IN WITNESS WHEREOF, each of the Company and the Shareholder has caused this Voting Agreement to be duly executed as of the day and year first above written.

ROSEWIND CORPORATION

By:	/s/ Joshua R. Disbrow
Name:	Joshua R. Disbrow
Title:	President and Chief Executive Officer

AMPIO PHARMACEUTICALS, INC.

By:	/s/ Gregory A. Gould
Name:	Gregory A. Gould
Title:	Chief Financial Officer

[SIGNATURE PAGE TO VOTING AGREEMENT]

ANNEX D

Article 113 of the Colorado Corporations Business Act

D-1

§ 7-113-101. Definitions

For purposes of this article:

(1) “Beneficial shareholder” means the beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.

(2) “Corporation” means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring domestic or foreign corporation, by merger or share exchange of that issuer.

(3) “Dissenter” means a shareholder who is entitled to dissent from corporate action under section 7-113-102 and who exercises that right at the time and in the manner required by part 2 of this article.

(4) “Fair value”, with respect to a dissenter’s shares, means the value of the shares immediately before the effective date of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action except to the extent that exclusion would be inequitable.

(5) “Interest” means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans or, if none, at the legal rate as specified in section 5-12-101, C.R.S.

(6) “Record shareholder” means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares that are registered in the name of a nominee to the extent such owner is recognized by the corporation as the shareholder as provided in section 7-107-204.

(7) “Shareholder” means either a record shareholder or a beneficial shareholder.

§ 7-113-102. Right to dissent

(1) A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder’s shares in the event of any of the following corporate actions:

(a) Consummation of a plan of merger to which the corporation is a party if:

(I) Approval by the shareholders of that corporation is required for the merger by section 7-111-103 or 7-111-104 or by the articles of incorporation; or

(II) The corporation is a subsidiary that is merged with its parent corporation under section 7-111-104;

(b) Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired;

(c) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of the corporation for which a shareholder vote is required under section 7-112-102(1);

(d) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of an entity controlled by the corporation if the shareholders of the corporation were entitled to vote upon the consent of the corporation to the disposition pursuant to section 7-112-102(2);

(e) Consummation of a conversion in which the corporation is the converting entity as provided in section 7-90-206(2);

(f) An amendment, conversion, or merger described in section 7-101-504(3); and

(g) Consummation of a plan by which a public benefit corporation terminates public benefit corporation status by merger or conversion into a corporation that has not elected public benefit corporation status as provided in section 7-101-504(4) or by amendment of its articles of incorporation.

(1.3) A shareholder is not entitled to dissent and obtain payment, under subsection (1) of this section, of the fair value of the shares of any class or series of shares that either were listed on a national securities exchange registered under the federal “Securities Exchange Act of 1934”, as amended,1 or were held of record by more than two thousand shareholders, at the time of:

(a) The record date fixed under section 7-107-107 to determine the shareholders entitled to receive notice of the shareholders’ meeting at which the corporate action is submitted to a vote;

(b) The record date fixed under section 7-107-104 to determine shareholders entitled to sign writings consenting to the corporate action; or

(c) The effective date of the corporate action if the corporate action is authorized other than by a vote of shareholders.

(1.8) The limitation set forth in subsection (1.3) of this section shall not apply if the shareholder will receive for the shareholder’s shares, pursuant to the corporate action, anything except:

(a) Shares of the corporation surviving the consummation of the plan of merger or share exchange;

(b) Shares of any other corporation which, at the effective date of the plan of merger or share exchange, either will be listed on a national securities exchange registered under the federal “Securities Exchange Act of 1934”, as amended, or will be held of record by more than two thousand shareholders;

(c) Cash in lieu of fractional shares; or

(d) Any combination of the foregoing described shares or cash in lieu of fractional shares.

(2) Deleted by Laws 1996, H.B.96-1285, § 30, eff. June 1, 1996.

(2.5) A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder’s shares in the event of a reverse split that reduces the number of shares owned by the shareholder to a fraction of a share or to scrip if the fractional share or scrip so created is to be acquired for cash or the scrip is to be voided under section 7-106-104.

(3) A shareholder is entitled to dissent and obtain payment of the fair value of the shareholder’s shares in the event of any corporate action to the extent provided by the bylaws or a resolution of the board of directors.

(4) A shareholder entitled to dissent and obtain payment for the shareholder’s shares under this article may not challenge the corporate action creating such entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

§ 7-113-103. Dissent by nominees and beneficial owners

(1) A record shareholder may assert dissenters’ rights as to fewer than all the shares registered in the record shareholder’s name only if the record shareholder dissents with respect to all shares beneficially owned by any one person and causes the corporation to receive written notice which states such dissent and the name, address, and federal taxpayer identification number, if any, of each person on whose behalf the record shareholder asserts dissenters’ rights. The rights of a record shareholder under this subsection (1) are determined as if the shares as to which the record shareholder dissents and the other shares of the record shareholder were registered in the names of different shareholders.

(2) A beneficial shareholder may assert dissenters’ rights as to the shares held on the beneficial shareholder’s behalf only if:

(a) The beneficial shareholder causes the corporation to receive the record shareholder’s written consent to the dissent not later than the time the beneficial shareholder asserts dissenters’ rights; and

(b) The beneficial shareholder dissents with respect to all shares beneficially owned by the beneficial shareholder.

(3) The corporation may require that, when a record shareholder dissents with respect to the shares held by any one or more beneficial shareholders, each such beneficial shareholder must certify to the corporation that the beneficial shareholder and the record shareholder or record shareholders of all shares owned beneficially by the beneficial shareholder have asserted, or will timely assert, dissenters’ rights as to all such shares as to which there is no limitation on the ability to exercise dissenters’ rights. Any such requirement shall be stated in the dissenters’ notice given pursuant to section 7-113-203.

§ 7-113-201. Notice of dissenters’ rights

(1) If a proposed corporate action creating dissenters’ rights under section 7-113-102 is submitted to a vote at a shareholders’ meeting, the notice of the meeting shall be given to all shareholders, whether or not entitled to vote. The notice shall state that shareholders are or may be entitled to assert dissenters’ rights under this article and shall be accompanied by a copy of this article and the materials, if any, that, under articles 101 to 117 of this title, are required to be given to shareholders entitled to vote on the proposed action at the meeting. Failure to give notice as provided by this subsection (1) shall not affect any action taken at the shareholders’ meeting for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder’s shares under this article by reason of the shareholder’s failure to comply with the provisions of section 7-113-202(1).

(2) If a proposed corporate action creating dissenters’ rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104, any written or oral solicitation of a shareholder to execute a writing consenting to such action contemplated in section 7-107-104 shall be accompanied or preceded by a written notice stating that shareholders are or may be entitled to assert dissenters’ rights under this article, by a copy of this article, and by the materials, if any, that, under articles 101 to 117 of this title, would have been required to be given to shareholders entitled to vote on the proposed action if the proposed action were submitted to a vote at a shareholders’ meeting. Failure to give notice as provided by this subsection (2) shall not affect any action taken pursuant to section 7-107-104 for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder’s shares under this article by reason of the shareholder’s failure to comply with the provisions of section 7-113-202(2).

§ 7-113-202. Notice of intent to demand payment

(1) If a proposed corporate action creating dissenters’ rights under section 7-113-102 is submitted to a vote at a shareholders’ meeting and if notice of dissenters’ rights has been given to such shareholder in connection with the action pursuant to section 7-113-201(1), a shareholder who wishes to assert dissenters’ rights shall:

(a) Cause the corporation to receive, before the vote is taken, written notice of the shareholder’s intention to demand payment for the shareholder’s shares if the proposed corporate action is effectuated; and

(b) Not vote the shares in favor of the proposed corporate action.

(2) If a proposed corporate action creating dissenters’ rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104 and if notice of dissenters’ rights has been given to such shareholder in connection with the action pursuant to section 7-113-201(2), a shareholder who wishes to assert dissenters’ rights shall not execute a writing consenting to the proposed corporate action.

(3) A shareholder who does not satisfy the requirements of subsection (1) or (2) of this section is not entitled to demand payment for the shareholder’s shares under this article.

§ 7-113-203. Dissenters’ notice

(1) If a proposed corporate action creating dissenters’ rights under section 7-113-102 is authorized, the corporation shall give a written dissenters’ notice to all shareholders who are entitled to demand payment for their shares under this article.

(2) The dissenters’ notice required by subsection (1) of this section shall be given no later than ten days after the effective date of the corporate action creating dissenters’ rights under section 7-113-102 and shall:

(a) State that the corporate action was authorized and state the effective date or proposed effective date of the corporate action;

(b) State an address at which the corporation will receive payment demands and the address of a place where certificates for certificated shares must be deposited;

(c) Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

(d) Supply a form for demanding payment, which form shall request a dissenter to state an address to which payment is to be made;

(e) Set the date by which the corporation must receive the payment demand and certificates for certificated shares, which date shall not be less than thirty days after the date the notice required by subsection (1) of this section is given;

(f) State the requirement contemplated in section 7-113-103(3), if such requirement is imposed; and

(g) Be accompanied by a copy of this article.

§ 7-113-204. Procedure to demand payment

(1) A shareholder who is given a dissenters’ notice pursuant to section 7-113-203 and who wishes to assert dissenters’ rights shall, in accordance with the terms of the dissenters’ notice:

(a) Cause the corporation to receive a payment demand, which may be the payment demand form contemplated in section 7-113-203(2)(d), duly completed, or may be stated in another writing; and

(b) Deposit the shareholder’s certificates for certificated shares.

(2) A shareholder who demands payment in accordance with subsection (1) of this section retains all rights of a shareholder, except the right to transfer the shares, until the effective date of the proposed corporate action giving rise to the shareholder’s exercise of dissenters’ rights and has only the right to receive payment for the shares after the effective date of such corporate action.

(3) Except as provided in section 7-113-207 or 7-113-209(1)(b), the demand for payment and deposit of certificates are irrevocable.

(4) A shareholder who does not demand payment and deposit the shareholder’s share certificates as required by the date or dates set in the dissenters’ notice is not entitled to payment for the shares under this article.

§ 7-113-205. Uncertificated shares

(1) Upon receipt of a demand for payment under section 7-113-204 from a shareholder holding uncertificated shares, and in lieu of the deposit of certificates representing the shares, the corporation may restrict the transfer thereof.

(2) In all other respects, the provisions of section 7-113-204 shall be applicable to shareholders who own uncertificated shares.

§ 7-113-206. Payment

(1) Except as provided in section 7-113-208, upon the effective date of the corporate action creating dissenters’ rights under section 7-113-102 or upon receipt of a payment demand pursuant to section 7-113-204, whichever is later, the corporation shall pay each dissenter who complied with section 7-113-204, at the address stated in the payment demand, or if no such address is stated in the payment demand, at the address shown on the corporation’s current record of shareholders for the record shareholder holding the dissenter’s shares, the amount the corporation estimates to be the fair value of the dissenter’s shares, plus accrued interest.

(2) The payment made pursuant to subsection (1) of this section shall be accompanied by:

(a) The corporation’s balance sheet as of the end of its most recent fiscal year or, if that is not available, the corporation’s balance sheet as of the end of a fiscal year ending not more than sixteen months before the date of payment, an income statement for that year, and, if the corporation customarily provides such statements to shareholders, a statement of changes in shareholders’ equity for that year and a statement of cash flow for that year, which balance sheet and statements shall have been audited if the corporation customarily provides audited financial statements to shareholders, as well as the latest available financial statements, if any, for the interim or full-year period, which financial statements need not be audited;

(b) A statement of the corporation’s estimate of the fair value of the shares;

(c) An explanation of how the interest was calculated;

(d) A statement of the dissenter’s right to demand payment under section 7-113-209; and

(e) A copy of this article.

§ 7-113-207. Failure to take action

(1) If the effective date of the corporate action creating dissenters’ rights under section 7-113-102 does not occur within sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, the corporation shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares.

(2) If the effective date of the corporate action creating dissenters’ rights under section 7-113-102 occurs more than sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, then the corporation shall send a new dissenters’ notice, as provided in section 7-113-203, and the provisions of sections 7-113-204 to 7-113-209 shall again be applicable.

§ 7-113-208. Special provisions relating to shares acquired after announcement of proposed corporate action

(1) The corporation may, in or with the dissenters’ notice given pursuant to section 7-113-203, state the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action creating dissenters’ rights under section 7-113-102 and state that the dissenter shall certify in writing, in or with the dissenter’s payment demand under section 7-113-204, whether or not the dissenter (or the person on whose behalf dissenters’ rights are asserted) acquired beneficial ownership of the shares before that date. With respect to any dissenter who does not so certify in writing, in or with the payment demand, that the dissenter or the person on whose behalf the dissenter asserts dissenters’ rights acquired beneficial ownership of the shares before such date, the corporation may, in lieu of making the payment provided in section 7-113-206, offer to make such payment if the dissenter agrees to accept it in full satisfaction of the demand.

(2) An offer to make payment under subsection (1) of this section shall include or be accompanied by the information required by section 7-113-206(2).

§ 7-113-209. Procedure if dissenter is dissatisfied with payment or offer

(1) A dissenter may give notice to the corporation in writing of the dissenter’s estimate of the fair value of the dissenter’s shares and of the amount of interest due and may demand payment of such estimate, less any payment made under section 7-113-206, or reject the corporation’s offer under section 7-113-208 and demand payment of the fair value of the shares and interest due, if:

(a) The dissenter believes that the amount paid under section 7-113-206 or offered under section 7-113-208 is less than the fair value of the shares or that the interest due was incorrectly calculated;

(b) The corporation fails to make payment under section 7-113-206 within sixty days after the date set by the corporation by which the corporation must receive the payment demand; or

(c) The corporation does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares as required by section 7-113-207(1).

(2) A dissenter waives the right to demand payment under this section unless the dissenter causes the corporation to receive the notice required by subsection (1) of this section within thirty days after the corporation made or offered payment for the dissenter’s shares.

§ 7-113-301. Court action

(1) If a demand for payment under section 7-113-209 remains unresolved, the corporation may, within sixty days after receiving the payment demand, commence a proceeding and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the sixty-day period, it shall pay to each dissenter whose demand remains unresolved the amount demanded.

(2) The corporation shall commence the proceeding described in subsection (1) of this section in the district court for the county in this state in which the street address of the corporation’s principal office is located, or, if the corporation has no principal office in this state, in the district court for the county in which the street address of its registered agent is located, or, if the corporation has no registered agent, in the district court for the city and county of Denver. If the corporation is a foreign corporation without a registered agent, it shall commence the proceeding in the county in which the domestic corporation merged into, or whose shares were acquired by, the foreign corporation would have commenced the action if that corporation were subject to the first sentence of this subsection (2).

(3) The corporation shall make all dissenters, whether or not residents of this state, whose demands remain unresolved parties to the proceeding commenced under subsection (2) of this section as in an action against their shares, and all parties shall be served with a copy of the petition. Service on each dissenter shall be by registered or certified mail, to the address stated in such dissenter’s payment demand, or if no such address is stated in the payment demand, at the address shown on the corporation’s current record of shareholders for the record shareholder holding the dissenter’s shares, or as provided by law.

(4) The jurisdiction of the court in which the proceeding is commenced under subsection (2) of this section is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to such order. The parties to the proceeding are entitled to the same discovery rights as parties in other civil proceedings.

(5) Each dissenter made a party to the proceeding commenced under subsection (2) of this section is entitled to judgment for the amount, if any, by which the court finds the fair value of the dissenter’s shares, plus interest, exceeds the amount paid by the corporation, or for the fair value, plus interest, of the dissenter’s shares for which the corporation elected to withhold payment under section 7-113-208.

§ 7-113-302. Court costs and counsel fees

(1) The court in an appraisal proceeding commenced under section 7-113-301 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation; except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under section 7-113-209.

(2) The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

(a) Against the corporation and in favor of any dissenters if the court finds the corporation did not substantially comply with part 2 of this article; or

(b) Against either the corporation or one or more dissenters, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this article.

(3) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to said counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

ROSEWIND CORPORATION

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, revoking all prior proxies, hereby nominates, constitutes and appoints Michael Macaluso (or such other person as is designated by the board of directors of Rosewind Corporation (the “Rosewind”)) (the “Proxies”), or either of them (with full power to act alone), true and lawful attorney(s), with full power of substitution, for the undersigned and in the name, place and stead of the undersigned to vote as designated below all of the shares of common stock, at no par value per share, of Rosewind entitled to be voted by the undersigned at the Special Meeting of Shareholders to be held on May [    ], 2015 and at any adjournments or postponements thereof. Should a nominee be unable to serve, this proxy may be voted for a substitute selected by the Rosewind’s board of directors.

Please complete, sign and date other side and return promptly. Please mark ☒ your vote as indicated in this example.

THE BOARD RECOMMENDS A VOTE FOR THE FOLLOWING:

1. Proposal to change the state of incorporation of the Company from the State of Colorado to the State of Delaware through a plan of conversion;

FOR	AGAINST	ABSTAIN
☐	☐	☐

2. To effect a reverse stock split of the Rosewind’s common stock, at a ratio of one new share, at $0.0001 par value per share, for every 12.174 shares currently outstanding, at no par value per share;

FOR	AGAINST	ABSTAIN
☐	☐	☐

3. To change the name of the Company to “Aytu Bioscience, Inc.”;

FOR	AGAINST	ABSTAIN
☐	☐	☐

4. To approve a new stock option and incentive plan for certain officers, directors, employees, and other key personnel; and

FOR	AGAINST	ABSTAIN
☐	☐	☐

5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the special meeting and any adjournment thereof.

The undersigned hereby acknowledges receipt of the Notice of the Special Meeting of Shareholders and the accompanying Proxy Statement.

This proxy will be voted as specified. If no specification is made, this proxy will be voted FOR Proposal Nos. 1, 2, 3 and 4. A vote to ABSTAIN will be voted FOR Proposal Nos. 1, 2, 3 and 4.

Please contact the corporate secretary, Gregory A. Gould at (720) 437-6513 or email us at ggould@amphiopharma.com if you have any questions about accessing these materials.

PROXY CARD

Please mark, sign, date and return the proxy card promptly using the enclosed envelope.

☐	PLEASE CHECK THIS BOX IF YOU PLAN TO ATTEND THE MEETING IN PERSON.

SIGN HERE

(Please sign exactly as name appears at left)

SIGN HERE

Executors, administrators, trustees, etc. should indicate when signing

DATED

Please sign this proxy card exactly as your shares are registered. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If more than one person holds the power to vote the same, any one of them may sign this proxy card. If the shareholder is a corporation, this proxy card must be signed by a duly authorized officer of the shareholder. By signing this proxy card, you acknowledge receipt of the Notice of Special Meeting of Shareholders and Proxy Statement, with all enclosures and attachments, dated May     , 2012. If address at left is incorrect, please write in the correct information.

SIGNATURE PAGE TO PROXY CARD